A VARIABLE
ANNUITY ISSUED
BY GENERAL
AMERICAN LIFE
INSURANCE COMPANY
GT GLOBAL
ALLOCATOR

ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Reports on the
Funds................          1

Funds'
Financial
Statements...........         F1

Portfolio holdings
and views of the
Funds' managers
described in this
annual report are as
of the date of the
report, unless
otherwise noted, and
are subject to
change.

UNDERSTANDING THE PERFORMANCE TABLES

The performance data shown in the upper left hand corner of each report are for the GT Global Variable Investment Divisions available in the GT Global Allocator variable annuity issued by General American Life Insurance Company and for their corresponding GT Global Variable Investment Funds, which are the underlying investment vehicles for the Divisions. Division performance reflects Fund performance, less the 1.4% annuity charges (mortality and expense risk, and administrative charges), but not the $30 administration fee for contracts less than $20,000. Division performance which reflects the surrender charge (maximum 6% in the first year, decreasing 1% annually thereafter) assumes a complete withdrawal at the end of the period noted. Fund performance reflects all Fund expenses but not the charges and expenses of the separate account described above.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate; therefore, an investor's units, when surrendered, may be worth more or less than their original cost. From time to time, the investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Fund holdings and geographic allocations will change as market conditions change.

                         GT GLOBAL, INC., DISTRIBUTOR AND PRINCIPAL UNDERWRITER.
                                                              POLICY FORM #10079

GT GLOBAL
VARIABLE STRATEGIC INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           13.90%             19.90%
Life of Fund                      9.53%             10.12%
Fund Performance
Average Annualized
1 Year                           21.58%
Life of Fund                     11.67%

PERFORMANCE

We are pleased with the Fund's performance over the 12 months ended December 31, 1996. Total return for the period was 21.58%; total return over the same investment period was 4.44% for the J.P. Morgan Global Government Bond Index(1) and 34.16% for the J.P. Morgan Emerging Markets Brady (EMBI) Index.(2)

These index returns highlight the considerable divergence in the performance of core and emerging markets over the period. Emerging market debt has enjoyed improving performance because of the panic selloff in Mexico, the resulting general turbulence in emerging markets and their subsequent rebound. The Fund's significant weighting in these markets, as well as its holdings in smaller, higher-yielding European markets, accounts for a good deal of its strong performance. Russia and Panama stand out as the biggest contributors to performance. The Fund also benefited from being underweighted in the U.S. and Japan relative to the J.P. Morgan Global Government Bond Index.

MARKET REVIEW

The U.S. market is the most important determinant of global yields. Over the past year, relatively stable growth and subdued inflation have served as a good background for bond rallies elsewhere. Going forward, we expect inflation should not be a problem and Treasuries should trade in a range we've seen over the last year.

In Japan, structural economic problems continued to dampen economic activity. Given the presence of abundant resources, we believe the inflation outlook will continue to be favorable for bonds. We also find no reason to expect enough increased economic activity in Japan to push monetary authorities to raise interest rates dramatically. Hence, with no inflation and no expected upside surprises in economic activity, bond markets and yields in Japan appear to us to be fairly stable, even though they are at historically low levels (roughly 2.6%).

While many people have been surprised by the significant outperformance of emerging market debt in 1995 and 1996, a few observations can help explain its occurrence. First, value has come back from an extremely low base. Also, post-crisis, government securities in these markets behaved less like typical fixed income investments, that is, driven by fundamentals, and more like equities whose value was driven by growth expectations.

OUTLOOK

In our view, the universe of emerging markets, with the exception of a few countries, is doing very well. At an average of 5%, economic growth continues to be about twice as fast as in the industrialized countries. It is also coming on the heels of improving macroeconomic performance, measured in terms of lower inflation, lower fiscal deficits and declining current account deficits. Although we do not anticipate a repeat of 1996's outperformance in emerging market debt, we believe value is still to be found and that emerging market fixed income should continue to exhibit above-average performance, provided the U.S. remains stable (U.S. 30-year Treasury at 6 1/2%-7%) and no massive correction occurs in U.S. Treasuries.

In our opinion, the greatest risk over the next 12 months is not necessarily from the country or the value element but primarily from the global yield side -- in particular, the massive convergence in yields in Europe, both at the long and short end of the yield curve. The convergence, however, has occurred on the back of the political push to achieve European Monetary Union (EMU), and we have no reason to expect the political willingness to push for EMU will change any time soon. On the contrary, it is picking up quite a bit of momentum. Based on political indicators, it may go forward, but the system being devised is based on fragile fundamental conditions, a similar situation to what occurred in the 1992 currency crisis in the Exchange Rate Mechanism (ERM).

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL       JPM          JP
             VARIABLE      GLOBAL      MORGAN
            STRATEGIC    GOVERNMENT     EMBI
              INCOME        BOND
10-Feb-93       10,000        10,000     10,000
                10,008        10,209     10,118
                10,078        10,366     10,646
                10,082        10,555     10,860
                10,143        10,622     11,229
                10,521        10,630     11,622
                10,871        10,635     12,106
                11,459        10,950     12,349
                11,502        11,065     12,511
                12,168        11,060     13,565
                11,986        10,979     13,429
                12,755        11,092     14,249
                12,842        11,196     14,288
                11,553        11,073     13,099
                10,506        11,022     11,601
                10,396        11,014     11,606
                10,569        10,923     12,408
                10,447        11,052     11,409
                10,482        11,156     11,689
                10,856        11,127     12,524
                11,053        11,183     12,647
                10,975        11,350     12,289
                10,878        11,207     12,414
31-Dec-94       10,575        11,233     11,588
                10,487        11,461     11,187
                10,438        11,756     10,604
                10,579        12,354     10,304
                11,130        12,551     11,411
                11,584        12,901     12,416
                11,615        12,982     12,657
                11,614        13,043     12,666
                11,614        12,681     12,965
                11,884        12,966     13,411
                11,946        13,093     13,274
                12,233        13,239     13,738
                12,637        13,403     14,779
                13,170        13,265     16,081
                12,686        13,188     14,951
                12,804        13,168     15,334
                13,109        13,119     16,106
                13,273        13,132     16,306
                13,472        13,247     16,758
                13,700        13,491     16,885
                13,995        13,547     17,433
                14,518        13,622     18,522
                14,760        13,892     18,570
                15,278        14,090     19,610
31-Dec-96       15,364        13,992     19,828

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(2) The J.P. Morgan EMBI (Brady) Index is an arithmetic average, weighted by market value, of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE GLOBAL GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           -1.30%              4.70%
Life of Fund                      3.26%              3.95%
Fund Performance
Average Annualized
1 Year                            6.17%
Life of Fund                      5.40%

PERFORMANCE

The Fund outperformed its index over the 12 months ended December 31, 1996. Total return for the period was 6.17%; total return for the J.P. Morgan Global Government Bond Index(1) over the same period was 4.44%.

Relative to the index, the Fund has done well by being overweighted in Italy, Sweden and the UK, and underweighted in the U.S. and Japan. The Fund also benefited from its holdings in Mexico, Australia and Canada, markets that enjoyed very strong returns over the period.

MARKET REVIEW

The world is not changed much and yields in the big three (U.S., Germany and Japan) have ended roughly where they began, despite the large moves earlier in the year. A weak yen and strong dollar provided support to a healthy global liquidity environment. In the U.S., growth has remained moderate with a few strong quarters followed by a few weak quarters. Inflation has been steady and a recession appears unlikely. We believe yields are currently at fair value and U.S. bonds will remain in the trading range they've been in over the last several months.

Europe and Japan are experiencing generally weaker growth than the U.S. Following that, their bond markets, Europe in particular, outperformed the U.S.; smaller, higher-yielding markets also outperformed their larger counterparts. Europe has rallied as a result of a combination of forces. The German economy has remained weak, resulting in a weak deutschemark (DM) and low and falling short rates.

Other Eurocurrencies have strengthened against the DM, allowing those countries to cut interest rates faster than Germany. In addition to this benign environment, the European Monetary Union (EMU) has been the source of good political news, the most important being talk about a political stability pact for which countries like Italy and Spain might be eligible. This news, along with sound attempts by European countries to get their budgets in order has created a good deal of positive sentiment.

The Fund has also maintained an underweighted position in Japan, where the story has been the same for years -- deflation, low growth, financial sector problems and a weak stock market. As a result, the yen has weakened and interest rates have fallen to incredibly low levels. While the fundamentals justify its current position, the value is so low that at some point these will have to turn around and the risks will be quite big. In our opinion, opportunity for capital gains and yields is poor, and although we believe Japanese bonds are important for their effect on the rest of the world, it is difficult to justify their purchase.

OUTLOOK

The fall in global bond yields over the last few months has been justified by the fundamentals but we now believe many markets are close to fair value. Similarly, the outperformance of European and smaller, higher-yielding markets now means that relative valuations are more neutral. Hence, we see a very neutral environment for bonds over the near term, with many bond markets trading around current levels and performance being very similar across markets.

Our economics team is forecasting a possible increase in global economic activity later in 1997, especially in Europe. Accordingly, we may adopt a more defensive bond strategy when appropriate.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL
              VARIABLE        JPM
               GLOBAL        GLOBAL
             GOVERNMENT    GOVERNMENT
               INCOME         BOND
10-Feb-93         10,000        10,000
                  10,008        10,209
                   9,935        10,366
                   9,952        10,555
                  10,011        10,622
                  10,239        10,630
                  10,319        10,635
                  10,664        10,950
                  10,642        11,065
                  10,820        11,060
                  10,707        10,979
                  10,925        11,092
                  11,030        11,196
                  10,511        11,073
                  10,228        11,022
                  10,049        11,014
                   9,846        10,923
                  10,023        11,052
                  10,084        11,156
                   9,999        11,127
                  10,034        11,183
                  10,227        11,350
                  10,162        11,207
31-Dec-94          9,975        11,233
                  10,078        11,461
                  10,309        11,756
                  10,626        12,354
                  10,877        12,551
                  11,112        12,901
                  11,076        12,982
                  11,089        13,043
                  10,887        12,681
                  11,067        12,966
                  11,196        13,093
                  11,376        13,239
                  11,556        13,403
                  11,556        13,265
                  11,323        13,188
                  11,293        13,168
                  11,277        13,119
                  11,262        13,132
                  11,371        13,247
                  11,510        13,491
                  11,560        13,547
                  11,713        13,622
                  12,007        13,892
                  12,281        14,090
31-Dec-96         12,297        13,992

The chart above shows the performance of the Fund since inception compared to the various indices for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

GT GLOBAL
VARIABLE U.S. GOVERNMENT INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           -5.19%              0.81%
Life of Fund                      1.94%              2.66%
Fund Performance
Average Annualized
1 Year                            2.23%
Life of Fund                      4.11%

PERFORMANCE

The Fund's total return for the 12 month period ended December 31, 1996, was 2.23%; total return for the J.P. Morgan U.S. Government Bond Index(1) over the same period was 2.94%.

MARKET REVIEW

The year began on a positive note, with the Federal Reserve lowering the Federal Funds Rate by 25 basis points, to 5.25%. But during the first half of the year, evidence of growing economic momentum appeared and raised the specter of Fed tightening to slow growth in the face of ever lower levels of unemployment and concerns over increasing wage pressures and their impact on the general level of inflation. Yields on the 30-year Treasury bonds increased during the first half of the year, from approximately 5.95% to 6.87%. However, continued positive inflation statistics and evidence that the economy was slowing provided breathing room for the Fed to hold rates steady as the first half of 1996 came to a close.

Additional signs that economic growth was subsiding emerged late in the third quarter. As a result, the yield on 30-year Treasury bonds fell back to 6.35% in early December, on anticipation that the Federal Reserve's next move would be to lower rates to maintain economic growth. Unfortunately, the roller coaster ride continued as December economic releases indicated that economic momentum remained strong and hopes of a Fed rate cut receded. Disappointed investors, further disheartened by Fed Chairman Greenspan's remarks regarding "irrational exuberance" in the capital markets, drove interest rates up 30 basis points in the long end, to end the year at approximately a 6.64% level for 30-year Treasury bonds.

As 1996 ended, the U.S. economic outlook was mixed. Consumer confidence was at a 10-year high and unemployment was near a 10-year low. However, retail sales were weak over the Christmas shopping season, reinforcing that consumer confidence and low employment have never been good predictors of consumer spending, a key driver of the economy.

OUTLOOK

Despite some indications of a firmer economy, we believe economic growth for 1997 will once again range between 2%-3%. Moderately restrictive monetary policy and controlled federal spending should prevent the economy from overheating. Inflation should decelerate due to continued productivity gains, international competitive pressures, moderate money growth and a projected decline in energy prices later in the year. These favorable economic conditions should allow the Federal Reserve to hold monetary policy steady. The major risks to our forecast are stubbornly high oil prices, accelerating unit labor costs and a premature resumption of growth in Europe or Japan.

While our outlook is favorable for financial assets in general and fixed income specifically, we expect a high degree of volatility as the year progresses and signs of economic growth ebb and flow.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               GT GLOBAL
                VARIABLE         JP MORGAN
            U.S. GOVERNMENT   U.S. GOVERNMENT
                 INCOME             BOND
10-Feb-93             10,000            10,000
                      10,008            10,195
                       9,932            10,230
                       9,973            10,314
                       9,977            10,291
                      10,188            10,501
                      10,286            10,551
                      10,933            10,767
                      10,916            10,812
                      10,992            10,847
                      10,656            10,745
                      10,638            10,792
                      10,891            10,928
                      10,444            10,711
                      10,110            10,501
                       9,994            10,420
                       9,963            10,414
                       9,963            10,399
                      10,107            10,569
                      10,125            10,583
                       9,980            10,457
                       9,953            10,451
                       9,925            10,420
31-Dec-94              9,971            10,479
                      10,129            10,661
                      10,296            10,886
                      10,343            10,958
                      10,446            11,092
                      10,805            11,504
                      10,880            11,596
                      10,832            11,564
                      10,947            11,688
                      11,034            11,792
                      11,168            11,958
                      11,304            12,136
                      11,440            12,296
                      11,519            12,381
                      11,313            12,155
                      11,204            12,063
                      11,113            11,997
                      11,090            11,981
                      11,215            12,119
                      11,233            12,149
                      11,240            12,137
                      11,399            12,319
                      11,660            12,568
                      11,851            12,773
31-Dec-96             11,695            12,658

The chart above shows the performance of the Fund since inception compared to the JP Morgan US Government Bond Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The J.P. Morgan U.S. Government Bond Index is a market capitalization weighted index of U.S. Treasury issues with remaining maturities of at least one year. All returns are calculated with reinvested coupons and are expressed in U.S. dollar terms.

  The index is unmanaged, not available for direct investment and does not include the effect of sales charges or professional management fees.

GT GLOBAL
VARIABLE LATIN AMERICA FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           14.77%             20.77%
Life of Fund                      8.74%              9.34%
Fund Performance
Average Annualized
1 Year                           22.48%
Life of Fund                     10.87%

PERFORMANCE

The Fund's total return for the year ended December 31, 1996, was 22.48%, performing in line with the MSCI Emerging Markets Global Latin America Index,(1) which rose 21.96% over the period. The Fund's underweighted position in Brazil and Argentina was mitigated by an overweighted position in Venezuela and an underweighted position in Chile.

MARKET REVIEW

Most regional stock markets had a strong 1996, continuing the recovery that began in March 1995. Leading the charge was the Venezuelan stock market, up a spectacular 100.53% in U.S. dollar terms over the period, as the Caldera administration finally got serious about attacking spiraling inflation and associated economic ills. The lifting of foreign exchange controls and commitment to reduce the government's burgeoning budget deficit were accompanied by a timely rise in world oil prices, leading to a dramatic increase in foreign reserves and a bull market in equities.

The Brazilian Bovespa Index rose by 53.2% in dollar terms for the year, led once again by bellwether Telebras and other state-owned utilities on the back of progress toward privatization and gradually falling interest rates. Most other Brazilian stocks continued to lag, as the FGV-100 Index of the largest private sector companies rose a paltry 6.7% over the same period. Earnings of industrial companies have continued to be weighed down by a weak pricing environment, rising wage costs and the strong Brazilian currency.

Argentine stocks, as measured by the Merval Index, rose 25.19% in 1996 as liquidity continued to flow into the financial system following the post-Mexican devaluation Tequila Crisis. Bank deposits and foreign reserves have surpassed pre-crisis levels, and economic growth in the second half of 1996 is expected to reach about 8%. The Mexican Bolsa rose 17.98% for the year, with most gains coming in the first half. Although the economic recovery in Argentina is on track, consumption remains subdued in the face of continuing deterioration of real wages.

OUTLOOK

We remain cautious on the longer-term prospects for Brazil and Argentina. In the absence of a substantial jump in exports, we believe Brazil is likely to face an external financing constraint over the next year or two, and the government's fiscal deficit has yet to be seriously addressed. Argentina remains inexorably linked to U.S. monetary policy and Brazilian demand for Argentine exports. A rise in world interest rates or recession in Brazil could have serious consequences for the Argentine economy.

We are still fairly optimistic about the Mexican economy and, consequently, its stock market. Real wages, which have been falling for more than two years, are likely to begin recovering this year, boosting domestic demand and consumption stocks. The Venezuelan stock market has already recovered much of the ground lost in 1994 and 1995, though we have not yet seen a recovery in the domestic economy, which could give further impetus to the stock market.

We think the Chilean economy should benefit from a gradual easing in monetary policy, though the magnitude may be disappointing and competitive issues continue to plague many listed stocks. We find Colombian equities inexpensive compared to the rest of the region, though uncertainties about the political situation will likely weigh on the stock market this year. Peru's economy remains constrained by a large trade deficit. As a result, in the absence of improvement in mining exports, we believe economic growth and company earnings may prove insufficient to spur the stock market there.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             MSCI
              GT GLOBAL       EMG
              VARIABLE       LATIN
            LATIN AMERICA   AMERICA
10-Feb-93          10,000     10,000
                   10,008      9,892
                    9,983     10,617
                   10,017     10,112
                   10,167     10,268
                   10,017     10,938
                   10,358     11,256
                   10,875     12,224
                   11,192     12,382
                   12,000     12,832
                   12,767     13,722
                   14,733     15,509
                   17,058     17,941
                   16,658     17,351
                   15,708     16,118
                   14,075     14,901
                   14,285     15,750
                   13,731     14,692
                   14,779     15,971
                   17,766     18,560
                   18,688     19,309
                   18,395     18,359
                   18,395     17,840
31-Dec-94          16,080     14,938
                   13,765     13,231
                   12,070     11,235
                   10,820     10,855
                   12,498     12,469
                   12,339     12,712
                   12,630     12,923
                   13,102     13,377
                   13,190     13,541
                   12,817     13,410
                   11,658     12,301
                   11,736     12,519
                   12,198     12,916
                   13,377     14,252
                   12,758     13,432
                   12,994     13,607
                   13,740     14,354
                   14,084     14,809
                   14,112     15,176
                   13,496     14,574
                   14,031     14,993
                   14,455     15,326
                   14,455     15,170
                   14,607     15,298
31-Dec-96          14,940     15,753

The chart above shows the performance of the Fund since inception, compared to the MSCI Emerging Markets Global Latin America Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets Global Latin America Index is an arithmetic average, weighted by market value, of the performance of securities listed on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index is measured in U.S. dollars, has an aggregate market capitalization of $271 billion and includes the effect of reinvested dividends.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE GROWTH & INCOME FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            8.71%             14.71%
Life of Fund                      9.54%             10.13%
Fund Performance
Average Annualized
1 Year                           16.33%
Life of Fund                     11.68%

PERFORMANCE

The Fund had a strong year and enjoyed an improvement in returns generally across the board. For the 12 months ending December 31, 1996, the Fund's total return was 16.33%. Total return over the same investment period was 14.00% for the Morgan Stanley Capital International (MSCI) World Index(1) and 4.44% for the J.P. Morgan Global Government Bond Index.(2)

MARKET REVIEW

In general, the equity markets on which we focused met or exceeded expectations. Positive earnings and dividend growth surprises in the U.S. and UK were helpful to the Fund. In addition, in 1996 we saw a much more broadly based move in equity markets, with some value stocks catching up, particularly in continental Europe.

Relative to the indices, the Fund also benefited from having low exposure to Japan. The Fund did not hold any Japanese equities and the Japanese bond content was reduced over the year, which proved a good move as the yen weakened.

The trend toward continental European companies' greater awareness of shareholder value has been a major contributor to this portfolio, which had a significant weighting in continental European equities. Companies have actually been behaving in a much more rational, shareholder friendly fashion, one factor that triggered the release of shareholder value. It's been particularly true of the German exposure we have, where a number of key stocks have adopted shareholder friendly policies.

The performance of the Fund has been most notably enhanced by the strong performance of the high-yielding European bond markets this year. In particular, Italian bonds have risen dramatically as yields have declined in the face of falling inflation and an improving fiscal backdrop. The political move toward European Monetary Union (EMU) has also pushed Italian yields lower as speculation over the likelihood of full participation has risen.

OUTLOOK

In terms of themes, our expectations are for continued sluggishness in global economic growth - we believe growth is slowing in the U.S., while in Europe growth may pick up a bit. As a result, we think inflation is likely to stay lower than expectations over the next two to three years, and that, over that period, bond markets are likely to continue to deliver fairly attractive returns. Therefore, bond proxy sectors in which this Fund invests could also do quite well. Eventually, when we reach the bottom of the interest rate and inflation expectations cycle, it will be necessary to make a shift in the portfolio structure; however, at the moment we're happy to go with this trend.

Looking forward on the bond side, we continue to find the North American bloc attractive as growth continues to be relatively mild and inflation does not appear to threaten. We believe the performance of peripheral markets, such as Canada and Australia, may also add value, both from a bond perspective and the likely pickup we see in the currencies relative to the U.S. dollar. Across Europe, we believe the higher-yielding markets are beginning to look somewhat overvalued as the EMU bandwagon gathers pace. The portfolio remains a selective holder of a number of these markets, with a view to reduce exposure gradually where appropriate.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                GT GLOBAL                  JPM GLOBAL
                VARIABLE         MSCI      GOVERNMENT
             GROWTH & INCOME     WORLD        BOND
10-Feb-93              10,000     10,000         10000
                       10,008     10,102         10209
                       10,228     10,689         10366
                       10,261     11,187         10555
                       10,361     11,447         10622
                       10,437     11,352         10630
                       10,673     11,588         10635
                       11,145     12,121         10950
                       11,155     11,899         11065
                       11,460     12,229         11060
                       11,333     11,539         10979
                       11,775     12,106         11092
                       12,135     12,906         11196
                       11,639     12,741         11073
                       11,312     12,194         11022
                       11,467     12,573         11014
                       11,355     12,608         10923
                       11,278     12,575         11052
                       11,573     12,816         11156
                       11,721     13,204         11127
                       11,455     12,860         11183
                       11,796     13,228         11350
                       11,394     12,656         11207
31-Dec-94              11,439     12,781         11233
                       11,360     12,592         11461
                       11,580     12,778         11756
                       11,590     13,396         12354
                       11,821     13,866         12551
                       12,114     13,987         12901
                       12,059     13,986         12982
                       12,417     14,688         13043
                       12,166     14,363         12681
                       12,471     14,785         12966
                       12,597     14,555         13093
                       12,813     15,063         13239
                       13,211     15,506         13403
                       13,301     15,789         13265
                       13,392     15,888         13188
                       13,410     16,156         13168
                       13,483     16,538         13119
                       13,647     16,556         13132
                       13,694     16,642         13247
                       13,602     16,057         13491
                       13,951     16,245         13547
                       14,200     16,884         13622
                       14,653     17,005         13892
                       15,245     17,961         14090
31-Dec-96              15,368     17,676         13992

The chart above shows the performance of the Fund since inception, compared to the various indices shown above for the same time period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,563 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

  The indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE TELECOMMUNICATIONS FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: October 18, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           11.69%             17.69%
Life of Fund                     16.19%             16.86%
Fund Performance
Average Annualized
1 Year                           19.34%
Life of Fund                     18.50%

PERFORMANCE

The Fund has performed well in a generally difficult year for the telecoms area. For the 12 months ended December 31, 1996, the Fund's total return was 19.34%. By comparison, the total return over the same investment period was 8.51% for the Morgan Stanley Capital International (MSCI) Telecommunications Index(1) and 14.00% for the MSCI World Index.(2) The Fund continues to hold a strong long-term track record, outperforming these indices since its inception.

A number of the Fund's company holdings did particularly well, with U.S. companies contributing the lion's share of performance to the portfolio - specifically Tel-Save Holdings, DSP Communications and IntelCom Group. In other markets, Germany's Mannessmann, Spain's Telefonica, Israel's Tadiran Telecommunications and Brazil's Telebras(3) were also strong contributors.

MARKET REVIEW

The last nine months have seen a slowdown in the rate of growth for many equipment companies as a result of regulatory and legal issues that have delayed the onset of competition in the U.S. Consequently, telecommunications companies have been slow to make capital commitments as they await a clearer picture of the market. In the meantime, they have been cutting back on equipment purchases and redirecting capital expenditure to particular types of upgrades and away from more mundane upgrading of basic infrastructure in the ground.

While emerging markets have been doing reasonably well in the last couple of months, in general they have been laggards over the past two years. In part, their weakness is a result of previous huge runs on the stocks and fears over increasing competition in some countries. We have been selectively buying some of these stocks over the last year as confidence begins to return. Although competition is appearing in many markets, it is important to remember that telecom stocks in competitive countries tend to sell at higher multiples than those in countries with highly regulated, uncompetitive markets. The issue is timing. At first, it is often hard for the incumbent monopoly to deal with new realities of a competitive marketplace, but over time, they usually learn how to. As they become more efficient, they tend to become more profitable (and usually remain the dominant market share player).

OUTLOOK

We are optimistic about the industry's future and see very attractive valuations in several areas, especially emerging market telephone service companies. For now we will concentrate on selected equipment manufacturers and service providers in cellular and emerging market landlines, hoping to produce superior returns in the coming year.

We are somewhat concerned about the cable TV/equipment side. It seems clear that cable companies are facing a greater challenge than ever in terms of raising the money they need to upgrade their basic infrastructure, although they continue to maintain a very good position in terms of the infrastructure they already have in the ground. Going forward, we don't think they have any choice but to spend; however, they may choose to slow that spending for a brief period of time because of bond rating issues or temporary stock market perception concerns. Nevertheless, we believe the equipment area is well situated in the long run because of the trends toward increasing expenditure and greater competition in the U.S. and around the world.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 GT GLOBAL
                 VARIABLE          MSCI            MSCI
            TELECOMMUNICATIONS     WORLD    TELECOMMUNICATIONS
18-Oct-93                10,000     10,000               10,000
                         10,008     10,020                9,995
                          9,942      9,455                9,469
                         10,892      9,919                9,640
                         11,358     10,575               10,078
                         11,033     10,440                9,421
                         10,167      9,991                9,138
                         10,402     10,302                9,449
                         10,485     10,330                9,517
                         10,226     10,303                9,485
                         10,927     10,501                9,783
                         11,662     10,819               10,105
                         11,562     10,537                9,830
                         11,871     10,838               10,062
                         11,370     10,370                9,390
                         11,670     10,473                9,382
                         11,529     10,317                9,610
                         11,337     10,470                9,622
                         11,345     10,977                9,829
30-Apr-95                11,662     11,361                9,975
                         12,422     11,461               10,147
                         13,422     11,459               10,334
                         14,552     12,035               10,600
                         14,920     11,769               10,863
                         15,399     12,114               11,533
                         14,166     11,926               11,420
                         14,423     12,342               11,519
                         14,432     12,705               11,903
                         14,594     12,937               12,136
                         15,579     13,018               12,061
                         15,476     13,237               11,908
                         17,231     13,551               12,317
                         18,018     13,565               12,215
                         17,746     13,636               12,211
                         16,208     13,157               11,419
                         16,939     13,311               11,503
                         17,024     13,834               11,666
                         16,255     13,933               11,925
                         17,024     14,717               12,603
31-Dec-96                17,223     14,483               12,916

The chart above shows the performance of the Fund since inception, compared to the MSCI World and Telecommunications indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Telecommunications Index is an arithmetic average, weighted by market value, of the performance of 30 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,563 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(3) There can be no assurance the Fund will continue to own the companies mentioned.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE EMERGING MARKETS FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           23.24%             29.24%
Life of Fund                      5.10%              6.57%
Fund Performance
Average Annualized
1 Year                           31.07%
Life of Fund                      8.07%

PERFORMANCE

The Fund enjoyed a strong year. For the 12 months ended December 31, 1996, the Fund's total return was 31.07%. By comparison, total return for the International Financial Corp. (IFC) Global Index was 7.89%, while the total return for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Index(1) was 5.99% for the period. The IFC Index is substantially similar to the MSCI Index, except that the IFC invests in larger companies.

Relative to the MSCI Emerging Markets Index, the Fund has done well by being underweighted in South Korea and Thailand, and overweighted in Hong Kong. The Fund benefited substantially as a result of its security selection in Asia and Israel, and by concentrating the Fund in a smaller number of stocks than it usually holds.

MARKET REVIEW

In general, the Fund was buoyed by overall strength in Latin America and benefited particularly from its holdings in Brazil, where the overall market ended well for the year but individual results were very mixed. Brazilian state companies continue to be a focus of market attention, in the hope of privatization and reform. The real economy has been somewhat weak, so profit growth in most of the private sector is also weak.

In Asia, performance has varied a great deal by market. Hong Kong, the Philippines and Malaysia have done very well; Thailand, India and South Korea have had a poor year. Strengthening Hong Kong property values and the downward trend in Chinese inflation, coupled with relaxation measures on the part of authorities, have had a positive impact on Hong Kong companies. The Philippine market has strengthened as investors have focused on the positive aspects of the Ramos administration's economic reforms, and the Malaysian market outperformed other regional markets largely as a result of improving trade figures and continued news of corporate restructurings. Meanwhile, the Thai market suffered on the back of political instability and concerns over the health of its banking and finance industry. South Korea has been particularly hard hit by the downturn in demand for electronics and disappointing trade figures. Finally, the Indian market felt the weight of a continued foreign selloff of shares.

OUTLOOK

With respect to the Fund's largest position, Hong Kong, we believe the handover to the Chinese has been so well publicized that it will be a relatively unexciting event in the stock market. There are fears, however, that Hong Kong will become less efficient and more corrupt and, of course, there is the potential for market volatility with the handover. Whether or not that occurs, we are currently still finding very attractive companies there and maintaining our weighting. The Chinese have a strong interest in seeing that the transition progresses smoothly.

Emerging markets have been weak over the past couple of years, due mainly to sluggish exports in Asia and the devalued Mexican peso. India and Korea, in particular, have fallen for a variety of political and economic reasons, to a point where their markets are looking relatively inexpensive. We believe they will pick up eventually.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  MSCI
                GT GLOBAL       EMERGING       IFC
                VARIABLE        MARKETS      GLOBAL
            EMERGING MARKETS     GLOBAL     COMPOSITE
5-Jul-94               10,000      10,000       10,000
                       10,025      10,552       10,524
                       10,408      11,636       11,669
                       11,358      11,952       12,035
                       11,400      11,661       11,780
                       10,917      11,115       11,276
                       10,012      10,535       10,653
                        9,095       9,381        9,442
                        8,337       9,214        9,324
                        8,135       9,343        9,286
                        8,867       9,535        9,432
                        9,406       9,870        9,789
                        9,398       9,846        9,770
                        9,886       9,995        9,956
                        9,381       9,664        9,568
30-Sep-95               9,356       9,771        9,627
                        9,103       9,446        9,343
                        8,724       9,210        9,077
                        9,257       9,566        9,340
                        9,896      10,001        9,821
                       10,381       9,873        9,759
                       10,857      10,013        9,914
                       11,699      10,730       10,652
                       11,853      10,522       10,447
                       11,614      10,660       10,600
                       11,155       9,937        9,939
                       11,291      10,156       10,160
                       11,487      10,244       10,251
                       11,521       9,954       10,022
                       12,133      10,133       10,166
31-Dec-96              12,133      10,139       10,077

The chart above shows the performance of the Fund since inception, compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Emerging Markets and IFC Indices are arithmetic averages, weighted by market value, of the performance of securities listed on the exchanges of 26 and 31 countries, respectively. They include the effect of reinvested dividends and are measured in U.S. dollars.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE INFRASTRUCTURE FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           17.14%             23.14%
Life of Fund                     14.40%             16.69%
Fund Performance
Average Annualized
1 Year                           24.88%
Life of Fund                     18.33%

PERFORMANCE

The Fund has enjoyed a strong year. For the 12 months ended December 31, 1996, the Fund's total return was 24.88%. Total return over the same investment period was 14.00% for the Morgan Stanley Capital International (MSCI) World Index.(1) The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in infrastructure industries.

MARKET REVIEW

The Fund's returns were buoyed by performance of the U.S., Italian and Spanish markets, in addition to general strength in Latin America. In the U.S., the Fund benefited from a continuation of the bull market as well as a shift from technology to more cyclical infrastructure-type stocks. Post-electoral gains in Italy and Spain also worked in favor of the Fund, largely due to expectations of lower interest rates.

By now the Mexican peso crisis has become a dim memory and increasing confidence in emerging markets has been positive for the Fund. Private sector capital flows have resumed and even Mexico has come back into favor with foreign investors.

We've also seen an increasing number of privatizations around the world as governments have recognized that private companies can often provide infrastructure projects with good access to capital and better management skills
- a significant break from their traditional view of state control. Over the past year, as this trend has become more pronounced, the Fund has benefited from rail privatizations in Canada, New Zealand and the UK. Looking ahead, we anticipate further opportunities arising from privatizations in Australia and continental Europe.

OUTLOOK

Emerging economies continue to stand out as areas of tremendous potential although, over the short term, many of their markets may experience considerable volatility. As these nations enjoy increasing stability and economic growth, we anticipate their needs for infrastructure development will accelerate. We are also attracted by capital goods producers (power plants and other infrastructure building blocks) which we believe stand to benefit from an increase in demand for equipment to build emerging market infrastructure.

In general, we continue to like the growth of telecom, the stability of electric utilities, the sales potential of the capital goods side and the rationalization opportunities in transportation. Moreover, we believe privatizations, whereby entrepreneurial and managerial skills are applied to formerly state-run companies, can lead to improved returns and are often attractive investments.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL
              VARIABLE       MSCI
            INFRASTRUCTURE   WORLD
31-Jan-95          10,000     10,000
                    9,942     10,148
                    9,967     10,639
                   10,467     11,012
                   10,742     11,108
                   11,025     11,107
                   11,550     11,665
                   11,250     11,407
                   11,225     11,741
                   10,700     11,559
                   10,900     11,962
31-Dec-95          11,058     12,314
                   11,308     12,539
                   11,392     12,618
                   11,508     12,830
                   12,450     13,134
                   12,925     13,148
                   13,033     13,217
                   12,608     12,752
                   12,925     12,901
                   13,181     13,409
                   13,038     13,505
                   13,508     14,264
31-Dec-96          13,809     14,038

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not expenses and charges of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,563 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE NATURAL RESOURCES FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: January 31, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           43.05%             49.05%
Life of Fund                     33.78%             35.76%
Fund Performance
Average Annualized
1 Year                           51.15%
Life of Fund                     37.71%

PERFORMANCE

The Fund continues to do well. Its total return for the 12 months ending December 31, 1996, was 51.15%. During the same period the Morgan Stanley Capital International (MSCI) World Index(1) returned 14.00%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in the natural resources industries.

We believe the Fund's strong showing over the past year can be attributed primarily to company-specific, rather than macroeconomic, factors. Chesapeake Energy Corp. continues to be a strong performer and is a good example of a company that meets our investment criteria. Chesapeake, which produces natural gas in Texas and Louisiana, is growing its reserves and production very quickly because of new technology. Instead of drilling vertically, they're drilling horizontally, which has led to dramatically increased production.

As of the end of the period, energy equipment and services equities accounted for 33.4% of the portfolio because earnings keep coming in better than expected. These companies exhibit the earnings revisions, earnings surprises, earnings momentum and relative strength that feature prominently in our strategy. Many of the Fund's key holdings fall into this category: Rowan Companies (contract drilling of oil and gas wells), Energy Ventures, Inc. (manufactures oil well equipment), Atwood Oceanics (owns or operates oil and gas drilling rigs), Cooper Cameron (manufactures production equipment for the oil and gas industry) and Global Marine (operates offshore drilling rigs). All have been strong contributors to the Fund's return this year because the prices of what they sell -- whether pipes or offshore drilling platform leases -- are rising.

MARKET REVIEW

Many countries have rewritten their mining laws to allow foreign participation in the realization of their mineral wealth. Not only are these emerging markets a source of new demand for raw materials and fuel, they are also a vast new area of supply. While keeping in mind that many emerging markets can be volatile, we're finding opportunities in North American companies that are taking advantage of the opening up of mineral resources in Latin American, African, Southeast Asian and former eastern bloc markets.

At the same time, new technology is enabling companies to find huge amounts of mineral reserves. We're keeping our eye on companies such as Bre-X Minerals and Triton Energy,(2) which have been taking advantage of new technology and staking claims around the world. These new explorations are leading to rapid growth in reserves and production, and we will continue to seek out high-growth companies benefiting from these opportunities.

OUTLOOK

We continue to feel bullish, although we realize these markets can be volatile. We maintain our belief that global economic growth should provide a positive environment for commodity prices. It's important to remember that our stock selection is primarily based on company specifics and, to a lesser degree, on whether we are bullish, neutral or bearish on the related commodity. However, based on current assessments, we tend to feel bullish on uranium, grain prices, tin, lead, zinc and nickel. We are neutral on gold, silver, platinum, oil and natural gas and chemicals, and we are bearish on forest products, carbon steel, copper and aluminum.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL
             VARIABLE
             NATURAL      MSCI
            RESOURCES     WORLD
31-Jan-95       10,000     10,000
                10,050     10,148
                10,375     10,639
                10,683     11,012
                10,750     11,108
                11,067     11,107
                11,867     11,665
                11,717     11,407
                11,650     11,741
                11,358     11,559
                11,767     11,962
31-Dec-95       12,220     12,314
                12,643     12,539
                13,532     12,618
                14,280     12,830
                15,574     13,134
                16,208     13,148
                15,407     13,217
                14,976     12,752
                16,252     12,901
                17,282     13,409
                17,643     13,505
                18,321     14,264
31-Dec-96       18,471     14,038

The chart above shows the performance of the Fund since inception, compared to the MSCI World Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI World Index is an arithmetic average, weighted by market value, of the performance of 1,563 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) There can be no assurance the Fund will continue to own the companies mentioned.

  The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

GT GLOBAL
VARIABLE AMERICA FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           10.91%             16.91%
Life of Fund                     17.75%             18.23%
Fund Performance
Average Annualized
1 Year                           18.55%
Life of Fund                     19.90%

PERFORMANCE

For the 12 months ended December 31, 1996, the Fund's total return was 18.55%; total return over the same investment period was 19.20% for the S&P Midcap 400 Index(1) and 16.49% for the Russell 2000 Index.(2)

Please note the market capitalization range of the Fund changed on January 2, 1997. The Fund now invests primarily in companies with a market capitalization of $1 billion to $5 billion at the time of purchase. Previously the Fund normally initially focused on companies having a market capitalization of $2 billion or less at the time of purchase.

MARKET REVIEW

Undaunted by Federal Reserve Chairman Alan Greenspan's cautionary statements in early December, the equity market forged ahead to new highs, and the Fund benefited accordingly. This is the second straight year the equity market has turned in impressive gains, bringing the two-year appreciation close to 70% or better for both the S&P 500 and the Dow Jones Industrials.

The foundation for the strong advance was what many have referred to as a "Goldilocks" economy -- one that grows fast enough to allow good gains in corporate profits, but not so fast as to force the Federal Reserve to raise interest rates to tighten monetary policy. Despite a sharp, but brief, midyear correction and periodic fears of a hike in interest rates by the Federal Reserve, the market enjoyed a year characterized by moderation in most of the key economic variables. As well, the Fed's stable monetary posture and the balanced results of the November elections enhanced investor confidence in financial markets. With mutual fund inflows from retirement plans and individuals reaching a record pace and yields on money market instruments at low levels, the stage was set for the market's advance.

Performance for the year was heavily skewed toward liquid, large cap issues, as reflected by the Dow's strong 29% advance, while smaller capitalization stocks lagged noticeably - the Russell 2000 Index rose just 17%. In fact, more than half the S&P 500's advance for the year was generated by the 10 largest capitalization stocks in the index. Even more striking was that the two largest stocks in the NASDAQ 100 (Intel and Microsoft)(3) accounted for 80% of the NASDAQ 100's 45% return for the year.

OUTLOOK

Vital signs for the economy and interest rates remain positive. Still, the market's mood has understandably turned cautious considering the powerful move of the last 24 months. We believe economic growth is likely to remain moderate for the coming year (in the 2%-3% range), paving the way for further growth in corporate profits. Inflation, which studies suggest may be more tame than indicators imply, should remain muted as long as wage growth does not exceed productivity gains. Interest rates, which have backed up recently on fears of a stronger economy, will most likely stabilize and trend lower as evidence of extended moderate growth begins to predominate. A rising U.S. dollar and the possibility of a domestic budget compromise should also help bolster markets. Major imponderables remain the pace of new investment flows into the markets and the effect a market correction might have on these flows.

While investors may take some time to digest their recent gains, we see little reason, on either fundamental or valuation grounds, to project a major market reversal in the first months of 1997. Barring a significant deterioration in the market backdrop, equities have the potential to produce positive, although less impressive, returns for investors in 1997.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL
             VARIABLE    S&P 400    RUSSELL
             AMERICA     MIDCAP      2000
10-Feb-93       10,000     10,000     10,000
                10,008      9,725      9,733
                 9,908     10,061     10,049
                 9,525      9,798      9,772
                10,150     10,244     10,205
                 9,817     10,295     10,268
                 9,992     10,275     10,410
                10,308     10,700     10,859
                10,417     10,813     11,166
                11,108     10,848     11,453
                11,225     10,608     11,080
                11,467     11,100     11,459
                11,650     11,359     11,818
                12,033     11,197     11,775
                12,275     10,679     11,155
                12,502     10,758     11,221
                12,675     10,656     11,095
                12,666     10,289     10,720
                12,640     10,638     10,897
                13,365     11,195     11,504
                13,485     10,986     11,465
                13,511     11,106     11,418
                13,339     10,605     10,957
31-Dec-94       13,632     10,702     11,250
                13,761     10,814     11,108
                14,442     11,381     11,570
                14,986     11,578     11,769
                15,606     11,811     12,030
                16,003     12,096     12,237
                17,028     12,588     12,872
                17,968     13,244     13,613
                18,135     13,490     13,895
                18,222     13,817     14,143
                17,555     13,461     13,511
                18,012     14,049     14,078
                17,089     14,014     14,450
                17,204     14,217     14,434
                17,581     14,701     14,884
                17,766     14,877     15,187
                19,180     15,331     15,999
                19,294     15,538     16,629
                18,574     15,305     15,947
                17,424     14,270     14,554
                18,338     15,093     15,399
                19,581     15,751     16,001
                19,592     15,797     15,754
                20,445     16,686     16,403
31-Dec-96       20,260     16,705     16,833

The chart above shows the performance of the Fund since inception compared to the various indices for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The S&P Midcap 400 Index comprises the market value-weighted average price of 400 selected common stocks of medium-size domestic companies. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(2) The Russell 2000 Index comprises 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $90 million to $1.17 billion as of June 1996. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(3) There can be no assurance the Fund will continue to own the companies mentioned.

  The indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE NEW PACIFIC FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           23.15%             29.15%
Life of Fund                      9.45%             10.04%
Fund Performance
Average Annualized
1 Year                           30.97%
Life of Fund                     11.59%

PERFORMANCE

The Fund enjoyed a strong year, returning a total of 30.97% over the 12-month period to December 31, 1996. Total return for the Morgan Stanley Capital International (MSCI) Pacific ex-Japan Index(1) over the same period was 20.97%.

Relative to the index, the Fund benefited from security selection in Malaysia, Hong Kong and the Philippines. An underweighted position in Singapore also proved positive.

MARKET REVIEW

Performance varied significantly throughout the region in 1996. Hong Kong was the most robust market and, together with Malaysia and Indonesia, considerably outperformed Korea, Thailand and Singapore (the Fund held relatively minor positions in the latter three markets).

The Hong Kong market was fueled by a recovery in the property market and growing optimism about the Chinese business cycle. At the sector level, "red chips" (companies managed in Hong Kong but with substantial business operations in China) enjoyed a period of strong performance. In particular, speculation about potential asset injection and spin-offs helped add momentum to companies with Chinese provincial or ministerial parentage.

In Malaysia, an improvement in its current account, together with expectations that local interest rates had peaked, led foreign investors to substantially increase their exposure to the market. Meanwhile, the Indonesian market made strong gains in the first half of the year. The past six months, however, were marked by increasing turbulence. The Jakarta market fell on heavy profit-taking and political unrest, with the government's suppression of key opposition figures in late summer.

Korea led the underperformers and continued to disappoint investors. The MSCI Korea Index slid another 20% in the last quarter of the year on deteriorating economic fundamentals, increasing stock supply and soaring outstanding margin positions. The Thai market also underperformed other regional markets as the economy weakened and the poor earnings outlook continued. Moreover, worries over banking and finance companies' bad loans spurred further market declines. Finally, Singapore's GDP growth in 1996 was adversely affected by a slowdown in the electronics cycle, and the market ended on a down note.

OUTLOOK

Going forward, we intend to continue focusing on asset allocation, a strategy that has paid off well over the last few months. We currently expect allocation will favor both Hong Kong and Malaysia, particularly, with other countries performing a rather minimal role over the next few months. We anticipate additional restructuring to take place in both these markets and feel the portfolio is well positioned to benefit from that trend.

The Hong Kong market is also optimistic that the transition back to China will be a smooth one and prosperity will be maintained. There is, of course, the potential for market volatility with the handover. We believe the continuation of the cyclical recovery in China will result in a decoupling of Hong Kong equities from the U.S. market, and feel the potential for Hong Kong companies to generate further value from China should not be underestimated.

Additionally, we are positive about the Philippine market. The country began to turn around not long after Ramos took over as president several years ago. Sensible economic policies have led to a strong boom, and the market is performing well after the central bank's decision to cut bank reserve requirements by 2% in the near term.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GT GLOBAL     MSCI
             VARIABLE     PACIFIC
            NEW PACIFIC  EX-JAPAN
10-Feb-93        10,000     10,000
                 10,008     10,540
                 10,308     10,719
                 10,833     11,268
                 11,258     11,700
                 10,892     11,345
                 11,308     11,746
                 11,692     12,633
                 11,808     12,877
                 12,425     14,960
                 11,992     14,513
                 13,392     17,527
                 13,425     17,046
                 12,900     16,216
                 11,808     14,494
                 12,174     15,167
                 12,417     15,668
                 11,990     14,974
                 12,425     15,763
                 13,262     16,822
                 13,019     16,381
                 12,960     16,645
                 11,940     15,311
31-Dec-94        11,722     15,075
                 10,526     13,774
                 10,818     15,061
                 10,869     15,219
                 11,028     15,421
                 11,638     16,468
                 11,655     16,157
                 12,226     16,824
                 11,773     16,379
                 11,714     16,590
                 11,319     16,298
                 11,134     16,443
                 11,697     17,090
                 13,025     18,226
                 13,008     18,503
                 12,941     18,744
                 13,630     19,261
                 14,269     19,069
                 13,875     18,714
                 13,467     17,776
                 14,232     18,576
                 14,351     19,056
                 14,461     19,579
                 15,295     20,629
31-Dec-96        15,320     20,674

The chart above shows the performance of the Fund since inception, compared to the MSCI Pacific ex-Japan Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Pacific ex-Japan Index is an arithmetic average, weighted by market value, of the performance of 216 securities listed on five major Pacific Rim stock exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore). It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
VARIABLE EUROPE FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: February 10, 1993

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                           22.44%             28.44%
Life of Fund                     14.41%             14.92%
Fund Performance
Average Annualized
1 Year                           30.25%
Life of Fund                     16.54%

PERFORMANCE

The Fund enjoyed a strong year, returning a total of 30.25% over the 12-month period to December 31, 1996. The Morgan Stanley Capital International (MSCI) Europe Index(1) returned 21.57% over the same period.

During the year, an underweighted exposure to Switzerland and good securities selection in France and Germany benefited the Fund relative to the index. In terms of sectors, consumer and services companies were strong contributors to performance as they comprise companies with a visible earnings outlook that were fueled by strong demand. The Fund also benefited from its holdings in mid-cap stocks such as Altran Technologies in France and Nearmedic, a company with Russian interests.

MARKET REVIEW

European equity markets have made solid progress in 1996, largely reflecting the rise in bond prices. The environment was supportive as inflation remained benign. Peripheral bond markets benefited in particular from a convergence of yields towards the level of German bonds, with the expectation of monetary union taking place.

Corporate reform has been among the factors responsible for the strength of continental European stock markets over the last two years. Leading companies in countries such as France and Germany have restructured to increase returns to shareholders. This reform has involved divesting themselves of non-core operations, reducing staffing levels, introducing schemes to provide management incentives, and the easing of legal restrictions on hostile takeovers and share buybacks.

OUTLOOK

We expect positive returns from European equities in 1997. Valuation levels are currently supportive despite our belief that long bond yields will rise over the year. The upturn in economic growth rates and the focus on controlling costs should have a beneficial impact on corporate profitability.

In our opinion, the greatest appreciation potential resides with medium-sized companies, which have lagged the recent rise in markets and are typically more sensitive to an improvement in domestic economies. From a sectoral perspective, we anticipate that the Fund's focus on services, consumer goods and health care will prove rewarding over the long term.

We also think eastern Europe has significant long-term potential, as trend economic growth rates are superior to the more developed European countries, although over the short term many of these markets may be vulnerable to relatively greater volatility. The Fund's exposure to this region is likely to increase in the medium term.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GT GLOBAL
             VARIABLE     MSCI
              EUROPE     EUROPE
10-Feb-93       10,000     10,000
                10,008     10,164
                10,133     10,690
                10,525     10,930
                10,858     11,051
                10,842     10,893
                11,183     10,934
                11,875     11,897
                11,958     11,864
                12,400     12,362
                12,075     12,099
                12,775     13,011
                13,708     13,677
                13,158     13,196
                12,758     12,826
                13,083     13,361
                12,557     12,798
                12,399     12,667
                12,950     13,335
                13,225     13,763
                12,891     13,221
                13,292     13,802
                12,674     13,277
31-Dec-94       12,699     13,357
                12,457     13,257
                12,290     13,562
                11,907     14,197
                12,466     14,656
                12,783     14,961
                13,033     15,107
                13,598     15,900
                13,362     15,291
                13,842     15,758
                13,673     15,689
                13,699     15,806
                13,926     16,313
                14,264     16,425
                14,904     16,730
                15,621     16,936
                16,211     17,064
                16,573     17,201
                16,916     17,397
                16,074     17,185
                16,899     17,701
                16,924     18,079
                17,187     18,505
                17,833     19,449
31-Dec-96       18,139     19,831

The chart above shows the performance of the Fund since inception compared to the MSCI Europe Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI Europe Index is an arithmetic average, weighted by market value, of the performance of 573 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
MONEY MARKET FUND

The GT Global Money Market Fund's investment objective is to maximize current income while maintaining liquidity and conservation of capital.

PERFORMANCE

The Fund's total return for the 12 months ended December 31, 1996, was 4.75%. As of December 31, 1996, the Fund's SEC seven-day yield was 4.78%. Because the Fund invests only in short-term debt obligations with remaining maturities of 13 months or less, its performance generally reflects the level of short-term interest rates.

MARKET REVIEW

The year began on a positive note, with the Federal Reserve lowering the Federal Funds Rate by 25 basis points, to 5.25%. But during the first half of the year, evidence of growing economic momentum appeared and raised the specter of Fed tightening to slow growth in the face of ever lower levels of unemployment and concerns over increasing wage pressures and their impact on the general level of inflation. Yields on three-month Treasury bills increased during the first half of the year from approximately 5.1% to 5.3%. However, continued positive inflation statistics and evidence that the economy was slowing provided breathing room for the Fed to hold rates steady as the first half of 1996 came to a close.

Additional signs that economic growth was subsiding emerged late in the third quarter. As a result, the yield on three-month Treasury bills fell back to its year-low level of 4.9% in early December, in anticipation that the Federal Reserve's next move would be to lower rates to maintain economic growth. Unfortunately, the roller coaster ride continued as December economic releases indicated that economic momentum remained strong and hopes of a Fed rate cut receded. Disappointed investors, further disheartened by Fed Chairman Greenspan's remarks regarding "irrational exuberance" in the capital markets, drove interest rates up 30 basis points in the short end, to end the year at approximately a 5.2% level on three-month Treasury bills.

As 1996 ended, the U.S. economic outlook was mixed. Consumer confidence was at a 10-year high and unemployment was near a 10-year low. However, retail sales were weak over the Christmas shopping season, reinforcing that consumer confidence and low unemployment have never been good predictors of consumer spending, a key driver of the economy.

OUTLOOK

Despite some indications of a firmer economy, we believe economic growth for 1997 will once again range between 2%-3%. Moderately restrictive monetary policy and controlled federal spending should prevent the economy from overheating. Inflation should decelerate due to continued productivity gains, international competitive pressures, moderate money growth and a projected decline in energy prices later in the year. These favorable economic conditions should allow the Federal Reserve to hold monetary policy steady. The major risks to our forecast are stubbornly high oil prices, accelerating unit labor costs and a premature resumption of growth in Europe or Japan.

While our outlook is favorable for financial assets in general and fixed income specifically, we expect a high degree of volatility as the year progresses and signs of economic growth ebb and flow. The current strategy in the Fund is to invest in some longer-maturity instruments to lock in attractive yields. However, we plan to keep a large portion of assets in instruments under 30 days due to the high liquidity requirements of the Fund.

The Fund's strategy remains conservative. We continue to invest in commercial paper of large issuers, rated in the highest categories by S&P or Moody's, or of equivalent quality, and U.S. Treasury and Agency obligations. We do not use derivatives in the management of the Fund.

GT GLOBAL
VARIABLE INTERNATIONAL FUND

TOTAL RETURNS THROUGH DECEMBER 31, 1996
Inception date: July 5, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVISION PERFORMANCE
      AVERAGE          WITH APPLICABLE        WITHOUT
     ANNUALIZED       SURRENDER CHARGE   SURRENDER CHARGE
1 Year                            1.01%              7.01%
Life of Fund                     -2.61%             -1.00%
Fund Performance
Average Annualized
1 Year                            8.52%
Life of Fund                      0.42%

PERFORMANCE

The Fund's total return for the 12 months ended December 31, 1996, was 8.52%. Total return for the Morgan Stanley Capital International Europe, Australia, Far East (MSCI-EAFE) Index(1) over the same period was 6.36%.

The Fund outperformed the index primarily as a result of country selection in Europe and being underweighted in Japan.

MARKET REVIEW

Corporate reform has been among the factors responsible for the strength of continental European stock markets over the last two years. Leading companies in countries such as France and Germany have restructured to increase returns to shareholders. This reform has involved divestiture of non-core operations, reduction in staffing levels, introduction of schemes to provide management incentives, and easing of legal restrictions on hostile takeovers and share buybacks.

Meanwhile in Japan, the transitional period the country entered into in the early 1990s continued in 1996, with sluggish economic growth and deflation persisting throughout the year. Japanese banks have yet to overcome the bad debt crisis fueled by a collapse in property and stock prices. The fragile financial system has not only depressed consumer confidence, but could also worsen as declining share prices erode the value of banks' stock portfolios.

The Hong Kong market, on the other hand, was driven by a recovery in the property market and growing optimism about the Chinese business cycle. At the sector level, "red chips" (companies managed in Hong Kong but with substantial business operations in China) enjoyed a period of especially strong performance. Moreover, speculation about potential asset injection and spin-offs helped add momentum to companies with Chinese provincial or ministerial parentage.

The Australian market rose by nearly 18% in 1996, largely driven by easier monetary policy and a consequent decline in bond yields. The banking sector was the best performer given the added impetus from expectations of mergers or takeovers, while the oil and gas sector also performed well on much stronger oil prices.

With respect to the Fund's largest position in Latin America, Mexico, the latest statistics confirm that an investment-led recovery in the Mexican economy is well underway. Consequently, we remain fairly optimistic about its stock market. Real wages, which have been falling for more than two years, are likely to begin recovering this year, which could boost domestic demand and consumption stocks.

OUTLOOK

Our outlook for global financial markets remains favorable as global disinflation continues to underpin both equity and bond markets.

Our outlook for the UK and European stock markets is more promising than for the U.S. Price/earnings and price/cash flow ratios are 25%-40% lower than those of American stocks. And, at long last, managers in France, Germany, Switzerland and Italy are beginning to focus on adding value for shareholders, and the resulting corporate restructuring is providing investors with exciting opportunities.

While our outlook for Hong Kong following the transfer of sovereignty is promising, we may see some consolidation in the first quarter of 1997. Over the longer term, the territory's political transition provides the Chinese government with strong incentive to promote a positive economic environment in southern China.

Conversely, our outlook for the Japanese stock market remains bleak, underscored by the continued importance of careful sector and stock selection. Real economic growth is low; nominal growth is lower. Many companies are continuing to find their margins under pressure. Moreover, Japanese big businesses are, for the most part, way behind their counterparts elsewhere in embracing the need for restructuring.

Finally, in emerging Asia we believe the era of rapid economic growth is not yet over. However, there is a much greater need for a more selective approach than was the case in the late 1980s. The acceleration of the Chinese economy is important for the entire region.

PERFORMANCE SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GT GLOBAL
              VARIABLE       MSCI
            INTERNATIONAL    EAFE
5-Jul-94           10,000     10,000
                   10,025     10,045
                   10,217     10,285
                    9,800      9,963
                   10,083     10,297
                    9,625      9,805
                    9,420      9,868
                    8,817      9,492
                    8,599      9,467
                    8,557     10,060
                    8,792     10,441
                    8,750     10,319
                    8,913     10,141
                    9,374     10,775
                    9,240     10,367
30-Sep-95           9,391     10,572
                    9,081     10,290
                    9,089     10,579
                    9,313     11,008
                    9,456     11,056
                    9,473     11,096
                    9,600     11,335
                    9,795     11,667
                    9,795     11,455
                    9,843     11,522
                    9,325     11,188
                    9,546     11,216
                    9,707     11,517
                    9,673     11,402
                   10,072     11,858
31-Dec-96          10,106     11,708

The chart above shows the performance of the Fund since inception, compared to the MSCI EAFE Index for the same period. It assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses but not charges and expenses of the separate account. Past performance is no guarantee of future results.

(1) The MSCI-EAFE is an arithmetic average, weighted by market value, of the performance of 1,098 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

  The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

GT GLOBAL
ALLOCATOR

DIVISIONS'
FINANCIAL
STATEMENTS

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

The Board of Directors and Contractholders
General American Life Insurance Company:

We have audited the statements of assets and liabilities, including the schedule of investments of the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Divisions of General American Separate Account Twenty-eight and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources, and Variable Infrastructure Divisions of General American Separate Account Twenty-nine as of December 31, 1996, the related statements of operations, changes in net assets and condensed financial information for the periods presented. These financial statements and condensed financial information are the responsibility of management of Separate Accounts Twenty-eight and Twenty-nine. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with GT Global Variable Investment Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Divisions of General American Separate Account Twenty-eight and of the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Divisions of General American Separate Account Twenty-nine as of December 31, 1996, the results of their operations, changes in their net assets and the condensed financial information for all periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

ST. LOUIS, MISSOURI
FEBRUARY 14, 1997

                                       D1

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                       D2

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

                                                                              VARIABLE    VARIABLE GLOBAL   VARIABLE U.S.
                                                                 MONEY       STRATEGIC      GOVERNMENT       GOVERNMENT
                                                                 MARKET        INCOME         INCOME           INCOME
                                                                DIVISION      DIVISION       DIVISION         DIVISION
                                                              ------------  ------------  ---------------   -------------
Assets:
  Investments in GT Global Variable Investment Funds, at
   market value
   (see Schedule of Investments):...........................  $ 16,765,081  $ 32,794,928   $ 10,378,048      $ 5,404,215
  Receivable from General American Life Insurance Company...     2,985,089             0              0           48,768
  Receivable from GT Global Financial Services, Inc.........        71,778             0              0                0
                                                              ------------  ------------  ---------------   -------------
    Total assets............................................    19,821,948    32,794,928     10,378,048        5,452,983
                                                              ------------  ------------  ---------------   -------------
Liability:
  Payable to General American Life Insurance Company........             0     1,243,790         11,908                0
                                                              ------------  ------------  ---------------   -------------
    Total net assets........................................  $ 19,821,948  $ 31,551,138   $ 10,366,140      $ 5,452,983
                                                              ------------  ------------  ---------------   -------------
                                                              ------------  ------------  ---------------   -------------
Total net assets represented by:
  Individual variable annuity contracts cash value
   invested in Separate Account.............................  $ 19,821,948  $ 31,546,646   $ 10,366,140      $ 5,231,490
  Individual variable annuity contracts cash value in
   payment period...........................................             0         4,492              0                0
  General American Life Insurance Company seed money cash
   value....................................................             0             0              0          221,493
                                                              ------------  ------------  ---------------   -------------
    Total net assets........................................  $ 19,821,948  $ 31,551,138   $ 10,366,140      $ 5,452,983
                                                              ------------  ------------  ---------------   -------------
                                                              ------------  ------------  ---------------   -------------
Total individual units held.................................     1,490,411     1,806,852        742,891          393,460
Total seed money units held.................................             0             0              0           16,666

Individual unit value.......................................  $      13.30  $      17.46   $      13.95      $     13.29
Cost of investments.........................................  $ 16,765,081  $ 30,651,375   $ 10,149,258      $ 5,431,503

              See accompanying notes to the financial statements.

                                       D3

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                            STATEMENTS OF OPERATIONS

                      For the year ended December 31, 1996

--------------------------------------------------------------------------------

                                                                           VARIABLE    VARIABLE GLOBAL   VARIABLE U.S.
                                                                MONEY      STRATEGIC     GOVERNMENT       GOVERNMENT
                                                                MARKET      INCOME         INCOME           INCOME
                                                               DIVISION    DIVISION       DIVISION         DIVISION
                                                              ----------  -----------  ---------------   -------------
Investment income:
  Dividend income...........................................  $  714,358  $ 1,997,857    $  704,616       $  260,876
Expenses:
  Mortality, expense and administrative charges.............    (214,552)    (380,402)     (150,461)         (72,476)
                                                              ----------  -----------  ---------------   -------------
  Net investment income.....................................     499,806    1,617,455       554,155          188,400
                                                              ----------  -----------  ---------------   -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sales.............................           0    2,520,865        19,403           (6,593)
                                                              ----------  -----------  ---------------   -------------
  Net realized gain (loss) on investments...................           0    2,520,865        19,403           (6,593)
                                                              ----------  -----------  ---------------   -------------
Net unrealized gain (loss) on investments:
  Unrealized gain on investments, beginning of period.......           0    1,405,306       325,567          108,085
  Unrealized gain (loss) on investments, end of period......           0    2,143,553       228,790          (27,288)
                                                              ----------  -----------  ---------------   -------------
  Net unrealized gain (loss) on investments.................           0      738,247       (96,777)        (135,373)
                                                              ----------  -----------  ---------------   -------------
  Net gain (loss) on investments............................           0    3,259,112       (77,374)        (141,966)
                                                              ----------  -----------  ---------------   -------------
  Net increase in net assets resulting from operations......  $  499,806  $ 4,876,567    $  476,781       $   46,434
                                                              ----------  -----------  ---------------   -------------
                                                              ----------  -----------  ---------------   -------------

              See accompanying notes to the financial statements.

                                       D4

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 1996 and 1995

--------------------------------------------------------------------------------


                                                                                                 VARIABLE
                                                                                             STRATEGIC INCOME
                                                                MONEY MARKET DIVISION            DIVISION
                                                              -------------------------  ------------------------
                                                                 1996          1995         1996         1995
                                                              -----------  ------------  -----------  -----------
Operations:
  Net investment income.....................................  $   499,806  $    589,944  $ 1,617,455  $ 1,662,908
  Net realized gain (loss) on investments...................            0             0    2,520,865   (3,614,851)
  Net unrealized gain (loss) on investments.................            0             0      738,247    5,698,975
                                                              -----------  ------------  -----------  -----------
    Net increase in net assets resulting from operations....      499,806       589,944    4,876,567    3,747,032
                                                              -----------  ------------  -----------  -----------
  Deposits into Separate Account............................   14,414,776    10,769,393    3,955,884    2,989,136
  Transfers to (from) Separate Account......................   (6,048,583)  (12,838,342)     499,563   (2,608,659)
  Withdrawals from Separate Account.........................   (3,951,533)   (3,110,109)  (3,078,289)  (2,137,433)
                                                              -----------  ------------  -----------  -----------
    Net deposits into (withdrawals from) Separate Account...    4,414,660    (5,179,058)   1,377,158   (1,756,956)
                                                              -----------  ------------  -----------  -----------
  Increase (decrease) in net assets.........................    4,914,466    (4,589,114)   6,253,725    1,990,076
  Net assets, beginning of period...........................   14,907,482    19,496,596   25,297,413   23,307,337
                                                              -----------  ------------  -----------  -----------
  Net assets, end of period.................................  $19,821,948  $ 14,907,482  $31,551,138  $25,297,413
                                                              -----------  ------------  -----------  -----------
                                                              -----------  ------------  -----------  -----------

                                                                      VARIABLE                   VARIABLE
                                                                  GLOBAL GOVERNMENT          U.S. GOVERNMENT
                                                                   INCOME DIVISION           INCOME DIVISION
                                                              -------------------------  ------------------------
                                                                 1996          1995         1996         1995
                                                              -----------  ------------  -----------  -----------
Operations:
  Net investment income.....................................  $   554,155  $    569,411  $   188,400  $   170,297
  Net realized gain (loss) on investments...................       19,403      (607,687)      (6,593)     241,347
  Net unrealized gain (loss) on investments.................      (96,777)    1,451,325     (135,373)     125,215
                                                              -----------  ------------  -----------  -----------
    Net increase in net assets resulting from operations....      476,781     1,413,049       46,434      536,859
                                                              -----------  ------------  -----------  -----------
  Deposits into Separate Account............................      877,625     1,998,263    1,776,392    2,187,551
  Transfers to (from) Separate Account......................   (1,896,264)     (126,814)  (1,851,071)   1,369,582
  Withdrawals from Separate Account.........................     (998,792)     (995,738)    (479,299)    (525,767)
                                                              -----------  ------------  -----------  -----------
    Net deposits into (withdrawals from) Separate Account...   (2,017,431)      875,711     (553,978)   3,031,366
                                                              -----------  ------------  -----------  -----------
  Increase (decrease) in net assets.........................   (1,540,650)    2,288,760     (507,544)   3,568,225
  Net assets, beginning of period...........................   11,906,790     9,618,030    5,960,527    2,392,302
                                                              -----------  ------------  -----------  -----------
  Net assets, end of period.................................  $10,366,140  $ 11,906,790  $ 5,452,983  $ 5,960,527
                                                              -----------  ------------  -----------  -----------
                                                              -----------  ------------  -----------  -----------

              See accompanying notes to the financial statements.

                                       D5

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------


                                                                VARIABLE      VARIABLE      VARIABLE
                                                              NEW PACIFIC      EUROPE       AMERICA
                                                                DIVISION      DIVISION      DIVISION
                                                              ------------  ------------  ------------
Assets:
  Investments in GT Global Variable Investment Funds, at
   market value
   (see Schedule of Investments):...........................  $ 32,504,929  $ 24,819,775  $ 41,598,928
  Receivable from General American Life Insurance Company...             0             0             0
                                                              ------------  ------------  ------------
    Total assets............................................    32,504,929    24,819,775    41,598,928
                                                              ------------  ------------  ------------
Liability:
  Payable to General American Life Insurance Company........     1,573,281       445,358       117,092
                                                              ------------  ------------  ------------
    Total net assets........................................  $ 30,931,648  $ 24,374,417  $ 41,481,836
                                                              ------------  ------------  ------------
                                                              ------------  ------------  ------------
Total net assets represented by:
  Individual variable annuity contracts cash value invested
   in Separate Account......................................  $ 30,927,170  $ 24,365,150  $ 41,441,858
  Individual variable annuity contracts cash value in
   payment period...........................................         4,478         9,267        39,978
                                                              ------------  ------------  ------------
    Total net assets........................................  $ 30,931,648  $ 24,374,417  $ 41,481,836
                                                              ------------  ------------  ------------
                                                              ------------  ------------  ------------
Total individual units held.................................     1,776,419     1,182,288     1,801,893

Individual unit value.......................................  $      17.41  $      20.62  $      23.02
Cost of investments.........................................  $ 31,447,610  $ 23,809,657  $ 40,357,202

              See accompanying notes to the financial statements.

                                       D6

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                               December 31, 1996

--------------------------------------------------------------------------------

                                            VARIABLE                      VARIABLE                      VARIABLE      VARIABLE
                                            GROWTH &      VARIABLE        TELECOM-      VARIABLE        EMERGING      NATURAL
                                             INCOME     LATIN AMERICA   MUNICATIONS   INTERNATIONAL     MARKETS      RESOURCES
                                            DIVISION      DIVISION        DIVISION      DIVISION        DIVISION      DIVISION
                                          ------------  -------------   ------------  -------------   ------------  ------------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments):.......  $ 36,367,040  $ 21,675,681    $ 62,289,120   $ 4,598,808    $ 17,887,677  $ 16,104,241
  Receivable from General American Life
   Insurance Company....................             0       261,101         492,517             0               0             0
                                          ------------  -------------   ------------  -------------   ------------  ------------
    Total assets........................    36,367,040    21,936,782      62,781,637     4,598,808      17,887,677    16,104,241
                                          ------------  -------------   ------------  -------------   ------------  ------------
Liability:
  Payable to General American Life
   Insurance Company....................        30,320             0               0       108,452         537,670         4,572
                                          ------------  -------------   ------------  -------------   ------------  ------------
    Total net assets....................  $ 36,336,720  $ 21,936,782    $ 62,781,637   $ 4,490,356    $ 17,350,007  $ 16,099,669
                                          ------------  -------------   ------------  -------------   ------------  ------------
                                          ------------  -------------   ------------  -------------   ------------  ------------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................  $ 36,316,606  $ 21,932,226    $ 62,725,407   $ 4,485,853    $ 17,343,813  $ 16,075,006
  Individual variable annuity contracts
   cash value in payment period.........        20,114         4,556          56,230         4,503           6,194        24,663
                                          ------------  -------------   ------------  -------------   ------------  ------------
    Total net assets....................  $ 36,336,720  $ 21,936,782    $ 62,781,637   $ 4,490,356    $ 17,350,007  $ 16,099,669
                                          ------------  -------------   ------------  -------------   ------------  ------------
                                          ------------  -------------   ------------  -------------   ------------  ------------
Total individual units held.............     2,080,144     1,291,662       3,176,554       383,643       1,233,863       746,479

Individual unit value...................  $      17.47  $      16.98    $      19.76   $     11.70    $      14.06  $      21.57
Cost of investments.....................  $ 32,149,986  $ 20,072,506    $ 55,206,225   $ 4,420,487    $ 16,957,308  $ 15,029,519


                                             VARIABLE
                                          INFRASTRUCTURE
                                             DIVISION
                                          --------------
Assets:
  Investments in GT Global Variable
   Investment Funds, at market value
   (see Schedule of Investments):.......   $ 5,905,729
  Receivable from General American Life
   Insurance Company....................         1,784
                                          --------------
    Total assets........................     5,907,513
                                          --------------
Liability:
  Payable to General American Life
   Insurance Company....................             0
                                          --------------
    Total net assets....................   $ 5,907,513
                                          --------------
                                          --------------
Total net assets represented by:
  Individual variable annuity contracts
   cash value invested in Separate
   Account..............................   $ 5,902,965
  Individual variable annuity contracts
   cash value in payment period.........         4,548
                                          --------------
    Total net assets....................   $ 5,907,513
                                          --------------
                                          --------------
Total individual units held.............       366,167
Individual unit value...................   $     16.13
Cost of investments.....................   $ 5,480,598

              See accompanying notes to the financial statements.

                                       D7

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            STATEMENTS OF OPERATIONS

                      For the year ended December 31, 1996

--------------------------------------------------------------------------------


                                                               VARIABLE      VARIABLE    VARIABLE
                                                              NEW PACIFIC     EUROPE      AMERICA
                                                               DIVISION      DIVISION    DIVISION
                                                              -----------   ----------  -----------
Investment income:
  Dividend income...........................................  $  317,282    $  155,185  $   541,722
Expenses:
  Mortality, expense and administrative charges.............    (406,153)     (285,551)    (545,918)
                                                              -----------   ----------  -----------
  Net investment income (loss)..............................     (88,871)     (130,366)      (4,196)
                                                              -----------   ----------  -----------
Net realized gain (loss) on investments:
  Realized gain from distributions..........................           0             0    4,925,337
  Realized gain (loss) on sales.............................   7,828,491     4,326,709   (1,027,283)
                                                              -----------   ----------  -----------
    Net realized gain on investments........................   7,828,491     4,326,709    3,898,054
                                                              -----------   ----------  -----------
Net unrealized gain (loss) on investments:
  Unrealized gain (loss) on investments, beginning of
   period...................................................     728,386       288,135     (745,361)
  Unrealized gain on investments, end of period.............   1,057,319     1,010,118    1,241,726
                                                              -----------   ----------  -----------
    Net unrealized gain (loss) on investments...............     328,933       721,983    1,987,087
                                                              -----------   ----------  -----------
  Net gain on investments...................................   8,157,424     5,048,692    5,885,141
                                                              -----------   ----------  -----------
  Net increase in net assets resulting from operations......  $8,068,553    $4,918,326  $ 5,880,945
                                                              -----------   ----------  -----------
                                                              -----------   ----------  -----------

              See accompanying notes to the financial statements.

                                       D8

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                      For the year ended December 31, 1996

--------------------------------------------------------------------------------

                                            VARIABLE                      VARIABLE                     VARIABLE    VARIABLE
                                            GROWTH &       VARIABLE       TELECOM-      VARIABLE       EMERGING    NATURAL
                                             INCOME      LATIN AMERICA   MUNICATIONS  INTERNATIONAL    MARKETS    RESOURCES
                                            DIVISION       DIVISION       DIVISION      DIVISION       DIVISION    DIVISION
                                          ------------   -------------   -----------  -------------   ----------  ----------
Investment income:
  Dividend income.......................   $   838,414    $   605,826    $   74,236     $      0      $        0  $        0
Expenses:
  Mortality, expense and administrative
   charges..............................      (449,652)      (310,535)     (846,567 )    (60,474)       (210,729)   (107,139)
                                          ------------   -------------   -----------  -------------   ----------  ----------
  Net investment income (loss)..........       388,762        295,291      (772,331 )    (60,474)       (210,729)   (107,139)
                                          ------------   -------------   -----------  -------------   ----------  ----------
Net realized gain (loss) on investments:
  Realized gain from distributions......             0              0     6,342,347       13,807               0           0
  Realized gain (loss) on sales.........     2,170,219        936,972     4,979,696      145,599       2,569,947   1,296,927
                                          ------------   -------------   -----------  -------------   ----------  ----------
    Net realized gain on investments....     2,170,219        936,972    11,322,043      159,406       2,569,947   1,296,927
                                          ------------   -------------   -----------  -------------   ----------  ----------
Net unrealized gain (loss) on
investments:
  Unrealized gain (loss) on investments,
   beginning of period..................     2,270,948     (1,215,906)    8,765,942      (17,291)         10,396     (11,123)
  Unrealized gain on investments, end of
   period...............................     4,217,054      1,603,175     7,082,895      178,321         930,369   1,074,722
                                          ------------   -------------   -----------  -------------   ----------  ----------
    Net unrealized gain (loss) on
     investments........................     1,946,106      2,819,081    (1,683,047 )    195,612         919,973   1,085,845
                                          ------------   -------------   -----------  -------------   ----------  ----------
  Net gain on investments...............     4,116,325      3,756,053     9,638,996      355,018       3,489,920   2,382,772
                                          ------------   -------------   -----------  -------------   ----------  ----------
  Net increase in net assets resulting
   from operations......................   $ 4,505,087    $ 4,051,344    $8,866,665     $294,544      $3,279,191  $2,275,633
                                          ------------   -------------   -----------  -------------   ----------  ----------
                                          ------------   -------------   -----------  -------------   ----------  ----------


                                             VARIABLE
                                          INFRASTRUCTURE
                                             DIVISION
                                          --------------
Investment income:
  Dividend income.......................     $ 25,964
Expenses:
  Mortality, expense and administrative
   charges..............................      (48,502)
                                          --------------
  Net investment income (loss)..........      (22,538)
                                          --------------
Net realized gain (loss) on investments:
  Realized gain from distributions......            0
  Realized gain (loss) on sales.........      200,704
                                          --------------
    Net realized gain on investments....      200,704
                                          --------------
Net unrealized gain (loss) on
investments:
  Unrealized gain (loss) on investments,
   beginning of period..................      (11,781)
  Unrealized gain on investments, end of
   period...............................      425,131
                                          --------------
    Net unrealized gain (loss) on
     investments........................      436,912
                                          --------------
  Net gain on investments...............      637,616
                                          --------------
  Net increase in net assets resulting
   from operations......................     $615,078
                                          --------------
                                          --------------

              See accompanying notes to the financial statements.

                                       D9

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                      STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                 VARIABLE                VARIABLE                VARIABLE
                                           NEW PACIFIC DIVISION      EUROPE DIVISION         AMERICA DIVISION
                                          ----------------------  ----------------------  ----------------------
                                             1996        1995        1996        1995        1996        1995
                                          ----------  ----------  ----------  ----------  ----------  ----------
Operations:
  Net investment income (loss)..........  $  (88,871) $ (193,973) $ (130,366) $  (60,815) $   (4,196) $  157,097
  Net realized gain (loss) on
   investments..........................   7,828,491  (1,608,622)  4,326,709     641,809   3,898,054   6,135,755
  Net unrealized gain (loss) on
   investments..........................     328,933   2,077,298     721,983     636,478   1,987,087  (1,364,532)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) in net
     assets resulting from operations...   8,068,553     274,703   4,918,326   1,217,472   5,880,945   4,928,320
  Deposits into Separate Account........   3,830,544   3,610,697   2,410,618   1,602,275   5,680,228   9,612,392
  Transfers to (from) Separate
   Account..............................  (1,319,905)  1,060,224   2,917,523  (1,000,759) (3,361,891) 10,537,113
  Withdrawals from Separate Account.....  (2,387,202) (1,530,691) (1,437,759) (1,193,359) (4,243,739) (2,731,105)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net deposits into (withdrawals from)
     Separate Account...................     123,437   3,140,230   3,890,382    (591,853) (1,925,402) 17,418,400
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Increase (decrease) in net assets.....   8,191,990   3,414,933   8,808,708     625,599   3,955,543  22,346,720
  Net assets, beginning of period.......  22,739,658  19,324,725  15,565,709  14,940,110  37,526,293  15,179,573
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Net assets, end of period.............  $30,931,648 $22,739,658 $24,374,417 $15,565,709 $41,481,836 $37,526,293
                                          ----------  ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------  ----------

                                                 VARIABLE                VARIABLE                VARIABLE
                                             EMERGING MARKETS       NATURAL RESOURCES         INFRASTRUCTURE
                                                 DIVISION               DIVISION *              DIVISION *
                                          ----------------------  ----------------------  ----------------------
                                             1996        1995        1996        1995        1996        1995
                                          ----------  ----------  ----------  ----------  ----------  ----------
Operations:
  Net investment income (loss)..........  $ (210,729) $  (15,320) $ (107,139) $   54,318  $  (22,538) $   (8,272)
  Net realized gain (loss) on
   investments..........................   2,569,947  (1,243,757)  1,296,927      42,120     200,704      35,838
  Net unrealized gain (loss) on
   investments..........................     919,973     698,392   1,085,845     (11,123)    436,912     (11,781)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) in net
     assets resulting from operations...   3,279,191    (560,685)  2,275,633      85,315     615,078      15,785
  Deposits into Separate Account........   3,819,231   3,361,077   3,910,507     432,320   1,855,866     934,944
  Transfers to (from) Separate
   Account..............................   2,368,261    (104,693)  9,030,189     828,362   2,122,405     634,407
  Withdrawals from Separate Account.....    (921,653)   (736,190)   (357,938)   (104,719)   (167,696)   (103,276)
                                          ----------  ----------  ----------  ----------  ----------  ----------
    Net deposits into (withdrawals from)
     Separate Account...................   5,265,839   2,520,194  12,582,758   1,155,963   3,810,575   1,466,075
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Increase (decrease) in net assets.....   8,545,030   1,959,509  14,858,391   1,241,278   4,425,653   1,481,860
  Net assets, beginning of period.......   8,804,977   6,845,468   1,241,278           0   1,481,860           0
                                          ----------  ----------  ----------  ----------  ----------  ----------
  Net assets, end of period.............  $17,350,007 $8,804,977  $16,099,669 $1,241,278  $5,907,513  $1,481,860
                                          ----------  ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------  ----------

----------------

  *  The Variable Natural Resources Division and the Variable
     Infrastructure Division commenced operations January 31, 1995.

              See accompanying notes to the financial statements.

                                      D10

                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                 For the years ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                       VARIABLE                    VARIABLE
                               GROWTH & INCOME DIVISION     LATIN AMERICA DIVISION
                              --------------------------  --------------------------
                                  1996          1995          1996          1995
                              ------------  ------------  ------------  ------------
Operations:
  Net investment income
   (loss)...................  $    388,762  $    425,089  $    295,291  $  2,705,828
  Net realized gain (loss)
   on investments...........     2,170,219       202,914       936,972    (8,731,669)
  Net unrealized gain (loss)
   on investments...........     1,946,106     3,063,937     2,819,081      (441,963)
                              ------------  ------------  ------------  ------------
    Net increase (decrease)
     in net assets resulting
     from operations........     4,505,087     3,691,940     4,051,344    (6,467,804)
  Deposits into Separate
   Account..................     4,430,985     2,987,675     2,380,136     3,938,984
  Transfers to (from)
   Separate Account.........       850,032       850,154    (2,174,243)   (2,665,686)
  Withdrawals from Separate
   Account..................    (3,936,966)   (2,559,892)   (1,721,962)   (1,934,144)
                              ------------  ------------  ------------  ------------
    Net deposits into
     (withdrawals from)
     Separate Account.......     1,344,051     1,277,987    (1,516,069)     (660,846)
                              ------------  ------------  ------------  ------------
  Increase (decrease) in net
   assets...................     5,849,138     4,969,927     2,535,275    (7,128,650)
  Net assets, beginning of
   period...................    30,487,582    25,517,655    19,401,507    26,530,157
                              ------------  ------------  ------------  ------------
  Net assets, end of
   period...................  $ 36,336,720  $ 30,487,582  $ 21,936,782  $ 19,401,507
                              ------------  ------------  ------------  ------------
                              ------------  ------------  ------------  ------------

                                       VARIABLE
                                  TELECOMMUNICATIONS              VARIABLE
                                       DIVISION            INTERNATIONAL DIVISION
                              --------------------------  ------------------------
                                  1996          1995         1996         1995
                              ------------  ------------  -----------  -----------
Operations:
  Net investment income
   (loss)...................  $   (772,331) $    428,193  $   (60,474) $    (8,508)
  Net realized gain (loss)
   on investments...........    11,322,043     1,517,580      159,406      (64,759)
  Net unrealized gain (loss)
   on investments...........    (1,683,047)    6,185,065      195,612       69,183
                              ------------  ------------  -----------  -----------
    Net increase (decrease)
     in net assets resulting
     from operations........     8,866,665     8,130,838      294,544       (4,084)
  Deposits into Separate
   Account..................     9,584,291     7,406,448      811,961    1,134,850
  Transfers to (from)
   Separate Account.........      (819,084)    2,141,926      176,650      726,150
  Withdrawals from Separate
   Account..................    (5,542,852)   (2,951,598)    (222,037)    (358,943)
                              ------------  ------------  -----------  -----------
    Net deposits into
     (withdrawals from)
     Separate Account.......     3,222,355     6,596,776      766,574    1,502,057
                              ------------  ------------  -----------  -----------
  Increase (decrease) in net
   assets...................    12,089,020    14,727,614    1,061,118    1,497,973
  Net assets, beginning of
   period...................    50,692,617    35,965,003    3,429,238    1,931,265
                              ------------  ------------  -----------  -----------
  Net assets, end of
   period...................  $ 62,781,637  $ 50,692,617  $ 4,490,356  $ 3,429,238
                              ------------  ------------  -----------  -----------
                              ------------  ------------  -----------  -----------

----------------

  *  The Variable Natural Resources Division and the Variable
     Infrastructure Division commenced operations January 31, 1995.

              See accompanying notes to the financial statements.

                                      D11

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
General American Separate Account Twenty-eight and General American Separate Account Twenty-nine (the Separate Accounts) commenced operations on February 10, 1993, and are registered under the Investment Company Act of 1940 (1940 Act) as unit investment trusts. The Separate Accounts receive purchase payments from individual variable annuity contracts issued by General American Life Insurance Company (General American) which may be qualified or non-tax qualified.

Separate Account Twenty-eight is divided into four divisions and Separate Account Twenty-nine is divided into ten divisions. Each division invests exclusively in shares of a single fund of GT Global Variable Investment Funds (the Funds), an open-end diversified management investment company. Separate Account Twenty-eight invests in the Money Market, Variable Strategic Income, Variable Global Government Income, and Variable U.S. Government Income Funds. Separate Account Twenty-nine invests in the Variable New Pacific, Variable Europe, Variable America, Variable Growth & Income, Variable Latin America, Variable Telecommunications, Variable International, Variable Emerging Markets, Variable Natural Resources and Variable Infrastructure Funds.

Contractholders have the option of directing their deposits into one or all of the Divisions as well as a fixed account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act. The unit values for the Separate Accounts for all divisions began at $12.00 on February 10, 1993, except the following Divisions of Separate Account Twenty-nine which began at $12.00: the Variable Telecommunications Division on October 18, 1993, the Variable International Division on July 12, 1994, the Variable Emerging Markets Division on July 6, 1994, and the Variable Natural Resources and Variable Infrastructure Divisions on January 31, 1995.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Accounts in the preparation of financial statements. The policies followed are in conformity with generally accepted accounting principles.

(A) INVESTMENTS
The Separate Accounts' investments in the GT Global Variable Funds are valued daily on the respective shares held and based on the net asset values as reported to General American by the Funds at the close of each business day. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Accounts. Share transactions are recorded on the trade date, which is the same as the settlement date.

(B) FEDERAL INCOME TAXES
Under current Federal income tax law, the investment income and capital gains from sales of investments of the Separate Accounts are not taxable. Therefore, no Federal income tax expense has been provided.

(C) DIVIDEND REIMBURSEMENT
Dividends received from the underlying mutual funds are recorded on the ex-dividend date and immediately reinvested on the pay date.

(D) USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 3 -- CONTRACT CHARGES
MORTALITY AND EXPENSE ASSURANCE CHARGE: General American assumes the mortality and expense risks and provides certain administrative services related to operating the Separate Accounts, for which the Separate Accounts are charged an annual fee of 1.25% based on the values at the end of each valuation period. Mortality and expense charges for Separate Accounts Twenty-eight and Twenty-nine totaled $3,650,992 for the period ended December 31, 1996.

SURRENDER CHARGE: Under Separate Account contractual arrangements, General American is entitled to collect payment for sales charges. Contracts are subject to a deferred sales charge contingent upon surrender of the contract or a greater than 10% partial withdrawal of funds on deposit. The sales charge is 6% the first contract year, decreasing by 1% each subsequent year. The contingent deferred sales charge will be waived in the event of annuitization after the third year or on death if the date of issue is prior to the annuitant's 75th birthday. Sales charges as a result of surrenders are disclosed in Note 6.

ACCOUNT FEE AND ADMINISTRATIVE CHARGES: General American has the responsibility for the administration of the contract. As reimbursement for account administrative expenses, on the last day of the contract year, General American deducts an account fee. For contracts with accumulated values less than $20,000, the fee is the lesser of $30 or 2% of the accumulated value for contract years ending prior to December 31, 1999. Thereafter, the account fee may be adjusted annually. The account fee is waived for contracts with accumulated values of $20,000 or more. General American charges $25 for each transfer in excess of twelve (12) during the Contract Year, excluding transfers made under the Dollar Cost Averaging program and reserves the right to charge a fee to cover the expenses for special handling. Account fees are disclosed in Note 6. General American also provides certain administrative services for which it charges an administrative charge to the Separate Accounts at an annual rate of 0.15% at the end of each valuation period.

                                      D12

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

NOTE 3 -- CONTRACT CHARGES (CONT'D)
Administrative charges for Separate Account Twenty-eight and Twenty-nine totaled $438,119 for the period ended December 31, 1996.

PREMIUM TAXES: In states which charge premium taxes, the taxes are withdrawn from the purchase payment or the accumulated value of the contract. Premium taxes are disclosed in Note 6.

NOTE 4 -- PURCHASES AND SALES OF GT GLOBAL VARIABLE INVESTMENT FUND SHARES During the period ended December 31, 1996, cost of purchases and proceeds from sales of GT Global Variable Investment Fund shares were as follows:

SEPARATE ACCOUNT TWENTY-EIGHT                                                      PURCHASES       SALES
--------------------------------------------------------------------------------  ------------  ------------
Money Market Fund...............................................................  $240,727,626  $237,728,348
Variable Strategic Income Fund..................................................    31,862,287    27,537,728
Variable Global Government Income Fund..........................................     5,485,242     6,948,703
Variable U.S. Government Income Fund............................................     3,033,131     3,462,829


SEPARATE ACCOUNT TWENTY-NINE
--------------------------------------------------------------------------------
Variable New Pacific Fund.......................................................  $150,317,489  $148,752,329
Variable Europe Fund............................................................    65,696,335    61,542,578
Variable America Fund...........................................................    39,268,767    36,702,868
Variable Growth & Income Fund...................................................    21,035,454    19,507,638
Variable Latin America Fund.....................................................    18,735,009    20,305,543
Variable Telecommunications Fund................................................    26,237,869    18,053,753
Variable International Fund.....................................................     7,496,575     7,215,086
Variable Emerging Markets Fund..................................................    23,729,690    18,135,763
Variable Natural Resources Fund.................................................    24,335,436    11,856,545
Variable Infrastructure Fund....................................................     5,313,907     1,519,333

NOTE 5 -- ACCUMULATION UNIT ACTIVITY
The following is a summary of the accumulation unit activity for the years ended December 31, 1996 and 1995 for Separate Account Twenty-eight (in thousands):

                                                                                         VARIABLE
                                                                                        STRATEGIC
                                                                        MONEY MARKET      INCOME
                                                                          DIVISION       DIVISION
                                                                        -------------  ------------
                                                                        1996    1995   1996   1995
                                                                        -----  ------  -----  -----
Individual units held:
  Deposits............................................................  1,097     856    253    229
  Transfers...........................................................   (462) (1,022)    15   (214)
  Withdrawals.........................................................   (303)   (248)  (198)  (164)
  Outstanding units, beginning of period..............................  1,158   1,572  1,737  1,886
                                                                        -----  ------  -----  -----
  Outstanding units, end of period....................................  1,490   1,158  1,807  1,737
                                                                        -----  ------  -----  -----
                                                                        -----  ------  -----  -----
General American Life Insurance Company seed money:
  Deposits............................................................      0       0      0      0
  Transfers...........................................................      0       0      0      0
  Withdrawals.........................................................      0       0      0      0
  Outstanding units, beginning of period..............................      0       0      0      0
                                                                        -----  ------  -----  -----
  Outstanding units, end of period....................................      0       0      0      0
                                                                        -----  ------  -----  -----
                                                                        -----  ------  -----  -----

                                                                          VARIABLE      VARIABLE
                                                                           GLOBAL         U.S.
                                                                         GOVERNMENT    GOVERNMENT
                                                                           INCOME        INCOME
                                                                          DIVISION      DIVISION
                                                                        ------------  ------------
                                                                        1996   1995   1996   1995
                                                                        -----  -----  -----  -----
Individual units held:
  Deposits............................................................     67    158    137    176
  Transfers...........................................................   (141)   (11)  (142)   113
  Withdrawals.........................................................    (76)   (79)   (37)   (42)
  Outstanding units, beginning of period..............................    893    825    435    188
                                                                        -----  -----  -----  -----
  Outstanding units, end of period....................................    743    893    393    435
                                                                        -----  -----  -----  -----
                                                                        -----  -----  -----  -----
General American Life Insurance Company seed money:
  Deposits............................................................      0      0      0      0
  Transfers...........................................................      0      0      0      0
  Withdrawals.........................................................      0      0      0      0
  Outstanding units, beginning of period..............................      0      0     17     17
                                                                        -----  -----  -----  -----
  Outstanding units, end of period....................................      0      0     17     17
                                                                        -----  -----  -----  -----
                                                                        -----  -----  -----  -----

                                      D13

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

The following is a summary of the accumulation unit activity for the years ended December 31, 1996 and 1995 for all Divisions. There was no activity in Separate Account Twenty-nine relating to General American Life Insurance Company seed money.

                                                    VARIABLE NEW     VARIABLE      VARIABLE
                                                       PACIFIC        EUROPE       AMERICA
                                                      DIVISION       DIVISION      DIVISION
                                                    -------------  ------------  ------------
                                                    1996    1995   1996   1995   1996   1995
                                                    -----  ------  -----  -----  -----  -----
Individual units held:
  Deposits........................................    244     276    129    107    268    510
  Transfers.......................................     (1)    118    163    (65)  (171)   583
  Withdrawals.....................................   (154)   (117)   (80)   (79)  (201)  (140)
  Outstanding units, beginning of period..........  1,687   1,410    970  1,007  1,906    953
                                                    -----  ------  -----  -----  -----  -----
  Outstanding units, end of period................  1,776   1,687  1,182    970  1,802  1,906
                                                    -----  ------  -----  -----  -----  -----
                                                    -----  ------  -----  -----  -----  -----


                                                      VARIABLE      VARIABLE
                                                      GROWTH &       LATIN
                                                       INCOME       AMERICA
                                                      DIVISION      DIVISION
                                                    ------------  ------------
                                                    1996   1995   1996   1995
                                                    -----  -----  -----  -----
Individual units held:
  Deposits........................................    282    216    150    267
  Transfers.......................................     49     63   (129)  (168)
  Withdrawals.....................................   (253)  (185)  (109)  (131)
  Outstanding units, beginning of period..........  2,002  1,908  1,380  1,412
                                                    -----  -----  -----  -----
  Outstanding units, end of period................  2,080  2,002  1,292  1,380
                                                    -----  -----  -----  -----
                                                    -----  -----  -----  -----

                                                      VARIABLE                     VARIABLE
                                                    TELECOMMUNICA-   VARIABLE      EMERGING
                                                        TIONS      INTERNATIONAL   MARKETS
                                                      DIVISION       DIVISION      DIVISION
                                                    -------------  ------------  ------------
                                                    1996    1995   1996   1995   1996   1995
                                                    -----  ------  -----  -----  -----  -----
Individual units held:
  Deposits........................................    510     487     72    106    291    312
  Transfers.......................................    (54)    115     18     70    205     (9)
  Withdrawals.....................................   (298)   (195)   (20)   (34)   (71)   (68)
  Outstanding units, beginning of period..........  3,019   2,612    314    172    809    574
                                                    -----  ------  -----  -----  -----  -----
  Outstanding units, end of period................  3,177   3,019    384    314  1,234    809
                                                    -----  ------  -----  -----  -----  -----
                                                    -----  ------  -----  -----  -----  -----


                                                      VARIABLE      VARIABLE
                                                      NATURAL        INFRA-
                                                     RESOURCES     STRUCTURE
                                                      DIVISION      DIVISION
                                                    ------------  ------------
                                                    1996   1995   1996   1995
                                                    -----  -----  -----  -----
Individual units held:
  Deposits........................................    203     32    124     72
  Transfers.......................................    476     61    141     49
  Withdrawals.....................................    (19)    (7)   (12)    (8)
  Outstanding units, beginning of period..........     86      0    113      0
                                                    -----  -----  -----  -----
  Outstanding units, end of period................    746     86    366    113
                                                    -----  -----  -----  -----
                                                    -----  -----  -----  -----

NOTE 6 -- SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT
Deposits into the Separate Account are used to purchase shares in GT Global Variable Investment Funds. Net deposits represent the amounts available for investment in such shares after deduction of premium taxes, administrative costs, and surrender charges. Activity for Separate Account Twenty-eight follows:

                                                                                          VARIABLE STRATEGIC INCOME
                                                          MONEY MARKET DIVISION                    DIVISION
                                                    ---------------------------------  --------------------------------
                                                         1996              1995             1996             1995
                                                    ---------------  ----------------  ---------------  ---------------
Total gross deposits..............................  $    14,452,991  $     10,798,707  $     3,968,594  $     2,995,532
Transfers between fund divisions and General
 American.........................................       (6,048,583)      (12,838,342)         499,563       (2,608,659)
Surrenders and withdrawals........................       (3,849,956)       (3,059,601)      (3,024,036)      (2,090,617)
                                                    ---------------  ----------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............        4,554,452        (5,099,236)       1,444,121       (1,703,744)
                                                    ---------------  ----------------  ---------------  ---------------
Deductions:
  Premium taxes...................................           (2,014)                0             (546)             (16)
  Account fees....................................          (36,201)          (29,314)         (12,164)          (6,380)
  Surrender charges...............................         (101,577)          (50,508)         (54,253)         (46,816)
                                                    ---------------  ----------------  ---------------  ---------------
    Total deductions..............................         (139,792)          (79,822)         (66,963)         (53,212)
                                                    ---------------  ----------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $     4,414,660  $     (5,179,058) $     1,377,158  $    (1,756,956)
                                                    ---------------  ----------------  ---------------  ---------------
                                                    ---------------  ----------------  ---------------  ---------------

                                                    VARIABLE GLOBAL GOVERNMENT INCOME  VARIABLE U.S. GOVERNMENT INCOME
                                                                DIVISION                           DIVISION
                                                    ---------------------------------  --------------------------------
                                                         1996              1995             1996             1995
                                                    ---------------  ----------------  ---------------  ---------------
Total gross deposits..............................  $       880,325  $      2,001,213  $     1,777,642  $     2,189,649
Transfers between fund divisions and General
 American.........................................       (1,896,264)         (126,814)      (1,851,071)       1,369,582
Surrenders and withdrawals........................         (985,931)         (981,723)        (471,235)        (517,308)
                                                    ---------------  ----------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............       (2,001,870)          892,676         (544,664)       3,041,923
                                                    ---------------  ----------------  ---------------  ---------------
Deductions:
  Premium taxes...................................              (40)                0              (40)              (2)
  Account fees....................................           (2,660)           (2,950)          (1,210)          (2,096)
  Surrender charges...............................          (12,861)          (14,015)          (8,064)          (8,459)
                                                    ---------------  ----------------  ---------------  ---------------
    Total deductions..............................          (15,561)          (16,965)          (9,314)         (10,557)
                                                    ---------------  ----------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $    (2,017,431) $        875,711  $      (553,978) $     3,031,366
                                                    ---------------  ----------------  ---------------  ---------------

                                      D14

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                                                          VARIABLE NEW PACIFIC                VARIABLE EUROPE
                                                                DIVISION                          DIVISION
                                                    --------------------------------  --------------------------------
                                                         1996             1995             1996             1995
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     3,858,542  $     3,625,120  $     2,421,423  $     1,607,354
Transfers between fund divisions and
 General American.................................       (1,319,905)       1,060,224        2,917,523       (1,000,779)
Surrenders and withdrawals........................       (2,334,135)      (1,494,877)      (1,410,434)      (1,162,758)
                                                    ---------------  ---------------  ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............          204,502        3,190,467        3,928,512         (556,183)
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................              (75)            (488)            (708)             (22)
  Account fees....................................          (27,923)         (13,935)         (10,097)          (5,057)
  Surrender charges...............................          (53,067)         (35,814)         (27,325)         (30,611)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................          (81,065)         (50,237)         (38,130)         (35,690)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from)
 Separate Account.................................  $       123,437  $     3,140,230  $     3,890,382  $      (591,873)
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                                            VARIABLE AMERICA
                                                                DIVISION
                                                    --------------------------------
                                                         1996             1995
                                                    ---------------  ---------------
Total gross deposits..............................  $     5,700,168  $     9,630,823
Transfers between fund divisions and
 General American.................................       (3,361,891)      10,537,113
Surrenders and withdrawals........................       (4,149,012)      (2,670,026)
                                                    ---------------  ---------------
    Total of gross deposits, transfers, and
     surrenders between fund divisions............       (1,810,735)      17,497,910
                                                    ---------------  ---------------
Deductions:
  Premium taxes...................................             (414)              (6)
  Account fees....................................          (19,526)         (18,425)
  Surrender charges...............................          (94,727)         (61,079)
                                                    ---------------  ---------------
    Total deductions..............................         (114,667)         (79,510)
                                                    ---------------  ---------------
Net deposits into (deductions from)
 Separate Account.................................  $    (1,925,402) $    17,418,400
                                                    ---------------  ---------------
                                                    ---------------  ---------------

                                                       VARIABLE EMERGING MARKETS         VARIABLE NATURAL RESOURCES
                                                                DIVISION                         DIVISION*
                                                    --------------------------------  --------------------------------
                                                         1996             1995             1996             1995
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     3,824,754  $     3,363,325  $     3,917,604  $       432,775
Transfers between fund divisions and
 General American.................................        2,368,261         (104,693)       9,030,189          828,362
Surrenders and withdrawals........................         (907,826)        (726,356)        (353,717)        (104,551)
                                                    ---------------  ---------------  ---------------  ---------------
  Total of gross deposits, transfers, and
   surrenders between fund divisions..............        5,285,189        2,532,276       12,594,076        1,156,586
                                                    ---------------  ---------------  ---------------  ---------------
Deductions:
  Premium taxes...................................                5               (5)               0                0
  Account fees....................................           (5,528)          (2,243)          (7,097)            (455)
  Surrender charges...............................          (13,827)          (9,834)          (4,221)            (168)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................          (19,350)         (12,082)         (11,318)            (623)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into Separate Account................  $     5,265,839  $     2,520,194  $    12,582,758  $     1,155,963
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------


                                                        VARIABLE INFRASTRUCTURE
                                                               DIVISION*
                                                    --------------------------------
                                                         1996             1995
                                                    ---------------  ---------------
Total gross deposits..............................  $     1,856,356  $       935,004
Transfers between fund divisions and
 General American.................................        2,122,405          634,407
Surrenders and withdrawals........................         (165,583)        (102,860)
                                                    ---------------  ---------------
  Total of gross deposits, transfers, and
   surrenders between fund divisions..............        3,813,178        1,466,551
                                                    ---------------  ---------------
Deductions:
  Premium taxes...................................                0                0
  Account fees....................................             (490)             (60)
  Surrender charges...............................           (2,113)            (416)
                                                    ---------------  ---------------
    Total deductions..............................           (2,603)            (476)
                                                    ---------------  ---------------
Net deposits into Separate Account................  $     3,810,575  $     1,466,075
                                                    ---------------  ---------------
                                                    ---------------  ---------------

----------------
* The Variable Natural Resources Division and the Variable Infrastructure Division commenced operations January 31, 1995.

                                      D15

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                                                        VARIABLE GROWTH & INCOME      VARIABLE LATIN AMERICA DIVISION
                                                                DIVISION
                                                    --------------------------------  --------------------------------
                                                         1996             1995             1996             1995
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     4,439,621  $     2,997,409  $     2,386,980  $     3,946,085
Transfers between fund divisions and General
 American.........................................          850,032          850,154       (2,174,243)      (2,665,686)
Surrenders and withdrawals........................       (3,875,684)      (2,495,073)      (1,689,032)      (1,896,475)
                                                    ---------------  ---------------  ---------------  ---------------
  Total of gross deposits, transfers, and
   surrenders between fund divisions..............        1,413,969        1,352,490       (1,476,295)        (616,076)
Deductions:
  Premium taxes...................................             (393)               0             (850)             (22)
  Account fees....................................           (8,243)          (9,734)          (5,994)          (7,079)
  Surrender charges...............................          (61,282)         (64,769)         (32,930)         (37,669)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................          (69,918)         (74,503)         (39,774)         (44,770)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $     1,344,051  $     1,277,987  $    (1,516,069) $      (660,846)
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                                      VARIABLE TELECOMMUNICATIONS          VARIABLE INTERNATIONAL
                                                                DIVISION                          DIVISION
                                                    --------------------------------  --------------------------------
                                                         1996             1995             1996             1995
                                                    ---------------  ---------------  ---------------  ---------------
Total gross deposits..............................  $     9,624,221  $     7,440,798  $       813,886  $     1,136,543
Transfers between fund divisions and General
 American.........................................         (819,084)       2,141,926          176,650          726,150
Surrenders and withdrawals........................       (5,447,592)      (2,885,630)        (217,017)        (350,536)
                                                    ---------------  ---------------  ---------------  ---------------
  Total of gross deposits, transfers, and
   surrenders between fund divisions..............        3,357,545        6,697,094          773,519        1,512,157
Deductions:
  Premium taxes...................................           (1,370)             (26)               0                0
  Account fees....................................          (38,560)         (34,324)          (1,925)          (1,693)
  Surrender charges...............................          (95,260)         (65,968)          (5,020)          (8,407)
                                                    ---------------  ---------------  ---------------  ---------------
    Total deductions..............................         (135,190)        (100,318)          (6,945)         (10,100)
                                                    ---------------  ---------------  ---------------  ---------------
Net deposits into (deductions from) Separate
 Account..........................................  $     3,222,355  $     6,596,776  $       766,574  $     1,502,057
                                                    ---------------  ---------------  ---------------  ---------------
                                                    ---------------  ---------------  ---------------  ---------------

                                      D16

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                            SCHEDULE OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

SEPARATE ACCOUNT TWENTY-EIGHT:                                                    NO. OF SHARES   MARKET VALUE
--------------------------------------------------------------------------------  -------------   ------------
  GT Global Money Market Fund...................................................     16,765,081   $ 16,765,081
  GT Global Variable Strategic Income Fund......................................      2,451,041     32,794,928
  GT Global Variable Global Government Income Fund..............................        907,172     10,378,048
  GT Global Variable U.S. Government Income Fund................................        473,639      5,404,215


SEPARATE ACCOUNT TWENTY-NINE:
--------------------------------------------------------------------------------
  GT Global Variable New Pacific Fund...........................................      1,803,825     32,504,929
  GT Global Variable Europe Fund................................................      1,162,519     24,819,775
  GT Global Variable America Fund...............................................      2,110,549     41,598,928
  GT Global Variable Growth & Income Fund.......................................      2,202,728     36,367,040
  GT Global Variable Latin America Fund.........................................      1,464,573     21,675,681
  GT Global Variable Telecommunications Fund....................................      3,433,799     62,289,120
  GT Global Variable International Fund.........................................        386,130      4,598,808
  GT Global Variable Emerging Markets Fund......................................      1,254,395     17,887,677
  GT Global Variable Natural Resources Fund.....................................        767,600     16,104,241
  GT Global Variable Infrastructure Fund........................................        358,575      5,905,729

                 See accompanying independent auditors' report.

                                      D17

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                        CONDENSED FINANCIAL INFORMATION

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                                     ACCUMULATION    TOTAL UNITS
                                                                                  ACCUMULATION       UNIT VALUE:     OUTSTANDING,
                                                                                  UNIT VALUE:           END OF      END OF PERIOD
SEPARATE ACCOUNT TWENTY-EIGHT:                                                BEGINNING OF PERIOD*      PERIOD      (IN THOUSANDS)
----------------------------------------------------------------------        --------------------   ------------   --------------
Money Market Division.................................................  1996         12.87              13.30            1,490
                                                                        1995         12.40              12.87            1,158
                                                                        1994         12.15              12.40            1,572
                                                                        1993         12.00              12.15              303
Variable Strategic Income Division....................................  1996         14.56              17.46            1,807
                                                                        1995         12.36              14.56            1,737
                                                                        1994         15.11              12.36            1,886
                                                                        1993         12.00              15.11            1,187
Variable Global Government Income Division............................  1996         13.33              13.95              743
                                                                        1995         11.66              13.33              893
                                                                        1994         12.95              11.66              825
                                                                        1993         12.00              12.95              464
Variable U.S. Government Income Division..............................  1996         13.18              13.29              410
                                                                        1995         11.65              13.18              452
                                                                        1994         12.61              11.65              205
                                                                        1993         12.00              12.61               69

--------------
* At inception of Separate Account on February 10, 1993.

                 See accompanying independent auditors' report.

                                      D18

               GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-EIGHT AND
                 GENERAL AMERICAN SEPARATE ACCOUNT TWENTY-NINE

                                                                                                     ACCUMULATION    TOTAL UNITS
                                                                                  ACCUMULATION       UNIT VALUE:     OUTSTANDING,
                                                                                  UNIT VALUE:           END OF      END OF PERIOD
SEPARATE ACCOUNT TWENTY-NINE:                                                 BEGINNING OF PERIOD*      PERIOD      (IN THOUSANDS)
----------------------------------------------------------------------        --------------------   ------------   --------------
Variable New Pacific Division.........................................  1996         13.48              17.41            1,776
                                                                        1995         13.70              13.48            1,687
                                                                        1994         15.87              13.70            1,410
                                                                        1993         12.00              15.87              492
Varible Europe Division...............................................  1996         16.05              20.62            1,182
                                                                        1995         14.84              16.05              970
                                                                        1994         15.14              14.84            1,007
                                                                        1993         12.00              15.14              349
Variable America Division.............................................  1996         19.69              23.02            1,802
                                                                        1995         15.93              19.69            1,906
                                                                        1994         13.59              15.93              953
                                                                        1993         12.00              13.59              117
Variable Growth & Income Division.....................................  1996         15.23              17.47            2,080
                                                                        1995         13.37              15.23            2,002
                                                                        1994         13.96              13.37            1,908
                                                                        1993         12.00              13.96              827
Variable Latin America Division.......................................  1996         14.06              16.98            1,292
                                                                        1995         18.79              14.06            1,380
                                                                        1994         17.46              18.79            1,412
                                                                        1993         12.00              17.46              463
Variable Telecommunications Division..................................  1996         16.79              19.76            3,177
                                                                        1995         13.77              16.79            3,019
                                                                        1994         13.03              13.77            2,612
                                                                        1993         12.00              13.03              605
Variable International Division.......................................  1996         10.94              11.70              384
                                                                        1995         11.22              10.94              314
                                                                        1994         12.00              11.22              172
Variable Emerging Markets Division....................................  1996         10.88              14.06            1,234
                                                                        1995         11.93              10.88              809
                                                                        1994         12.00              11.93              574
Variable Natural Resources Division...................................  1996         14.47              21.57              746
                                                                        1995         12.00              14.47               86
Variable Infrastructure Division......................................  1996         13.10              16.13              366
                                                                        1995         12.00              13.10              113

--------------
* At inception of Separate Account on February 10, 1993, except for the Variable Telecommunications Division, which commenced operations on October 18, 1993; the Variable International Growth Division, which commenced operations on July 12, 1994; the Variable Emerging Markets Division, which commenced operations on July 6, 1994; and the Variable Natural Resources Division and Variable Infrastructure Division which commenced operations on January 31, 1995.

                 See accompanying independent auditors' report.

                                      D19

GT GLOBAL
ALLOCATOR

FUNDS'
FINANCIAL
STATEMENTS

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of the GT Global Variable Investment Trust comprising the following Funds: GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Telecommunications Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund, and the GT Global Variable Investment Series comprising the following Funds: GT Global Variable America Fund, GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Money Market Fund, and GT Global Variable International Fund (collectively, "the Funds"):

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 1996, the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 1996, the results of their operations for the year then ended, the related changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (72.0%)
  Argentina (5.7%)
    Republic of Argentina:
      Discount Bond, 6.375% due 3/31/23+ ....................   USD           950,000   $    733,281         2.3
      BOCON Pre 4, 5.375% due 9/1/02[.] + ...................   USD           480,000        516,120         1.6
      Par Bond, 5.25% due 3/31/23++ .........................   USD           760,000        484,500         1.5
      Floating Rate Bond, 6.625% due 3/31/05+ ...............   USD           118,580        103,387         0.3
  Australia (2.1%)
    Commonwealth of Australia, 9.5% due 8/15/03 .............   AUD           760,000        673,838         2.1
  Brazil (3.5%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at year end is
       7.08125%, including "payment-in-kind" bonds.)[.]
       ++ ...................................................   USD         1,333,759        983,647         3.1
    Multi-Year Deposit Financing Agreement (MYDFA) Floating
     Rate Note, 6.6875% due 9/15/07 - 144A+ {.} .............   USD           167,000        143,203         0.4
  Bulgaria (1.5%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24 -
     EURO+ ..................................................   USD           858,000        487,451         1.5
  Canada (2.4%)
    Canadian Government:
      8.75% due 12/1/05 .....................................   CAD           586,000        497,663         1.6
      8% due 11/1/98 ........................................   CAD           340,000        264,697         0.8
  Costa Rica (0.3%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 ......................................   USD           100,000         81,750         0.3
  Denmark (2.6%)
    Kingdom of Denmark, 7% due 12/15/04 .....................   DKK         4,700,000        832,868         2.6
  Ecuador (2.8%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - EURO
       Registered (Effective rate at year end is 5.1525%,
       including "payment-in-kind" bonds.)[.] + .............   USD           687,304        422,692         1.3
      Past Due Interest Bond, 3% due 2/27/15 - EURO Bearer
       (Effective rate at year end is 5.1525%, including
       "payment-in-kind" bonds.)[.] + .......................   USD           404,980        249,063         0.8
      Discount Bond, 6.5% due 2/28/25 - EURO+ ...............   USD           330,000        227,700         0.7
  France (1.5%)
    French O.A.T., 7.25% due 4/25/06 ........................   FRF         2,200,000        469,050         1.5
  Germany (12.2%)
    Deutschland Republic:
      8.25% due 9/20/01 .....................................   DEM         2,250,000      1,673,748         5.3
      6% due 1/5/06 .........................................   DEM         2,380,000      1,569,593         4.9
    Treuhandanstalt, 7.125% due 1/29/03 .....................   DEM           896,000        638,968         2.0
  Italy (3.5%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 11/1/00 .....................................   ITL       650,000,000        483,317         1.5
      9.5% due 2/1/99 .......................................   ITL       460,000,000        322,000         1.0
    Republic of Italy, 0.56259% due 7/26/99+ ................   JPY        35,000,000        303,922         1.0

    The accompanying notes are an integral part of the financial statements.

                                       F2

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Kazahkstan (0.3%)
    Republic of Kazakhstan, 9.25% due 12/20/99 - 144A{.} ....   USD           100,000   $    100,813         0.3
  Mexico (4.6%)
    United Mexican States:
      Discount Bond Series C, 6.375% due 12/31/19+ +/+ ......   USD           525,000        452,813         1.4
      Discount Bond Series B, 6.375% due 12/31/19+ +/+ ......   USD           500,000        431,250         1.4
      Global Bond, 11.5% due 5/15/26 ........................   USD           200,000        211,500         0.7
      11.375% due 9/15/16 - 144A{.} .........................   USD           170,000        177,650         0.6
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE) Trust
     Division, 11.25% due 5/30/06 - 144A{.} .................   USD           154,000        164,010         0.5
  New Zealand (1.1%)
    New Zealand Government, 8% due 2/15/01 ..................   NZD           460,000        336,415         1.1
  Nigeria (0.5%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ ............................................   USD           250,000        172,500         0.5
  Panama (1.8%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} .............................................   USD           824,000        570,620         1.8
  Philippines (1.5%)
    Republic of Philippines, 8.75% due 10/7/16 - 144A{.} ....   USD           470,000        489,094         1.5
  Poland (1.3%)
    Poland, Past Due Interest Bond, 4% due 10/27/14 -
     EURO++ .................................................   USD           500,000        422,500         1.3
  Russia (0.7%)
    Russian Ministry of Finance:
      3% due 5/14/11 - GDR - 144A{.} ........................   USD           390,000        142,350         0.4
      3% due 5/14/06 - GDR - 144A{.} ........................   USD           229,000        109,920         0.3
  Spain (2.1%)
    Kingdom of Spain, 10.1% due 2/28/01{./} .................   ESP        75,000,000        665,209         2.1
  Supranational (1.4%)
    International Bank of Reconstruction & Development, 4.75%
     due 12/20/04 ...........................................   JPY        43,000,000        432,043         1.4
  Sweden (1.3%)
    Swedish Government, 13% due 6/15/01 .....................   SEK         2,100,000        397,348         1.3
  United Kingdom (3.5%)
    United Kingdom Treasury:
      7.5% due 12/7/06 ......................................   GBP           350,000        598,754         1.9
      7% due 11/6/01{./} ....................................   GBP           300,000        508,241         1.6
  United States (9.8%)
    United States Treasury:
      6.875% due 3/31/00{./} ................................   USD         2,500,000      2,557,418         8.1
      6.875% due 8/15/25 ....................................   USD           525,000        535,018         1.7
  Uruguay (0.7%)
    Banco Central del Uruguay, Par Bond Series B, 6.75% due
     2/19/21+/+ .............................................   USD           250,000        207,500         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F3

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (3.3%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.5% due 12/18/07+ ..............   USD           500,000   $    441,250         1.4
      Par Bond Series A, 6.75% due 3/31/20+/+ ...............   USD           500,000        382,500         1.2
      Front Loaded Interest Reduction Bond Series B, 6.4375%
       due 3/31/07+ .........................................   USD           250,000        223,125         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $21,469,723) ...............................................                             22,892,299
                                                                                        ------------
Corporate Bonds (9.1%)
  Argentina (0.5%)
    Industrias Metallurgicas Pescarmona S.A. (IMPSA), 11.75%
     due 3/27/98 - 144A{.} ..................................   USD           100,000        103,000         0.3
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} ................................................   USD            72,000         73,260         0.2
  Brazil (0.2%)
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} ............   USD            61,000         62,373         0.2
  China (0.4%)
    AES China Generating Co., Ltd., 10.125% due 12/15/06 ....   USD           110,000        113,850         0.4
  Indonesia (1.8%)
    PT Polysindo International Finance, 13% due 6/15/01:
      EURO ..................................................   USD           113,000        126,843         0.4
      DTC ...................................................   USD            20,000         22,450         0.1
    PT Tjiwi Kimia, 13.25% due 8/1/01 .......................   USD           130,000        147,550         0.5
    Tri Polyta Finance BV, 11.375% due 12/1/03 ..............   USD           115,000        120,463         0.4
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} ................................................   USD            96,000        102,120         0.3
    Rapp International Finance, 13.25% due 12/15/05 .........   USD            30,000         33,225         0.1
  Jamaica (0.3%)
    Mechala Group Jamaica Ltd., 12.75% due 12/30/99 -
     144A{.} ................................................   USD            95,000         95,119         0.3
  Luxembourg (0.2%)
    Millicom International Cellular, effective yield 13.5%,
     due 6/1/06 - 144A{.} ...................................   USD           100,000         62,500         0.2
  Mexico (0.8%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ......   USD           141,000        153,514         0.5
    Cemex, S.A. de C.V. "B", 12.75% due 7/15/06 - 144A{.} ...   USD            85,000         95,413         0.3
  Philippines (0.1%)
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02 -
     144A{.} ................................................   USD            34,000         32,810         0.1
  Poland (0.2%)
    Poland Communications, Inc., 9.875% due 11/01/03 -
     144A{.} ................................................   USD            60,000         60,000         0.2
  Qatar (3.4%)
    Ras Laffan Liquefied Natural Gas, 8.294% due 3/15/14 ....   USD         1,047,000      1,070,024         3.4
  Turkey (0.3%)
    Sultan Ltd., 8.33984% due 6/11/99+ ......................   USD           100,000         96,250         0.3
  United States (0.9%)
    Chase Manhattan Corp., 6.25% due 1/15/06 ................   USD           152,000        144,102         0.5

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (Continued)
    General Motors Acceptance Corp., 6.625% due 10/15/05 ....   USD           143,000   $    139,173         0.4
                                                                                        ------------
Total Corporate Bonds (cost $2,772,053) .....................                              2,854,039
                                                                                        ------------
Sovereign Debt (6.9%)
  Morocco (2.4%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.375% due
     1/1/09+ ................................................   USD           910,000        750,750         2.4
  Russia (4.5%)
    Bank for Foreign Economic Affairs (Vnesheconombank) Loan
     Agreement - Assignment ** {./} -/- .....................   USD         1,621,000      1,290,721         4.1
    Bank for Foreign Economic Affairs (Vnesheconombank) Loan
     Agreement - Assignment ** -/- ..........................   DEM           234,000        128,563         0.4
                                                                                        ------------
Total Sovereign Debt (cost $1,599,773) ......................                              2,170,034
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $25,841,549) ...........                             27,916,372        88.0
                                                                                        ------------       -----

                                                                          UNDERLYING       VALUE         % OF NET
OPTIONS                                                        CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Brazil C Bond, due 4/15/14, Call Options, strike price
   $74.1875, expire 3/3/97-/- ...............................   USD         3,588,019         55,708         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Venezuela Debt Conversion Bond, due 12/18/07, Call Options,
   strike price $87.188, expire 3/5/97-/- ...................   USD           750,000         14,817          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $100,826) ...............................                                 70,525         0.2
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Treasury Bills (1.5%)
  Mexico (1.5%)
    Mexican Cetes: ..........................................   MXN                --             --         1.5
      Current yield 22.53% due 1/16/97 ......................   --          1,944,010        244,811          --
      Current yield 23.64% due 1/23/97 ......................   --          1,425,840        178,662          --
      Current yield 24.21% due 1/30/97 ......................   --            387,750         48,345          --
      Current yield 24.96% due 2/20/97 ......................   --            101,500         12,470          --
      Current yield 24.56% due 2/6/97 .......................   --             42,290          5,247          --
                                                                                        ------------
Total Treasury Bills (cost $480,509) ........................                                489,535
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Structured Notes (1.4%)
  Russia (1.4%)
    Russian Federation GKO (Treasury Bills) linked notes with
     cancellable currency forwards attached: ................   USD                --             --         1.4
      Due 7/2/97 ............................................   --            258,048   $    218,172          --
      Due 7/30/97 ...........................................   --            253,691        209,559          --
      (Notes issued by Credit Suisse First Boston (Cayman)
       Ltd. These notes are linked to the local price in
       Russian rubles of 1,427 and 1,402 Titles of Russian
       treasury bills maturing 7/2/97 and 7/30/97,
       respectively. These 7/2/97 and 7/30/97 notes include
       options to sell the Russian ruble proceeds at maturity
       for US dollars at the contracted forward rates of
       6,333.41 and 6,399.46, respectively.)
                                                                                        ------------
Total Structured Notes (cost $425,457) ......................                                427,731
                                                                                        ------------
Commercial Paper - Indexed (0.6%)
  Philippines (0.6%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $194,500) ...................   USD           194,500        190,279         0.6
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $1,100,466) ..............                              1,107,545         3.5
                                                                                        ------------       -----


                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996 with State Street Bank & Trust Co., due January 2, 1997, for an effective yield of 6.25%
   collateralized by $2,950,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $3,012,381,
   including accrued interest). (cost $2,951,512) ...........                              2,951,512         9.3
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $29,994,353)  * .....................                             32,045,954       101.0
Other Assets and Liabilities ................................                               (328,033)       (1.0)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 31,717,921       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts held by the Fund. See Note 1 to the Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $30,113,639 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   2,061,810
                 Unrealized depreciation:              (129,495)
                                                  -------------
                 Net unrealized appreciation:     $   1,932,315
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
British Pounds..........................       871,344         0.61514  02/05/97   $    42,259
Canadian Dollars........................       304,246         1.34183  02/28/97        (5,034)
Deutsche Marks..........................       538,419         1.53950  02/05/97         1,826
Spanish Pesetas.........................       340,043       130.53000  03/19/97         1,424
Swedish Kronor..........................       279,000         6.81090  01/21/97            36
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $2,292,541)..........................     2,333,052                                  40,511
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 7.36%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................       381,141         1.26264  02/12/97          (986)
British Pounds..........................       555,268         0.60853  02/05/97       (21,195)
Canadian Dollars........................       799,105         1.33598  02/28/97        16,779
Deutsche Marks..........................     1,042,835         1.54337  02/05/97        (6,143)
Deutsche Marks..........................       397,781         1.48850  02/13/97        12,028
Deutsche Marks..........................     1,143,046         1.54773  03/11/97       (12,358)
Italian Liras...........................       824,705      1546.70000  01/21/97       (16,532)
Japanese Yen............................       364,090       111.93000  02/28/97         9,358
Japanese Yen............................       391,962       111.70000  02/28/97        10,903
New Zealand Dollars.....................       169,244         1.43771  03/10/97        (2,312)
New Zealand Dollars.....................       172,770         1.42005  03/10/97          (241)
Swedish Kronor..........................       543,317         6.61090  01/21/97        16,365
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $6,790,930)...................     6,785,264                                   5,666
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 21.39%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $    46,177
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (82.3%)
  Australia (4.6%)
    Commonwealth of Australia, 9.5% due 8/15/03 .............   AUD           540,000   $    478,780         4.6
  Canada (8.0%)
    Canadian Government:
      7% due 12/01/06 .......................................   CAD           600,000        456,924         4.4
      8.75% due 12/1/05 .....................................   CAD           445,000        377,918         3.6
  Colombia (1.2%)
    Republic of Colombia, 7.25% due 2/23/04 .................   USD           125,000        120,873         1.2
  Denmark (1.9%)
    Kingdom of Denmark, 7% due 12/15/04 .....................   DKK         1,100,000        194,927         1.9
  Germany (19.7%)
    Deutschland Republic, 6% due 1/5/06 .....................   DEM         3,100,000      2,043,964        19.7
  Italy (12.1%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      8.25% due 7/1/01 ......................................   ITL       600,000,000        422,178         4.1
      8.75% due 7/1/06 ......................................   ITL       440,000,000        317,366         3.1
      10.5% due 11/1/00{z} ..................................   ITL       410,000,000        304,861         2.9
      9.5% due 2/1/01 .......................................   ITL       290,000,000        210,504         2.0
  Mexico (0.4%)
    United Mexican States:
      7.5625% due 8/6/01 - 144A+ {.} ........................   USD            25,000         25,059         0.2
      7.5625% due 8/6/01 - Reg S+ {c} .......................   USD            25,000         25,059         0.2
  Netherlands (3.1%)
    Netherlands Government, 7.5% due 1/15/23 ................   NLG           500,000        326,970         3.1
  Poland (1.2%)
    Republic of Poland, Past Due Interest, 4.0% due 10/27/14
     - Registered++ .........................................   USD           145,000        122,525         1.2
  South Africa (2.8%)
    Republic of South Africa, 9.625% due 12/15/99 ...........   USD           270,000        288,225         2.8
  Spain (4.3%)
    Kingdom of Spain, 10.1% due 2/28/01 .....................   ESP        50,000,000        443,473         4.3
  Sweden (2.5%)
    Swedish Government, 13% due 6/15/01 .....................   SEK         1,400,000        264,899         2.5
  United Kingdom (6.8%)
    United Kingdom Treasury:
      7.5% due 12/7/06 ......................................   GBP           285,000        487,556         4.7
      7% due 11/6/01 ........................................   GBP           130,000        220,237         2.1

    The accompanying notes are an integral part of the financial statements.

                                       F8

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  United States (13.7%)
    United States Treasury:
      6.25% due 10/31/01 ....................................   USD           650,000   $    650,686         6.3
      7.875% due 11/15/04 ...................................   USD           500,000        545,859         5.2
      6.875% due 8/15/25 ....................................   USD           220,000        224,198         2.2
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $8,361,550) ................................................                              8,553,041
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,361,550) ............                              8,553,041        82.3
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Treasury Bills (11.1%)
  Mexico (4.0%)
    Mexican Cetes: ..........................................   MXN                --             --         4.0
      Current yield 24.56% due 2/6/97 .......................   --            118,000        146,398          --
      Current yield 24.56% due 2/27/97 ......................   --             90,452        110,150          --
      Current yield 24.96% due 2/20/97 ......................   --             80,000         98,284          --
      Current yield 24.21% due 1/30/97 ......................   --             49,000         61,094          --
  Philippines (3.8%)
    Philippine Treasury Bill, 17.21% due 2/19/97 ............   PHP        10,600,000        397,587         3.8
  New Zealand (3.3%)
    New Zealand Government: .................................   NZD                --             --         3.3
      Current yield 8.44% due 1/17/97 .......................   --            380,000        267,524          --
      Current yield 8.51% due 1/15/97 .......................   --            100,000         70,431          --
                                                                                        ------------
Total Treasury Bills (cost $1,140,015) ......................                              1,151,468
                                                                                        ------------
Commercial Paper - Discounted (0.9%)
  Indonesia (0.9%)
    PT Bank Dagang Negara, 16.02% due 9/12/97 (cost
     $93,051) ...............................................   IDR       250,000,000         96,331         0.9
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $1,233,066) ..............                              1,247,799        12.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F9

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $55,000 U.S. Treasury Bonds, 6.125% due
   3/31/98 (market value of collateral is $56,162, including
   accrued interest). (cost $52,009) ........................                           $     52,009         0.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $9,646,625)  * ......................                              9,852,849        94.8
Other Assets and Liabilities ................................                                544,520         5.2
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 10,397,369       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {z} Security is segregated as collateral for written futures. See Note 1 of Notes to Financial Statements.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          * For Federal income tax purposes, cost is $9,669,379 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     224,007
                 Unrealized depreciation:               (40,537)
                                                  -------------
                 Net unrealized appreciation:     $     183,470
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................        27,792         1.22474  02/12/97   $      (786)
British Pounds..........................       205,022         0.61177  02/05/97         8,870
British Pounds..........................       273,363         0.60942  02/05/97        10,819
Canadian Dollars........................       439,874         1.34850  02/28/97        (5,065)
Danish Kroner...........................       196,281         5.78160  01/17/97        (3,570)
Danish Kroner...........................       101,924         5.81700  01/17/97        (1,222)
Danish Kroner...........................         5,096         5.95770  01/17/97            60
Italian Liras...........................       109,389      1545.30003  01/21/97         2,096
Italian Liras...........................       208,591      1531.30998  01/21/97         2,127
New Zealand Dollars.....................       497,708         1.41990  01/31/97         1,194
New Zealand Dollars.....................       163,603         1.42046  03/10/97           275
Swedish Kronor..........................        95,448         6.62000  01/21/97        (2,739)
Swedish Kronor..........................        91,042         6.62350  01/21/97        (2,564)
Swiss Francs............................        97,160         1.26257  01/03/97        (5,805)
Swiss Francs............................       284,006         1.35070  01/03/97         2,670
Swiss Francs............................        45,530         1.26015  02/07/97        (2,619)
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $2,838,088)..........................     2,841,829                                   3,741
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 27.33%.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------
           FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING (CONTINUED)
                               DECEMBER 31, 1996

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Australian Dollars......................       317,618         1.28041  02/12/97   $    (5,218)
British Pounds..........................        58,602         0.59666  02/05/97        (1,115)
British Pounds..........................        57,235         0.59693  02/05/97        (1,114)
Canadian Dollars........................       106,303         1.35975  02/28/97           334
Canadian Dollars........................        98,239         1.35880  02/28/97           377
Canadian Dollars........................       109,969         1.35015  02/28/97         1,130
Canadian Dollars........................       645,149         1.33598  02/28/97        13,546
Danish Kroner...........................       122,309         5.87270  01/17/97           292
Danish Kroner...........................       378,045         5.81074  01/17/97         4,946
Deutsche Marks..........................       261,268         1.54773  03/11/97        (2,825)
Deutsche Marks..........................       130,634         1.54580  03/11/97        (1,251)
Italian Liras...........................       488,753      1546.70002  01/21/97        (9,798)
Italian Liras...........................       208,591      1528.00004  01/21/97        (1,680)
Italian Liras...........................        82,470      1524.92006  01/21/97          (498)
New Zealand Dollars.....................       497,708         1.42847  01/31/97        (4,173)
New Zealand Dollars.....................       502,092         1.43031  03/10/97        (4,297)
Swedish Kronor..........................       146,842         6.59927  01/21/97         4,690
Swedish Kronor..........................       308,369         6.61090  01/21/97         9,288
Swiss Francs............................        97,160         1.24171  01/03/97         7,534
Swiss Francs............................       142,003         1.24608  01/03/97        10,475
Swiss Francs............................       142,003         1.24205  01/03/97        10,970
Swiss Francs............................       105,055         1.34529  02/07/97          (988)
Swiss Francs............................       105,055         1.34162  02/07/97          (704)
Swiss Francs............................       105,055         1.34015  02/07/97          (589)
Swiss Francs............................        93,799         1.33072  02/07/97           135
Swiss Francs............................       102,978         1,32687  02/07/97           447
Swiss Francs............................       444,609         1.26520  02/07/97        23,696
Swiss Francs............................       294,316         1.33865  04/03/97        (2,978)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $6,202,861)...................     6,152,229                                  50,632
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 59.17%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $    54,373
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY      VALUE
----------------------------------------  ----------   ---------   --------   -----------
Italian 10-Year Bond Future (face
 $168,714)..............................   03/20/97         1        ITL      $   170,164

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (87.7%)
  Canada (2.8%)
    Canadian Government, 8.75% due 12/1/05 ..................   CAD           180,000   $    152,866         2.8
  Supranational (10.0%)
    International Bank of Reconstruction & Development, 5.25%
     due 9/16/03 ............................................   USD           350,000        335,189         6.1
    Asian Development Bank, 8% due 4/30/01 ..................   USD           200,000        211,813         3.9
  United States (74.9%)
    United States Treasury:
      5.5% due 12/31/00{z} ..................................   USD         1,400,000      1,368,117        25.0
      7.625% due 2/15/25{z} .................................   USD           550,000        610,747        11.1
      5.25% due 1/31/01 .....................................   USD           550,000        533,070         9.7
    Tennessee Valley Authority Series A, 6.375% due
     6/15/05 ................................................   USD           600,000        590,263        10.8
    Sallie Mae, 7.5% due 3/8/00 .............................   USD           350,000        363,356         6.6
    Federal Home Loan Mortgage Corp., 7.125% due 7/21/99 ....   USD           350,000        358,586         6.5
    Federal National Mortgage Association:
      7.85% due 9/10/98 .....................................   USD           100,000        103,047         1.9
      6.8% due 1/10/03 ......................................   USD            90,000         91,522         1.7
    Financial Assistance Corp., 9.375% due 7/21/03 ..........   USD            75,000         86,471         1.6
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $4,798,301) ................................................                              4,805,047
                                                                                        ------------
Corporate Bonds (8.7%)
  United States (8.7%)
    General Motors Acceptance Corp., 6.625% due 10/15/05 ....   USD           250,000        243,309         4.4
    Chase Manhattan Corp., 6.25% due 1/15/06 ................   USD           250,000        237,010         4.3
                                                                                        ------------
Total Corporate Bonds (cost $491,362) .......................                                480,319
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $5,289,663) ............                              5,285,366        96.4
                                                                                        ------------       -----


                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Company, due January 2, 1997, for an effective yield of
   6.25%, collateralized by $30,000 U.S. Treasury Note,
   6.125% due 3/31/98 (market value of collateral is $30,634,
   including accrued interest). (cost $27,005) ..............                                 27,005         0.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $5,316,668)  * ......................                              5,312,371        96.9
Other Assets and Liabilities ................................                                170,555         3.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  5,482,926       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {z} Security is completely or partially segregated as collateral for written futures. See Note 1 to the Financial Statements.
          * For Federal income tax purposes, cost is $5,328,811 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $      65,059
                 Unrealized depreciation:               (81,499)
                                                  -------------
                 Net unrealized depreciation:     $     (16,440)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                 GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Canadian Dollars........................       129,030         1.33700  02/28/97   $     2,608
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 2.35%.
  Total Open Forward Foreign Currency
   Contracts, Net (Receivable amount
   $131,638)............................                                           $     2,608
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY      VALUE
----------------------------------------  ----------   ---------   --------   -----------
U.S. 10-Year Treasury Note Futures (face
 $875,500)..............................   03/03/97         8        USD      $   873,000

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (25.2%)
  Cemex, S.A. de C.V. "CPO" .................................   MEX           215,000   $    770,688         3.4
    CEMENT
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX            38,000        751,112         3.3
    PAPER/PACKAGING
  La Cementos Nacional, C.A. 144A - GDR{.} {\/} .............   ECDR            3,040        687,040         3.0
    CEMENT
  Grupo Mexico S.A. "B"-/- ..................................   MEX           218,000        678,912         3.0
    METALS - NON-FERROUS
  Siderurgica Venezolana Sivensa (Sivensa) - ADR{\/} ........   VENZ          136,200        490,320         2.1
    METALS - STEEL
  Cia de Minas Buenaventura: ................................   PERU               --             --         2.1
    GOLD
    "A" .....................................................   --             53,464        389,500          --
    "B" .....................................................   --             10,200         84,283          --
  Apasco S.A. ...............................................   MEX            68,000        466,760         2.0
    CEMENT
  Industrias Penoles S.A. "CP" ..............................   MEX           107,000        379,471         1.7
    METALS - NON-FERROUS
  Caemi Mineracao e Metalurgia S.A. Preferred-/- {z} ........   BRZL        6,790,000        333,193         1.5
    METALS - STEEL
  Angel Estrada y Cia S.A.-/- ...............................   ARG            93,000        255,801         1.1
    PAPER/PACKAGING
  Companhia de Acos Especiais Itabira - Acesita-/- ..........   BRZL       81,000,000        166,850         0.7
    METALS - STEEL
  Venezolana de Cementos, S.A.C.A. "A" ......................   VENZ           54,310        148,400         0.6
    CEMENT
  Companhia de Acos Especiais Itabira - Acesita Preferred-/-
   {z} ......................................................   BRZL       34,300,000         80,888         0.4
    METALS - STEEL
  Siderurgica Venezolana Sivensa, Saica S.A.C.A. "B" - 144A
   ADR{.} ...................................................   VENZ           19,545         63,676         0.3
    METALS - STEEL
                                                                                        ------------
                                                                                           5,746,894
                                                                                        ------------
Energy (22.9%)
  Centrais Electricas Brasileiras S.A. (Electrobras)-/- .....   BRZL        2,660,000        952,469         4.2
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. .....................   US             26,800        723,600         3.2
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ...........................   VENZ          702,678        713,371         3.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Sao Paulo (CESP) Preferred-/- .....   BRZL       16,200,000        631,689         2.8
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL           17,000        561,000         2.4
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG            18,800        474,700         2.1
    OIL
  Transportadora de Gas del Sur S.A. (TGS) - ADR{\/} ........   ARG            38,200        467,950         2.0
    GAS
  Light - Participacoes S.A.-/- .............................   BRZL        1,910,000        463,298         2.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F14

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Edelnor S.A. "A" ..........................................   PERU          241,588   $    240,847         1.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           5,228,924
                                                                                        ------------
Finance (16.5%)
  Grupo Financiero Banorte "B"-/- ...........................   MEX           796,500        789,717         3.4
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred{z} .................   BRZL       21,200,000        691,770         3.0
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"-/- .....   MEX           295,000        623,224         2.7
    BANKS-MONEY CENTER
  First Financial Caribbean Corp. ...........................   US             17,600        488,400         2.1
    SAVINGS&LOANS
  Banco BHIF - ADR-/- {\/} ..................................   CHLE           27,800        455,225         2.0
    BANKS-MONEY CENTER
  Suramericana de Seguros S.A. ..............................   COL            24,200        442,580         1.9
    INSURANCE - MULTI-LINE
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE           16,500        309,375         1.4
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                           3,800,291
                                                                                        ------------
Services (15.9%)
  Lojas Americanas S.A. Preferred-/- {z} ....................   BRZL       59,100,000        779,353         3.4
    RETAILERS-OTHER
  Telecommunicacoes Brasileiras S.A. (Telebras)-/- ..........   BRZL        9,600,000        688,420         3.0
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V. "C"-/- ................................   MEX           420,000        512,521         2.2
    RETAILERS-OTHER
  Gran Cadena de Almacenes Colombianos S.A. .................   COL           545,123        456,752         2.0
    RETAILERS-OTHER
  Ceteco Holding N.V. .......................................   NETH            7,830        451,382         2.0
    RETAILERS-OTHER
  Telecomunicacoes de Sao Paulo S.A. (TELESP)
   Preferred{z} .............................................   BRZL        2,050,000        443,978         1.9
    TELECOM - OTHER
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR-/- {\/} ..............................................   VENZ           10,900        306,563         1.3
    TELEPHONE NETWORKS
  Grupo Situr, S.A. de C.V. "B"-/- ..........................   MEX           416,000         22,738         0.1
    LEISURE & TOURISM
                                                                                        ------------
                                                                                           3,661,707
                                                                                        ------------
Consumer Non-Durables (9.2%)
  Bavaria ...................................................   COL           193,527        788,650         3.4
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX           541,000        686,307         3.0
    FOOD
  Grupo Industrial Bimbo, S.A. de C.V. "A" ..................   MEX            93,000        531,969         2.3
    FOOD
  Industrias J B Duarte S.A. Preferred ......................   BRZL      215,600,000         51,882         0.2
    FOOD

    The accompanying notes are an integral part of the financial statements.

                                      F15

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Inversiones Aledo .........................................   VENZ          472,885   $     44,728         0.2
    FOOD
  Ekco S.A. "CP"-/- .........................................   MEX           446,000         31,181         0.1
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                           2,134,717
                                                                                        ------------
Multi-Industry/Miscellaneous (0.3%)
  Grupo Sidek, S.A. de C.V. - ADR-/- {\/} ...................   MEX            97,300         60,813         0.3
    CONGLOMERATE
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $20,093,695) .................                             20,633,346        90.0
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
SHORT-TERM INVESTMENTS                                         CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (4.7%)
  Mexico (4.7%)
    Mexican Cetes, current yield 25.60%, due 9/4/97 (cost
     $1,103,839) ............................................   MXN        10,000,000      1,081,848         4.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $21,197,534)  * .....................                             21,715,194        94.7
Other Assets and Liabilities ................................                              1,212,459         5.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 22,927,653       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $21,198,596 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,570,450
                 Unrealized depreciation:            (3,053,852)
                                                  -------------
                 Net unrealized appreciation:     $     516,598
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F16

                     GT GLOBAL VARIABLE LATIN AMERICA FUND

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    5.2                   5.2
Brazil (BRZL/BRL) ....................   25.5                  25.5
Chile (CHLE/CLP) .....................    3.4                   3.4
Colombia (COL/COP) ...................    7.3                   7.3
Ecuador (ECDR/ECS) ...................    3.0                   3.0
Mexico (MEX/MXN) .....................   27.5        4.7       32.2
Netherlands (NETH/NLG) ...............    2.0                   2.0
Peru (PERU/PES) ......................    3.2                   3.2
United States & Other (US/USD) .......    5.3        5.3       10.6
Venezuela (VENZ/VEB) .................    7.6                   7.6
                                        ------     -----      -----
Total  ...............................   90.0       10.0      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $22,927,653.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SHORT FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY      VALUE
----------------------------------------  ----------   ---------   --------   -----------
Brazilian Real Currency Futures, strike
 rate 1.0510 (face $2,378,750)..........   01/31/97        25        USD      $ 2,385,500

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (23.0%)
  Schweizerischer Bankverein (Swiss Bank Corp.) .............   SWTZ            3,910   $    743,718         2.0
    BANKS-MONEY CENTER
  Royal & Sun Alliance Insurance Group PLC ..................   UK             95,000        725,514         2.0
    INSURANCE - MULTI-LINE
  CS Holding AG - Registered ................................   SWTZ            6,095        626,355         1.7
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer ........................   SWTZ              642        562,830         1.5
    BANKS-MONEY CENTER
  Fortis Amev N.V. ..........................................   NETH           14,800        518,772         1.4
    OTHER FINANCIAL
  AEGON N.V. ................................................   NETH            7,562        482,373         1.3
    INSURANCE-LIFE
  ING Groep N.V. ............................................   NETH           12,787        460,806         1.3
    OTHER FINANCIAL
  ABN AMRO Holding N.V. .....................................   NETH            6,948        452,465         1.2
    BANKS-REGIONAL
  First Tennessee National Corp. ............................   US             10,800        405,000         1.1
    BANKS-REGIONAL
  Commonwealth Bank of Australia ............................   AUSL           38,250        365,877         1.0
    BANKS-SUPER REGIONAL
  Deutsche Bank AG ..........................................   GER             6,750        315,556         0.9
    BANKS-MONEY CENTER
  American General Corp. ....................................   US              7,400        302,475         0.8
    INSURANCE-LIFE
  Generale de Banque S.A.: ..................................   BEL                --             --         0.8
    BANKS-MONEY CENTER
    Common ..................................................   --                829        297,285          --
    Strip VVPR ..............................................   --                 75             43          --
  National Westminster Bank PLC .............................   UK             22,700        266,647         0.7
    BANKS-MONEY CENTER
  IKB Deutsche Industriebank AG .............................   GER             1,382        251,150         0.7
    BANKS-REGIONAL
  General Accident PLC ......................................   UK             16,970        222,005         0.6
    INSURANCE - PROPERTY-CASUALTY
  Mercury Asset Management Group PLC ........................   UK             10,211        217,421         0.6
    INVESTMENT MANAGEMENT
  LLoyds TSB Group PLC ......................................   UK             26,571        195,873         0.5
    BANKS-REGIONAL
  Commercial Union PLC ......................................   UK             13,382        156,620         0.4
    INSURANCE - MULTI-LINE
  Banco Popular Espanol S.A. ................................   SPN               710        139,527         0.4
    BANKS-MONEY CENTER
  Commerzbank AG ............................................   GER             5,400        137,282         0.4
    BANKS-MONEY CENTER
  Dresdner Bank AG ..........................................   GER             4,540        136,082         0.4
    BANKS-MONEY CENTER
  Banco de Santander S.A. ...................................   SPN             1,915        122,639         0.3
    BANKS-MONEY CENTER
  Kredietbank N.V. ..........................................   BEL               315        103,279         0.3
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                      F18

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  M & G Group PLC ...........................................   UK              5,000   $     94,606         0.3
    INVESTMENT MANAGEMENT
  Societe Generale Paris ....................................   FR                475         51,443         0.1
    BANKS-MONEY CENTER
  Compagnie Financiere de Paribas S.A. ......................   FR                524         35,496         0.1
    OTHER FINANCIAL
  Axa Group .................................................   FR                526         33,510         0.1
    INSURANCE - MULTI-LINE
  Gerrard & National Holdings PLC ...........................   UK              7,080         32,369         0.1
    SECURITIES BROKER
                                                                                        ------------
                                                                                           8,455,018
                                                                                        ------------
Energy (11.5%)
  Elektrowatt AG-/- .........................................   SWTZ            2,440        971,988         2.7
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. .................................   NETH            3,268        573,509         1.6
    OIL
  Electrabel S.A. ...........................................   BEL             1,880        445,107         1.2
    ELECTRICAL & GAS UTILITIES
  Exxon Corp. ...............................................   US              4,000        392,000         1.1
    OIL
  Reunies Electrobel & Tractebel S.A. .......................   BEL               763        355,401         1.0
    ELECTRICAL & GAS UTILITIES
  Mobil Corp. ...............................................   US              2,900        354,525         1.0
    OIL
  RWE AG ....................................................   GER             8,170        346,349         0.9
    ELECTRICAL & GAS UTILITIES
  Pacific Gas and Electric Co. ..............................   US              9,550        200,550         0.5
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine .............................................   FR              1,920        175,061         0.5
    OIL
  Groupe Bruxelles Lambert S.A. .............................   BEL             1,050        135,222         0.4
    OIL
  Shell Transport & Trading Co., PLC ........................   UK              6,530        112,821         0.3
    OIL
  Union Electrica Fenosa S.A. ...............................   SPN             5,000         53,753         0.1
    ELECTRICAL & GAS UTILITIES
  British Gas PLC ...........................................   UK             11,000         42,380         0.1
    GAS PRODUCTION & DISTRIBUTION
  Iberdrola S.A. ............................................   SPN             2,000         28,360         0.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                           4,187,026
                                                                                        ------------
Services (8.3%)
  Telecom Corporation of New Zealand Ltd. ...................   NZ            133,160        679,349         1.9
    TELEPHONE NETWORKS
  Woolworths Ltd. ...........................................   AUSL          280,000        674,029         1.8
    RETAILERS-OTHER
  Mannesmann AG .............................................   GER               770        333,934         0.9
    WIRELESS COMMUNICATIONS

    The accompanying notes are an integral part of the financial statements.

                                      F19

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  McGraw-Hill, Inc. .........................................   US              6,980   $    321,953         0.9
    BROADCASTING & PUBLISHING
  United News & Media PLC ...................................   UK             21,918        261,590         0.7
    BROADCASTING & PUBLISHING
  Royal PTT Nederland N.V. ..................................   NETH            5,915        225,839         0.6
    TELEPHONE NETWORKS
  Cognizant Corp. ...........................................   US              4,800        158,400         0.4
    CONSUMER SERVICES
  EMI Group PLC .............................................   UK              6,300        149,409         0.4
    LEISURE & TOURISM
  Granada Group PLC, Convertible Preferred, 7.5% till
   4/30/03 ..................................................   UK             23,482        114,193         0.3
    LEISURE & TOURISM
  Dun & Bradstreet Corp. ....................................   US              4,800        114,000         0.3
    BROADCASTING & PUBLISHING
  AC Nielsen Corp.-/- .......................................   US              1,600         24,200         0.1
    CONSUMER SERVICES
                                                                                        ------------
                                                                                           3,056,896
                                                                                        ------------
Materials/Basic Industry (7.4%)
  BASF AG ...................................................   GER            15,500        597,425         1.6
    CHEMICALS
  Solvay S.A. "A" ...........................................   BEL               751        459,905         1.3
    CHEMICALS
  Western Mining Corporation Holdings Ltd. ..................   AUSL           72,600        457,391         1.3
    METALS - NON-FERROUS
  CSR Ltd. ..................................................   AUSL          121,450        424,549         1.2
    BUILDING MATERIALS & COMPONENTS
  Akzo Nobel N.V. ...........................................   NETH            3,069        419,632         1.2
    CHEMICALS
  Monsanto Co. ..............................................   US              7,500        291,563         0.8
    CHEMICALS
                                                                                        ------------
                                                                                           2,650,465
                                                                                        ------------
Consumer Non-Durables (6.3%)
  EMAIL Ltd. ................................................   AUSL          164,800        532,880         1.5
    HOUSEHOLD PRODUCTS
  Avon Products, Inc. .......................................   US              8,000        457,000         1.3
    PERSONAL CARE/COSMETICS
  Philip Morris Cos., Inc. ..................................   US              3,700        416,713         1.1
    FOOD
  Universal Corp. ...........................................   US             12,200        391,925         1.1
    TOBACCO
  Brown-Forman Corp. "B" ....................................   US              6,200        283,650         0.8
    BEVERAGES - ALCOHOLIC
  Bass PLC ..................................................   UK              6,600         92,784         0.3
    BEVERAGES - ALCOHOLIC
  Associated British Foods Group PLC ........................   UK              8,400         69,688         0.2
    FOOD
                                                                                        ------------
                                                                                           2,244,640
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F20

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (3.8%)
  Bristol Myers Squibb Co. ..................................   US              6,000   $    652,500         1.8
    PHARMACEUTICALS
  Bayer AG ..................................................   GER            12,500        510,403         1.4
    PHARMACEUTICALS
  Siemens AG - New-/- .......................................   GER             4,270        201,284         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
                                                                                        ------------
                                                                                           1,364,187
                                                                                        ------------
Capital Goods (2.7%)
  General Electric PLC-/- ...................................   UK             51,900        340,372         0.9
    AEROSPACE/DEFENSE
  Lockheed Martin Corp. .....................................   US              2,726        249,429         0.7
    AEROSPACE/DEFENSE
  Rolls-Royce PLC ...........................................   UK             42,548        187,605         0.5
    AEROSPACE/DEFENSE
  Thomson CSF S.A. ..........................................   FR              3,275        106,406         0.3
    AEROSPACE/DEFENSE
  BICC PLC ..................................................   UK             20,327         97,110         0.3
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                             980,922
                                                                                        ------------
Consumer Durables (1.3%)
  GKN PLC ...................................................   UK             28,600        490,216         1.3
                                                                                        ------------
    AUTO PARTS
Multi-Industry/Miscellaneous (0.9%)
  VEBA AG ...................................................   GER             5,400        312,484         0.9
                                                                                        ------------
    CONGLOMERATE
Technology (0.3%)
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR              1,290        103,798         0.3
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $17,804,251) .................                             23,845,652        65.5
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (25.6%)
  Australia (2.6%)
    Australian Government:
      8.75% due 8/15/08 .....................................   AUD           774,000        672,999         1.9
      7% due 4/15/00 ........................................   AUD           324,000        259,764         0.7
  Canada (0.6%)
    Canadian Government, 8.75% due 12/1/05 ..................   CAD           250,000        212,314         0.6
  Denmark (0.9%)
    Kingdom of Denmark, 7% due 11/15/07 .....................   DKK         1,921,000        331,982         0.9
  Germany (3.9%)
    Deutschland Republic, 6.75% due 4/22/03 .................   DEM         1,500,000      1,050,098         2.9
    Treuhandanstalt, 6.375% due 7/1/99 ......................   DEM           500,000        344,896         1.0

    The accompanying notes are an integral part of the financial statements.

                                      F21

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Italy (3.1%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 4/15/98 .....................................   ITL       865,000,000   $    597,792         1.6
      10.5% due 9/1/05 ......................................   ITL       710,000,000        560,502         1.5
  Spain (1.2%)
    Kingdom of Spain, 10.3% due 6/15/02 .....................   ESP        47,430,000        433,946         1.2
  Sweden (1.4%)
    Swedish Government, 6% due 2/9/05 .......................   SEK         3,700,000        526,379         1.4
  United Kingdom (5.4%)
    United Kingdom Treasury:
      7% due 6/7/02 .........................................   GBP           821,000      1,388,329         3.8
      7.75% due 9/8/06 ......................................   GBP           325,000        565,029         1.6
  United States (6.5%)
    United States Treasury:
      7.25% due 5/15/04 .....................................   USD         1,060,000      1,115,754         3.1
      6.25% due 8/15/23 .....................................   USD           400,000        374,969         1.0
      6.5% due 8/15/05 ......................................   USD           360,000        362,496         1.0
      7.5% due 2/15/05 ......................................   USD           250,000        267,417         0.7
      6% due 2/15/26 ........................................   USD           270,000        245,589         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $8,704,356) ................................................                              9,310,255
                                                                                        ------------
Corporate Bonds (4.5%)
  Germany (1.6%)
    Siemens Capital Corp., 8% due 6/24/02+/+ ................   USD           180,000        230,130         0.6
    Commerzbank AG, Convertible Bond, 9.45% due 12/31/00+ ...   DEM           187,000        210,101         0.6
    Deutsche Bank AG, 9.00% due 12/31/02 ....................   DEM           175,000        136,313         0.4
    IKB Deutsche Industriebank, 6.45% due 3/31/06 ...........   DEM             1,500            975          --
  United Kingdom (2.9%)
    Daily Mail & General Trust, Convertible Bond, 5.75% due
     9/26/03 ................................................   GBP           167,000        448,955         1.2
    MBNA Chester Asset Receivable #3, effective yield 6.517%
     due 11/17/03+ ..........................................   GBP           200,000        342,466         0.9
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 ................................................   GBP           140,000        285,279         0.8
                                                                                        ------------
Total Corporate Bonds (cost $1,447,319) .....................                              1,654,219
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $10,151,675) ...........                             10,964,474        30.1
                                                                                        ------------       -----


                                                                                           VALUE         % OF NET
WARRANTS                                                       CURRENCY                   (NOTE 1)        ASSETS
-------------------------------------------------------------  --------                 ------------   -------------
  Societe Generale Banque put, strike 14,500, due 11/15/99
   Tractebel (cost $0)-/- ...................................   BEF                           11,065          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F22

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $1,155,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $1,179,391,
   including accrued interest).
   (cost $1,156,201)  .......................................                           $  1,156,201         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $29,112,127)  * .....................                             35,977,392        98.8
Other Assets and Liabilities ................................                                455,371         1.2
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 36,432,763       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $29,117,202 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   7,268,819
                 Unrealized depreciation:              (408,629)
                                                  -------------
                 Net unrealized appreciation:     $   6,860,190
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    6.8         2.6                       9.4
Belgium (BEL/BEF) ....................    5.0                                   5.0
Canada (CAN/CAD) .....................                0.6                       0.6
Denmark (DEN/DKK) ....................                0.9                       0.9
France (FR/FRF) ......................    1.4                                   1.4
Germany (GER/DEM) ....................    8.7         5.5                      14.2
Italy (ITLY/ITL) .....................                3.1                       3.1
Netherlands (NETH/NLG) ...............    8.6                                   8.6
New Zealand (NZ/NZD) .................    1.9                                   1.9
Spain (SPN/ESP) ......................    0.9         1.2                       2.1
Sweden (SWDN/SEK) ....................                1.4                       1.4
Switzerland (SWTZ/CHF) ...............    7.9                                   7.9
United Kingdom (UK/GBP) ..............   10.5         8.3                      18.8
United States & Other (US/USD) .......   13.8         6.5            4.4       24.7
                                        ------      -----            ---      -----
Total  ...............................   65.5        30.1            4.4      100.0
                                        ------      -----            ---      -----
                                        ------      -----            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $36,432,763.

    The accompanying notes are an integral part of the financial statements.

                                      F23

                    GT GLOBAL VARIABLE GROWTH & INCOME FUND

                               December 31, 1996

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     1,403,284         1.51860  02/28/97   $    12,494
French Francs...........................        38,697         5.09700  02/06/97           542
French Francs...........................       174,260         5.07000  02/19/97         3,255
Netherland Guilders.....................       598,703         1.67760  02/18/97        15,269
Swiss Francs............................       399,312         1.31000  03/19/97         5,268
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $2,651,084)...................     2,614,256                                  36,828
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 7.18%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $    36,828
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F24

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Wireless Communications (19.3%)
  WinStar Communications, Inc.-/- ...........................   US             80,000   $  1,680,000         2.7
  Paging Network, Inc.-/- ...................................   US            100,000      1,525,000         2.4
  Rural Cellular Corp. "A"-/- ...............................   US            150,000      1,443,750         2.3
  DDI Corp. .................................................   JPN               187      1,237,405         2.0
  Korea Mobile Telecommunications: ..........................   KOR                --             --         1.8
    ADR{\/} .................................................   --             63,860        822,198          --
    Common ..................................................   --                320        323,882          --
  Cellularvision USA, Inc.-/- ...............................   US            140,000        980,000         1.5
  Metro One Telecommunications-/- ...........................   US            117,000        921,375         1.5
  Centennial Cellular Corp. "A"-/- ..........................   US             71,500        866,938         1.4
  Telephone and Data Systems, Inc. ..........................   US             19,200        696,000         1.1
  Clearnet Communications, Inc. "A"-/- {\/} .................   CAN            63,000        693,000         1.1
  Advanced Radio Telecom Corp.-/- ...........................   US             47,500        534,375         0.8
  Netcom ASA-/- .............................................   NOR            35,000        331,414         0.5
  Telecel - Comunicacaoes Pessoais, S.A.-/- .................   PORT            1,650        105,387         0.2
                                                                                        ------------
                                                                                          12,160,724
                                                                                        ------------
Telecom Equipment (15.1%)
  Nokia AB Preferred - ADR{\/} ..............................   FIN            37,000      2,127,500         3.4
  U.S. Robotics Corp. .......................................   US             28,500      2,052,000         3.2
  Tadiran Telecommunications Ltd.{\/} .......................   ISRL           65,000      1,454,375         2.3
  Superior Telecom, Inc. ....................................   US             70,000      1,426,250         2.3
  Gilat Satellite Networks Ltd.-/- {\/} .....................   ISRL           50,000      1,231,250         1.9
  EIS International, Inc.-/- ................................   US             80,000        690,000         1.1
  Allen Group, Inc.-/- ......................................   US             25,000        556,250         0.9
                                                                                        ------------
                                                                                           9,537,625
                                                                                        ------------
Telephone Networks (13.5%)
  Telefonica de Espana - ADR{\/} ............................   SPN            27,000      1,869,750         3.0
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ....   BRZL           20,876      1,597,014         2.5
  SPT Telecom-/- ............................................   CZCH           11,000      1,370,245         2.2
  Hellenic Telecommunications - 144A{.} .....................   GREC           60,600      1,036,391         1.6
  Telefonica De Peru - ADR{\/} ..............................   PERU           47,200        890,900         1.4
  Portugal Telecom S.A. - ADR{\/} ...........................   PORT           22,000        621,500         1.0
  Compania Anonima Nacional Telefonos de Venezuela
   (CANTV) - ADR-/- {\/} ....................................   VENZ           10,400        292,500         0.5
  Hellenic Telecommunications Organization S.A. .............   GREC           14,400        246,271         0.4
  Matav (Hungarian Telecommunications Co., Ltd.)-/- .........   HGRY            1,000        216,584         0.3
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......   PAK             3,300        198,000         0.3
  Advanced Fibre Communications .............................   US              3,000        166,875         0.3
                                                                                        ------------
                                                                                           8,506,030
                                                                                        ------------
Telephone - Long Distance (10.6%)
  Call-Net Enterprises, Inc. "B"-/- .........................   CAN           179,000      2,189,782         3.5
  Tel-Save Holdings, Inc.-/- ................................   US             70,000      2,030,000         3.2
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           45,000      1,231,875         1.9
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL           20,000      1,020,000         1.6

    The accompanying notes are an integral part of the financial statements.

                                      F25

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Telephone - Long Distance (Continued)
  TeleBermuda International Ltd. ............................   BDA            33,200   $    265,600         0.4
                                                                                        ------------
                                                                                           6,737,257
                                                                                        ------------
Telecom Technology (6.1%)
  DSP Communications, Inc.-/- ...............................   US             89,800      1,739,875         2.7
  Vitesse Semiconductor Corp.-/- ............................   US             33,000      1,501,500         2.4
  Spectrian Corp.-/- ........................................   US             80,000        620,000         1.0
                                                                                        ------------
                                                                                           3,861,375
                                                                                        ------------
Semiconductors (5.4%)
  Analog Devices, Inc.-/- ...................................   US             55,000      1,863,125         2.9
  LSI Logic Corp. ...........................................   US             60,000      1,605,000         2.5
                                                                                        ------------
                                                                                           3,468,125
                                                                                        ------------
Cable Television (5.4%)
  General Cable PLC - ADR-/- ................................   UK             80,000      1,320,000         2.1
  Comcast UK Cable Partners Ltd. "A"{\/} ....................   UK             85,000      1,158,125         1.8
  United International Holdings, Inc. "A"-/- ................   US             55,000        673,750         1.1
  International CableTel, Inc.-/- ...........................   UK             10,000        252,500         0.4
                                                                                        ------------
                                                                                           3,404,375
                                                                                        ------------
Telephone - Regional/Local (4.9%)
  ICG Communications, Inc.-/- ...............................   US            120,000      2,115,000         3.3
  McLeod, Inc.-/- ...........................................   US             40,000      1,020,000         1.6
                                                                                        ------------
                                                                                           3,135,000
                                                                                        ------------
Networking (4.8%)
  Cisco Systems, Inc.-/- ....................................   US             20,000      1,272,500         2.0
  Performance Technologies, Inc.-/- .........................   US            100,000        965,625         1.5
  Cabletron Systems, Inc.-/- ................................   US             22,000        731,500         1.2
  Dimension Data Holdings Ltd.-/- ...........................   SAFR           17,500         51,460         0.1
                                                                                        ------------
                                                                                           3,021,085
                                                                                        ------------
Wholesale & International Trade (4.3%)
  CellStar Corp.-/- .........................................   US            150,000      2,700,000         4.3
                                                                                        ------------
Multi-Industry (3.1%)
  Mannesmann AG .............................................   GER             4,500      1,951,560         3.1
                                                                                        ------------
Telecom Technology (2.9%)
  Mitec Telecom, Inc.-/- ....................................   CAN           315,000      1,817,485         2.9
                                                                                        ------------
Consumer Electronics (1.3%)
  Three-Five Systems, Inc.-/- ...............................   US             61,800        795,675         1.3
  Unitech Industries, Inc.(.) -/- ...........................   US            100,000         18,750          --
                                                                                        ------------
                                                                                             814,425
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F26

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Building Materials & Components (1.0%)
  PT Bakrie and Brothers ....................................   INDO        1,600,000   $    660,737         1.0
                                                                                        ------------
Beverages - Alcoholic (0.0%)
  Bavaria ...................................................   COL             3,000         12,225          --
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $55,839,502) .................                             61,788,028        97.7
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank and Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $985,000 U.S. Treasury Notes, 6.125% due
   3/31/98 (market value of collateral is $1,021,049,
   including accrued interest). (cost $982,170) .............                                982,170         1.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $56,821,672)  * .....................                             62,770,198        99.2
Other Assets and Liabilities ................................                                487,631         0.8
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 63,257,829       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        (.) Restricted securities: At December 31, 1996, the Fund owned the following restricted security constituting 0.03% of net assets which may not be publicly sold without registration under the Securities Act of 1933.

                                                                                                       VALUE
                                                                                                        PER
                                                                                                       SHARE
                                                                                         ACQUISITION   (NOTE
             DESCRIPTION                                      ACQUISITION DATE   SHARES     COST         1)
             -----------------------------------------------  -----------------  ------  -----------   ------
             Unitech Industries, Inc........................      08/24/95       100,000 $ 1,200,000   $0.19

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $56,821,672 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  14,015,000
                 Unrealized depreciation:            (8,066,474)
                                                  -------------
                 Net unrealized appreciation:     $   5,948,526
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F27

                   GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Bermuda (BDA/BMD) ....................    0.4                      0.4
Brazil (BRZL/BRL) ....................    2.5                      2.5
Canada (CAN/CAD) .....................    7.5                      7.5
Czech Republic (CZCH/CSK) ............    2.2                      2.2
Finland (FIN/FIM) ....................    3.4                      3.4
Germany (GER/DEM) ....................    3.1                      3.1
Greece (GREC/GRD) ....................    2.0                      2.0
Hungary (HGRY/HUF) ...................    0.3                      0.3
Indonesia (INDO/IDR) .................    2.9                      2.9
Israel (ISRL/ILS) ....................    4.2                      4.2
Japan (JPN/JPY) ......................    2.0                      2.0
Korea (KOR/KRW) ......................    1.8                      1.8
Norway (NOR/NOK) .....................    0.5                      0.5
Pakistan (PAK/PKR) ...................    0.3                      0.3
Peru (PERU/PES) ......................    1.4                      1.4
Philippines (PHIL/PHP) ...............    1.6                      1.6
Portgual (PORT/PTE) ..................    1.2                      1.2
South Africa (SAFR/ZAR) ..............    0.1                      0.1
Spain (SPN/ESP) ......................    3.0                      3.0
United Kingdom (UK/GBP) ..............    4.3                      4.3
United States & Other (US/USD) .......   52.5         2.3         54.8
Venezuela (VENZ/VEB) .................    0.5                      0.5
                                        ------        ---        -----
Total  ...............................   97.7         2.3        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $63,257,829.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................       522,152         1.51860  02/28/97   $     4,649
Japanese Yen............................       168,366       110.00000  01/07/97         8,816
Japanese Yen............................       113,776       111.74500  02/06/97         3,455
Japanese Yen............................        94,745       110.48000  02/12/97         3,915
Japanese Yen............................       130,654       111.20000  02/28/97         4,238
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $1,054,766)...................     1,029,693                                  25,073
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 1.63%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    25,073
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F28

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (20.9%)
  Banco Totta & Acores "B" - Registered .....................   PORT           32,293   $    609,192         3.5
    BANKS-MONEY CENTER
  First Financial Caribbean Corp. ...........................   US             20,500        568,875         3.2
    SAVINGS&LOANS
  Banco Commercial S.A. - 144A ADR{.} -/- {\/} ..............   URGY           34,700        563,875         3.2
    BANKS-REGIONAL
  Peregrine Investment Holdings Ltd. ........................   HK            305,000        522,530         3.0
    INVESTMENT MANAGEMENT
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            10,200        517,652         2.9
    OTHER FINANCIAL
  Global Menkul Degerler AS .................................   TRKY       29,723,700        322,486         1.8
    SECURITIES BROKER
  Winsor Properties Holdings Ltd.-/- ........................   HK            200,000        321,955         1.8
    REAL ESTATE INVESTMENT TRUST
  State Bank of India Ltd. - GDR-/- {\/} ....................   IND            13,500        234,495         1.3
    BANKS-MONEY CENTER
  Shinhan Bank-/- ...........................................   KOR             2,740         43,946         0.2
    BANKS-REGIONAL
                                                                                        ------------
                                                                                           3,705,006
                                                                                        ------------
Materials/Basic Industry (19.4%)
  Gujarat Ambuja Cements - GDR{\/} ..........................   IND           142,000      1,171,500         6.7
    CEMENT
  Caemi Mineracao e Metalurgia S.A. Preferred-/- ............   BRZL       14,950,000        733,613         4.2
    METALS - STEEL
  General Mining Union Corp. (Gencor) .......................   SAFR          142,900        519,525         3.0
    METALS - NON-FERROUS
  Grupo Mexico S.A. "B"-/- ..................................   MEX           140,000        435,998         2.5
    METALS - NON-FERROUS
  Industrias Penoles S.A. "CP" ..............................   MEX           110,000        390,111         2.2
    METALS - NON-FERROUS
  Oryx Gold Holdings Ltd.-/- ................................   SAFR           84,700        122,449         0.7
    GOLD
  Corporacion Financiera del Valle S.A. - ADR{\/} ...........   COL             2,652          9,282         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                           3,382,478
                                                                                        ------------
Multi-Industry/Miscellaneous (17.4%)
  John Keells Holdings Ltd. - 144A GDR{.} {\/} ..............   SLNKA         132,214        826,338         4.7
    CONGLOMERATE
  Orogen Minerals Ltd. - 144A ADR{.} -/- {\/} ...............   AUSL           35,000        800,800         4.5
    MISCELLANEOUS
  Banco Comercial Portgues "A", Convertible Preferred, 8%
   until 6/30/03{\/} ........................................   PORT           10,800        557,550         3.2
    MISCELLANEOUS
  Anglo American Corporation of South African Ltd. -
   ADR{\/} ..................................................   SAFR            7,000        381,500         2.2
    CONGLOMERATE
  Koor Industries Ltd. - ADR{\/} ............................   ISRL           20,100        341,700         1.9
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                      F29

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Mahindra & Mahindra Ltd. - GDR{\/} ........................   IND            13,333   $    156,663         0.9
    MISCELLANEOUS
                                                                                        ------------
                                                                                           3,064,551
                                                                                        ------------
Services (10.8%)
  Zag Industries Ltd.-/- ....................................   ISRL           51,300        846,450         4.8
    MISC. MATERIALS & COMMODITIES
  Matav-Cable Systems Media Ltd.-/- .........................   ISRL           25,000        390,625         2.2
    CABLE TELEVISION
  SPT Telecom-/- ............................................   CZCH            2,980        371,212         2.1
    TELEPHONE NETWORKS
  Grand Hotel Holdings Ltd. "A" .............................   HK            710,000        298,358         1.7
    LEISURE & TOURISM
                                                                                        ------------
                                                                                           1,906,645
                                                                                        ------------
Energy (9.5%)
  Samchully Co.: ............................................   KOR                --             --         3.0
    ENERGY SOURCES
    Common ..................................................   --              6,700        469,199          --
    Bonus-/- ................................................   --                620         43,418          --
    New 2-/- ................................................   --                248         17,515          --
  Basic Petroleum International Ltd.-/- .....................   US             13,800        455,400         2.6
    OIL
  Gazprom - 144A ADR{.} -/- {\/} ............................   RUS            21,600        383,400         2.2
    GAS PRODUCTION & DISTRIBUTION
  Czeske Energeticke Zavody (CEZ AS)-/- .....................   CZCH            6,920        249,234         1.4
    ELECTRICAL & GAS UTILITIES
  LUKoil Holding - ADR-/- {\/} ..............................   RUS             1,300         59,800         0.3
    GAS PRODUCTION & DISTRIBUTION
                                                                                        ------------
                                                                                           1,677,966
                                                                                        ------------
Consumer Non-Durables (4.9%)
  Vitasoy International Holdings Ltd. .......................   HK            600,000        261,831         1.5
    BEVERAGES - NON-ALCOHOLIC
  NU Skin Asia Pacific, Inc.-/- .............................   US              7,200        222,300         1.3
    PERSONAL CARE/COSMETICS
  Gruma S.A. "B"-/- .........................................   MEX            35,000        213,550         1.2
    FOOD
  Noble China-/- {/\} .......................................   CHNA           80,000        159,509         0.9
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                             857,190
                                                                                        ------------
Health Care (2.8%)
  Eczacibasi Ilac Sanayi ve Ticaret AS-/- ...................   TRKY        9,988,600        498,047         2.8
                                                                                        ------------
    HEALTH CARE SERVICES
Capital Goods (0.7%)
  Hindalco Industries Ltd. - 144A GDR{.} {\/} ...............   IND             5,250        128,625         0.7
                                                                                        ------------
    INDUSTRIAL COMPONENTS

    The accompanying notes are an integral part of the financial statements.

                                      F30

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (0.5%)
  Tata Engineering and Locomotive Co., Ltd. - GDR{\/} .......   IND             8,000   $     85,000         0.5
    AUTOMOBILES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $14,294,997) .................                             15,305,508        86.9
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Peregrine Investment Holdings Ltd. Warrants, expires
   5/15/98 (cost $0)-/- .....................................   HK             30,500          9,760         0.1
                                                                                        ------------       -----
    INVESTMENT MANAGEMENT

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $2,540,000 U.S. Treasury Bonds, 8.125%
   due 8/15/19 (market value of collateral is $3,046,973,
   including accrued interest). (cost $2,981,518) ...........                              2,981,518        16.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $17,276,515)  * .....................                             18,296,786       103.9
Other Assets and Liabilities ................................                               (692,862)       (3.9)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 17,603,924       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {/\}  Security is denominated in CAD.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $17,280,886 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,558,518
                 Unrealized depreciation:              (542,618)
                                                  -------------
                 Net unrealized appreciation:     $   1,015,900
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F31

                    GT GLOBAL VARIABLE EMERGING MARKETS FUND

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    4.5                                   4.5
Brazil (BRZL/BRL) ....................    4.2                                   4.2
China (CHNA/RMB) .....................    0.9                                   0.9
Colombia (COL/COP) ...................    0.1                                   0.1
Czech Republic (CZCH/CSK) ............    3.5                                   3.5
Hong Kong (HK/HKD) ...................    8.0         0.1                       8.1
India (IND/INR) ......................   10.1                                  10.1
Israel (ISRL/ILS) ....................    8.9                                   8.9
Korea (KOR/KRW) ......................    3.2                                   3.2
Mexico (MEX/MXN) .....................    5.9                                   5.9
Panama (PAN/PND) .....................    2.9                                   2.9
Portugal (PORT/PTE) ..................    6.7                                   6.7
Russia (RUS/SUR) .....................    2.5                                   2.5
South Africa (SAFR/ZAR) ..............    5.9                                   5.9
Sri Lanka (S LNKA/LKR) ...............    4.7                                   4.7
Turkey (TRKY/TRL) ....................    4.6                                   4.6
United States & Other (US/USD) .......    7.1                       13.0       20.1
Uruguay (URGY/UYP) ...................    3.2                                   3.2
                                        ------        ---          -----      -----
Total  ...............................   86.9         0.1           13.0      100.0
                                        ------        ---          -----      -----
                                        ------        ---          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $17,603,924.

    The accompanying notes are an integral part of the financial statements.

                                      F32

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Electrical & Gas Utilities (28.0%)
  Empresa Nacional de Electridad S.A. - ADR{\/} .............   SPN             2,500   $    175,000         2.9
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI           1,100        165,650         2.7
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL            4,989        164,637         2.7
  Light - Participacoes S.A.-/- .............................   BRZL          650,000        157,667         2.6
  Edison S.p.A. .............................................   ITLY           24,000        151,493         2.5
  IES Industries, Inc. ......................................   US              5,000        149,375         2.5
  AES China Generating Co., Ltd. "A"-/- .....................   CHNA           10,000        127,500         2.1
  Enron Global Power & Pipelines L.L.C. .....................   US              4,400        118,800         2.0
  Hub Power Co.-/- ..........................................   PAK           151,000        117,922         2.0
  BSES Ltd. - GDR-/- {\/} ...................................   IND             5,000        102,500         1.7
  Korea Electric Power Corp. - ADR{\/} ......................   KOR             4,300         88,150         1.5
  Capex S.A. ................................................   ARG            10,500         87,167         1.4
  Hafslund ASA "A" ..........................................   NOR             5,000         36,479         0.6
  MetroGas S.A. - ADR{\/} ...................................   ARG             3,600         33,300         0.6
  Chilgener S.A. - ADR{\/} ..................................   CHLE              700         14,613         0.2
                                                                                        ------------
                                                                                           1,690,253
                                                                                        ------------
Telephone Networks (9.5%)
  SPT Telecom-/- ............................................   CZCH            1,200        149,481         2.5
  Telefonica de Espana - ADR{\/} ............................   SPN             2,100        145,425         2.4
  Hellenic Telecommunications - 144A{.} .....................   GREC            6,800        116,295         1.9
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL            1,700         86,700         1.4
  CDT Telefonica De Peru - ADR{\/} ..........................   PERU            2,600         49,075         0.8
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR-/- {\/} ..............................................   VENZ              900         25,313         0.4
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} .......   PAK               100          6,000         0.1
                                                                                        ------------
                                                                                             578,289
                                                                                        ------------
Cement (8.4%)
  La Cementos Nacional, C.A. 144A - GDR{.} {\/} .............   ECDR              923        208,598         3.4
  Giant Cement Holding, Inc.-/- .............................   US             10,200        164,472         2.7
  Suez Cement Co. - GDR-/- {\/} .............................   EGYPT           4,900         76,440         1.3
  Siam Cement Co., Ltd. - Foreign ...........................   THAI            1,800         56,722         0.9
  HI Cement Corp. ...........................................   PHIL           15,000          4,970         0.1
                                                                                        ------------
                                                                                             511,202
                                                                                        ------------
Metals - Steel (8.0%)
  Shaw Group, Inc.-/- .......................................   US              7,700        179,988         3.0
  Mannesmann AG .............................................   GER               400        173,472         2.9
  Northwest Pipe Co.-/- .....................................   US              8,000        130,000         2.1
  Grupo Simec, S.A. de C.V. - ADR-/- {\/} ...................   MEX               500          1,563          --
                                                                                        ------------
                                                                                             485,023
                                                                                        ------------
Transportation - Road & Rail (7.6%)
  Canadian National Railway Co. .............................   CAN             4,300        163,400         2.7
  Tranz Rail Holdings Ltd. - ADR-/- {\/} ....................   NZ              9,000        159,188         2.6

    The accompanying notes are an integral part of the financial statements.

                                      F33

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Transportation - Road & Rail (Continued)
  ABC Rail Products Corp.-/- ................................   US              7,000   $    139,124         2.3
                                                                                        ------------
                                                                                             461,712
                                                                                        ------------
Machinery & Engineering (3.5%)
  Caterpillar, Inc. .........................................   US              1,700        127,925         2.1
  KCI Konecranes International-/- ...........................   FIN             2,700         85,155         1.4
                                                                                        ------------
                                                                                             213,080
                                                                                        ------------
Telecom Equipment (3.3%)
  Tadiran Telecommunications Ltd.{\/} .......................   ISRL            8,900        199,138         3.3
                                                                                        ------------
Construction (3.1%)
  United Engineers Ltd. .....................................   MAL            17,000        153,505         2.5
  Cheung Kong Infrastructure Holdings-/- ....................   HK             12,000         31,808         0.5
  C & P Homes, Inc. .........................................   PHIL            7,950          4,087         0.1
                                                                                        ------------
                                                                                             189,400
                                                                                        ------------
Metals - Non-Ferrous (3.0%)
  RMI Titanium Co.-/- .......................................   US              6,500        182,813         3.0
                                                                                        ------------
Wireless Communications (3.0%)
  DDI Corp. .................................................   JPN                13         86,023         1.4
  Paging Network, Inc.-/- ...................................   US              5,400         82,350         1.4
  Telecel - Comunicacaoes Pessoais, S.A.-/- .................   PORT              150          9,581         0.2
                                                                                        ------------
                                                                                             177,954
                                                                                        ------------
Multi-Industry (2.9%)
  Hylsamex, S.A. de C.V. 144A - ADR{.} {\/} .................   MEX             4,200         97,650         1.6
  E.R.G. Ltd. ...............................................   AUSL           60,117         76,418         1.3
                                                                                        ------------
                                                                                             174,068
                                                                                        ------------
Telecom Technology (2.5%)
  DSP Communications, Inc.-/- ...............................   US              7,800        151,125         2.5
                                                                                        ------------
Electrical Plant/Equipment (2.4%)
  ABB AB "B" ................................................   SWDN            1,300        147,315         2.4
                                                                                        ------------
Consumer Electronics (0.9%)
  Three-Five Systems, Inc.-/- ...............................   US              4,000         51,500         0.9
                                                                                        ------------
Telephone - Long Distance (0.9%)
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO            2,000         54,750         0.9
                                                                                        ------------
Energy Equipment & Services (0.6%)
  Metzler Group, Inc.-/- ....................................   US              1,100         34,925         0.6
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F34

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                                         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Building Materials & Components (0.3%)
  PT Bakrie and Brothers ....................................   INDO           40,000   $     16,518         0.3
                                                                                        ------------
Transportation - Shipping (0.1%)
  International Container Terminal Services (ICTS)-/- .......   PHIL           13,538          7,088         0.1
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $5,102,840) ..................                              5,326,153        88.0
                                                                                        ------------       -----

                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                       VALUE          ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Turst
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $630,000 U.S. Treasury Bonds, 8.125% due
   8/15/19 (market value of collateral is $755,884, including
   accrued interest). (cost $740,128) .......................                                740,128        12.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $5,842,968)  * ......................                              6,066,281       100.2
Other Assets and Liabilities ................................                                (12,311)       (0.2)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  6,053,970       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $5,843,560 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     508,024
                 Unrealized depreciation:              (285,303)
                                                  -------------
                 Net unrealized appreciation:     $     222,721
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F35

                     GT GLOBAL VARIABLE INFRASTRUCTURE FUND

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    2.0                   2.0
Australia (AUSL/AUD) .................    1.3                   1.3
Austria (ASTRI/ATS) ..................    2.7                   2.7
Brazil (BRZL/BRL) ....................    5.3                   5.3
Canada (CAN/CAD) .....................    2.7                   2.7
Chile (CHLE/CLP) .....................    0.2                   0.2
China (CHNA/RMB) .....................    2.1                   2.1
Czech Republic (CZCH/CSK) ............    2.5                   2.5
Ecuador (ECDR/ECS) ...................    3.4                   3.4
Egypt (EGYPT) ........................    1.3                   1.3
Finland (FIN/FIM) ....................    1.4                   1.4
Germany (GER/DEM) ....................    2.9                   2.9
Greece (GREC/GRD) ....................    1.9                   1.9
Hong Kong (HK/HKD) ...................    0.5                   0.5
India (IND/INR) ......................    1.7                   1.7
Indonesia (INDO/IDR) .................    1.2                   1.2
Israel (ISRL/ILS) ....................    3.3                   3.3
Italy (ITLY/ITL) .....................    2.5                   2.5
Japan (JPN/JPY) ......................    1.4                   1.4
Korea (KOR/KRW) ......................    1.5                   1.5
Malaysia (MAL/MYR) ...................    2.5                   2.5
Mexico (MEX/MXN) .....................    1.6                   1.6
New Zealand (NZ/NZD) .................    2.6                   2.6
Norway (NOR/NOK) .....................    0.6                   0.6
Pakistan (PAK/PKR) ...................    2.1                   2.1
Peru (PERU/PES) ......................    0.8                   0.8
Philippines (PHIL/PHP) ...............    1.7                   1.7
Portugal (PORT/PTE) ..................    0.2                   0.2
Spain (SPN/ESP) ......................    5.3                   5.3
Sweden (SWDN/SEK) ....................    2.4                   2.4
Thailand (THAI/THB) ..................    0.9                   0.9
United States & Other (US/USD) .......   25.1       12.0       37.1
Venezuela (VENZ/VEB) .................    0.4                   0.4
                                        ------     -----      -----
Total  ...............................   88.0       12.0      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $6,053,970.

    The accompanying notes are an integral part of the financial statements.

                                      F36

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy Equipment & Services (33.4%)
  Trico Marine Services, Inc.-/- ............................   US             14,100   $    676,800         4.2
  Cooper Cameron Corp.-/- ...................................   US              7,300        558,450         3.4
  Global Marine, Inc.-/- ....................................   US             24,500        505,313         3.1
  Global Industries Ltd.-/- .................................   US             26,600        495,425         3.0
  Energy Ventures, Inc.-/- ..................................   US              9,600        488,400         3.0
  Seacor Holdings, Inc.-/- ..................................   US              7,600        478,800         2.9
  Rowan Cos., Inc.-/- .......................................   US             17,300        391,413         2.4
  BJ Services Co.-/- ........................................   US              7,500        382,500         2.4
  Atwood Oceanics, Inc.-/- ..................................   US              4,900        311,150         1.9
  Reading & Bates Corp.-/- ..................................   US             10,700        283,550         1.7
  Marine Drilling Co., Inc.-/- ..............................   US             13,800        271,688         1.7
  Veritas DGC, Inc.-/- {/\} .................................   US             14,080        249,372         1.5
  Tuboscope Vetco International Corp.-/- ....................   US             12,300        190,650         1.2
  Falcon Drilling Co., Inc.-/- ..............................   US              4,000        157,000         1.0
                                                                                        ------------
                                                                                           5,440,511
                                                                                        ------------
Oil (19.0%)
  Ente Nazionale Idrocarburi (ENI) S.p.A. - ADR{\/} .........   ITLY           15,000        774,375         4.8
  Abacan Resource Corp.-/- ..................................   CAN            61,800        532,603         3.3
  Benton Oil & Gas Co.-/- ...................................   US             19,600        443,450         2.7
  Triton Energy Ltd.-/- .....................................   US              8,000        388,000         2.4
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL        2,100,000        334,537         2.1
  Nuevo Energy Co.-/- .......................................   US              5,400        280,800         1.7
  Petroleum Securities Australia Ltd. .......................   AUSL               --             --         0.6
    Common-/- ...............................................   --             21,750         94,347          --
    ADR-/- {\/} .............................................   AUSL            3,000         68,250         0.4
  Monterey Resources, Inc.-/- ...............................   US              4,000         64,500         0.4
  HarCor Energy, Inc.-/- ....................................   US             13,000         63,375         0.4
  Jerez Energy International, Inc.-/- .......................   CAN            19,200         23,839         0.2
                                                                                        ------------
                                                                                           3,068,076
                                                                                        ------------
Gold (17.4%)
  Bre-X Minerals Ltd.-/- ....................................   CAN            92,700      1,469,172         9.0
  Barrick Gold Corp.: .......................................   CAN                --             --         4.4
    Common{\/} ..............................................   --             15,900        457,125          --
    Common ..................................................   --              9,300        266,597          --
  Getchell Gold Corp.-/- ....................................   US              7,000        268,625         1.7
  Lihir Gold Ltd.-/- ........................................   AUSL           71,900        137,094         0.8
  Oryx Gold Holdings Ltd.-/- ................................   SAFR           60,000         86,741         0.5
  Dayton Mining Corp.-/- ....................................   CAN            10,900         72,444         0.4
  Asquith Resources, Inc.-/- ................................   CAN            35,900         47,195         0.3
  Yamana Resources, Inc.-/- .................................   CAN            13,700         42,525         0.3
  Dayton Mining Corp.-/- ....................................   US                800          5,350          --
                                                                                        ------------
                                                                                           2,852,868
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F37

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Gas Production & Distribution (11.6%)
  Comstock Resources, Inc.-/- ...............................   US             42,400   $    551,200         3.4
  Enterprise Oil PLC ........................................   UK             39,800        439,572         2.7
  Chesapeake Energy Corp.-/- ................................   US              6,800        378,250         2.3
  Rutherford-Moran Oil Corp.-/- .............................   US             13,000        364,000         2.2
  Canadian 88 Energy Corp.-/- ...............................   CAN            37,300        163,453         1.0
                                                                                        ------------
                                                                                           1,896,475
                                                                                        ------------
Miscellaneous (3.6%)
  Orogen Minerals Ltd.: .....................................   AUSL               --             --         3.6
    144A ADR{.} -/- {\/} ....................................   --             15,600        356,928          --
    Common-/- ...............................................   --            100,000        232,780          --
                                                                                        ------------
                                                                                             589,708
                                                                                        ------------
Metals - Non-Ferrous (0.6%)
  International Curator Resources Ltd.-/- ...................   CAN            12,000        105,171         0.6
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $12,132,208) .................                             13,952,809        85.6
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Yamana Resources, Inc. Warrants, expire 12/31/98 (cost
   $5,491)-/- ...............................................   CAN             6,850          6,751          --
                                                                                        ------------       -----
    GOLD

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $2,080,000 U.S. Treasury Bonds, 8.125%
   due 8/15/19 (market value of collateral is $2,495,158,
   including accrued interest). (cost $2,441,424) ...........                              2,441,424        15.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $14,579,123)  * .....................                             16,400,984       100.6
Other Assets and Liabilities ................................                                (93,031)       (0.6)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 16,307,953       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {/\}  Security is denominated in CAD.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $14,625,429 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   1,863,587
                 Unrealized depreciation:               (88,032)
                                                  -------------
                 Net unrealized appreciation:     $   1,775,555
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F38

                   GT GLOBAL VARIABLE NATURAL RESOURCES FUND

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    5.4                   5.4
Brazil (BRZL/BRL) ....................    2.1                   2.1
Canada (CAN/CAD) .....................   19.5                  19.5
Italy (ITLY/ITL) .....................    4.8                   4.8
South Africa (SAFR/ZAR) ..............    0.5                   0.5
United Kingdom (UK/GBP) ..............    2.7                   2.7
United States & Other (US/USD) .......   50.6       14.4       65.0
                                        ------     -----      -----
Total  ...............................   85.6       14.4      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $16,307,953.

    The accompanying notes are an integral part of the financial statements.

                                      F39

                        GT GLOBAL VARIABLE AMERICA FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (24.1%)
  Rowan Cos., Inc.-/- .......................................   US             48,800   $  1,104,100         2.7
    ENERGY EQUIPMENT & SERVICES
  Cooper Cameron Corp.-/- ...................................   US             14,300      1,093,950         2.6
    ENERGY EQUIPMENT & SERVICES
  ENSCO International, Inc.-/- ..............................   US             19,700        955,450         2.3
    ENERGY EQUIPMENT & SERVICES
  Seacor Holdings, Inc.-/- ..................................   US             14,900        938,700         2.3
    ENERGY EQUIPMENT & SERVICES
  Global Marine, Inc.-/- ....................................   US             43,800        903,375         2.2
    ENERGY EQUIPMENT & SERVICES
  Western Atlas, Inc.-/- ....................................   US             12,600        893,025         2.1
    ENERGY EQUIPMENT & SERVICES
  Marine Drilling Co., Inc.-/- ..............................   US             43,100        848,531         2.0
    ENERGY EQUIPMENT & SERVICES
  Ente Nazionale Idrocarburi (ENI) S.p.A. - ADR{\/} .........   ITLY           16,300        841,488         2.0
    OIL
  Benton Oil & Gas Co.-/- ...................................   US             31,300        708,163         1.7
    OIL
  Triton Energy Ltd.-/- .....................................   US             12,800        620,800         1.5
    OIL
  Reading & Bates Corp.-/- ..................................   US             17,400        461,100         1.1
    ENERGY EQUIPMENT & SERVICES
  Chesapeake Energy Corp.-/- ................................   US              6,000        333,750         0.8
    GAS PRODUCTION & DISTRIBUTION
  Atwood Oceanics, Inc.-/- ..................................   US              5,100        323,850         0.8
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          10,026,282
                                                                                        ------------
Technology (19.5%)
  Microsoft Corp.-/- ........................................   US             18,200      1,503,775         3.6
    SOFTWARE
  Intel Corporation .........................................   US             10,600      1,387,938         3.3
    SEMICONDUCTORS
  3Com Corp.-/- .............................................   US             14,200      1,041,925         2.5
    NETWORKING
  American Power Conversion Corp.-/- ........................   US             29,700        809,320         1.9
    NETWORKING
  Dynatech Corp.-/- .........................................   US             15,100        668,175         1.6
    INSTRUMENTATION & TEST
  DSP Communications, Inc.-/- ...............................   US             34,000        658,750         1.6
    TELECOM TECHNOLOGY
  Cisco Systems, Inc.-/- ....................................   US              9,700        617,163         1.5
    NETWORKING
  Comverse Technology, Inc.-/- ..............................   US             16,300        616,344         1.5
    COMPUTERS & PERIPHERALS
  Computer Products, Inc.-/- ................................   US             22,000        429,000         1.0
    COMPUTERS & PERIPHERALS
  Cognos, Inc.-/- {\/} ......................................   CAN            14,700        413,438         1.0
    SOFTWARE
                                                                                        ------------
                                                                                           8,145,828
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F40

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (18.2%)
  TJX Cos., Inc. ............................................   US             24,700   $  1,170,163         2.8
    RETAILERS-APPAREL
  Loewen Group, Inc.{\/} ....................................   CAN            27,000      1,056,375         2.5
    CONSUMER SERVICES
  Ross Stores, Inc. .........................................   US             20,600      1,030,000         2.5
    RETAILERS-APPAREL
  Safeway, Inc.-/- ..........................................   US             21,500        919,125         2.2
    RETAILERS-FOOD
  Paychex, Inc. .............................................   US             14,500        745,844         1.8
    CONSUMER SERVICES
  Tiffany & Co. .............................................   US             20,100        736,163         1.8
    RETAILERS-OTHER
  Outdoor Systems, Inc.-/- ..................................   US             17,850        502,031         1.2
    BUSINESS & PUBLIC SERVICES
  USAir Group, Inc.-/- ......................................   US             20,100        469,838         1.1
    TRANSPORTATION - AIRLINES
  HFS, Inc.-/- ..............................................   US              6,700        400,325         1.0
    LEISURE & TOURISM
  Universal Outdoor Holdings, Inc.-/- .......................   US             14,000        329,000         0.8
    BUSINESS & PUBLIC SERVICES
  Footstar, Inc.-/- .........................................   US              5,800        144,275         0.3
    RETAILERS-APPAREL
  Claire's Stores, Inc. .....................................   US              5,300         68,900         0.2
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                           7,572,039
                                                                                        ------------
Consumer Non-Durables (13.3%)
  Philip Morris Cos., Inc. ..................................   US             14,200      1,599,275         3.8
    FOOD
  Nike, Inc. "B" ............................................   US             22,200      1,326,450         3.2
    TEXTILES & APPAREL
  Liz Claiborne, Inc. .......................................   US             16,000        618,000         1.5
    TEXTILES & APPAREL
  Foodmaker, Inc.-/- ........................................   US             61,000        541,375         1.3
    FOOD
  Nautica Enterprises, Inc.-/- ..............................   US             18,700        472,175         1.1
    TEXTILES & APPAREL
  Richfood Holdings, Inc. ...................................   US             15,900        385,575         0.9
    FOOD
  Rexall Sundown, Inc.-/- ...................................   US             14,000        380,625         0.9
    PERSONAL CARE/COSMETICS
  Tommy Hilfiger Corp.-/- ...................................   US              5,100        244,800         0.6
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                           5,568,275
                                                                                        ------------
Finance (9.0%)
  BankAmerica Corp. .........................................   US             16,100      1,605,975         3.8
    BANKS-SUPER REGIONAL
  Union Planters Corp. ......................................   US             23,180        904,020         2.2
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                      F41

                        GT GLOBAL VARIABLE AMERICA FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Citicorp ..................................................   US              7,700   $    793,100         1.9
    BANKS-MONEY CENTER
  Mark Twain Bancshares, Inc. ...............................   US              9,100        443,625         1.1
    BANKS-REGIONAL
                                                                                        ------------
                                                                                           3,746,720
                                                                                        ------------
Materials/Basic Industry (4.7%)
  Cytec Industries, Inc.-/- .................................   US             23,300        946,563         2.3
    CHEMICALS
  Barrick Gold Corp. ........................................   CAN            21,600        619,194         1.5
    GOLD
  Oregon Metallurgical Corp.-/- .............................   US             11,400        367,650         0.9
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                           1,933,407
                                                                                        ------------
Capital Goods (3.0%)
  Davox Corp.-/- ............................................   US             20,300        837,375         2.0
    TELECOM EQUIPMENT
  Pairgain Technologies, Inc.-/- ............................   US             13,800        420,038         1.0
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           1,257,413
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $32,982,916) .................                             38,249,964        91.8
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $3,375,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $3,446,273,
   including accrued interest). (cost $3,375,586) ...........                              3,375,586         8.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $36,358,502)  * .....................                             41,625,550        99.9
Other Assets and Liabilities ................................                                 21,059         0.1
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 41,646,609       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $36,538,768 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,627,767
                 Unrealized depreciation:              (540,985)
                                                  -------------
                 Net unrealized appreciation:     $   5,086,782
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F42

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (44.2%)
  Henderson Land Development Co., Ltd. ......................   HK            175,000   $  1,764,934         5.4
    REAL ESTATE
  HSBC Holdings PLC .........................................   HK             80,000      1,711,921         5.2
    BANKS-MONEY CENTER
  New World Development Co., Ltd. ...........................   HK            246,000      1,661,947         5.1
    REAL ESTATE
  Cheung Kong (Holdings) Ltd. ...............................   HK            160,000      1,422,291         4.4
    REAL ESTATE
  Metropolitan Bank & Trust Co. .............................   PHIL           50,000      1,237,624         3.8
    BANKS-REGIONAL
  Wheelock & Co., Ltd. ......................................   HK            300,000        855,314         2.6
    REAL ESTATE
  Malaysian Resources Corp., Bhd. ...........................   MAL           192,000        756,594         2.3
    REAL ESTATE
  Straits Steamship Land Ltd. ...............................   SING          220,000        704,604         2.2
    REAL ESTATE
  Rashid Hussain Bhd. .......................................   MAL           100,000        661,386         2.0
    SECURITIES BROKER
  PT Lippo Life Insurance - Foreign .........................   INDO          600,000        552,732         1.7
    INSURANCE-LIFE
  Ayala Land, Inc. "B" ......................................   PHIL          468,750        535,510         1.6
    REAL ESTATE
  United Overseas Bank Ltd. - Foreign .......................   SING           46,000        513,011         1.6
    BANKS-MONEY CENTER
  Wharf (Holdings) Ltd. .....................................   HK            100,000        499,095         1.5
    REAL ESTATE
  Megaworld Properties & Holdings, Inc.-/- ..................   PHIL          866,000        346,268         1.1
    REAL ESTATE
  Singapore Land Ltd. .......................................   SING           50,000        277,023         0.8
    REAL ESTATE
  Gadek Capital Bhd.-/- .....................................   MAL           100,000        263,366         0.8
    OTHER FINANCIAL
  DCB Holdings Bhd. .........................................   MAL            75,000        256,931         0.8
    BANKS-REGIONAL
  Bank of East Asia Ltd. ....................................   HK             45,793        203,682         0.6
    BANKS-MONEY CENTER
  Hang Seng Bank ............................................   HK             16,030        194,831         0.6
    BANKS-MONEY CENTER
  Empire East Land Holdings, Inc.-/- ........................   PHIL          100,000         45,697         0.1
    REAL ESTATE
                                                                                        ------------
                                                                                          14,464,761
                                                                                        ------------
Consumer Durables (12.5%)
  Gadek (Malaysia) Bhd. .....................................   MAL           300,000      2,281,189         7.0
    AUTOMOBILES
  Edaran Otomobil Nasional Bhd. .............................   MAL           178,000      1,780,000         5.4
    AUTOMOBILES

    The accompanying notes are an integral part of the financial statements.

                                      F43

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Samsung Electronics Co.: ..................................   KOR                --             --         0.1
    CONSUMER ELECTRONICS
    GDR 1/2 Non-voting-/- {\/} ..............................   --              2,527   $     30,324          --
    144A GDR{.} -/- {\/} ....................................   --                258         10,385          --
    Bonus - GDR 1/2 Voting-/- {\/} ..........................   --                 77          1,964          --
                                                                                        ------------
                                                                                           4,103,862
                                                                                        ------------
Multi-Industry/Miscellaneous (9.6%)
  Hutchison Whampoa .........................................   HK            225,000      1,767,358         5.4
    MULTI-INDUSTRY
  Citic Pacific Ltd. ........................................   HK            200,000      1,161,107         3.6
    CONGLOMERATE
  Korea Fund, Inc.{\/} ......................................   KOR            13,107        196,605         0.6
    COUNTRY FUNDS
                                                                                        ------------
                                                                                           3,125,070
                                                                                        ------------
Services (9.4%)
  Guangnan Holdings .........................................   HK          2,530,000      2,175,394         6.7
    WHOLESALE & INTERNATIONAL TRADE
  Waterfront Philippines, Inc.-/- ...........................   PHIL        2,998,000        570,830         1.7
    LEISURE & TOURISM
  News Corp., Ltd. ..........................................   AUSL           40,358        212,900         0.6
    BROADCASTING & PUBLISHING
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL            1,500         76,500         0.2
    TELEPHONE - LONG DISTANCE
  International Engineering PLC - Foreign ...................   THAI           24,000         55,224         0.2
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                           3,090,848
                                                                                        ------------
Capital Goods (7.6%)
  United Engineers Ltd.: ....................................   MAL                --             --         4.3
    CONSTRUCTION
    Common ..................................................   --            150,300      1,357,164          --
    Convertible Unsecured Loan Stock, 4% expires 5/22/99 ....   --             21,000         17,050          --
  PWE Industries Bhd. .......................................   MAL            42,000        815,050         2.5
    ELECTRICAL PLANT/EQUIPMENT
  E.R.G. Ltd. ...............................................   AUSL          200,264        254,566         0.8
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                           2,443,830
                                                                                        ------------
Materials/Basic Industry (4.9%)
  PT Semen Gresik - Foreign .................................   INDO          214,000        688,861         2.1
    CEMENT
  Western Mining Corporation Holdings Ltd. ..................   AUSL           72,000        453,611         1.4
    METALS - NON-FERROUS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL           21,164        301,310         0.9
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F44

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Siam Cement Co., Ltd. - Foreign ...........................   THAI            5,000   $    157,560         0.5
    CEMENT
                                                                                        ------------
                                                                                           1,601,342
                                                                                        ------------
Energy (3.6%)
  Oil Search Ltd. ...........................................   AUSL          420,000        817,510         2.5
    OIL
  Belle Corp.-/- ............................................   PHIL        1,300,000        361,386         1.1
    OIL
                                                                                        ------------
                                                                                           1,178,896
                                                                                        ------------
Consumer Non-Durables (3.2%)
  First Sign International Holdings Ltd. ....................   HK          1,900,000        608,029         1.9
    TEXTILES & APPAREL
  Chaifa Holdings Ltd. ......................................   HK          1,614,000        422,595         1.3
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                           1,030,624
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $23,530,845) .................                             31,039,233        95.0
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Gadek (Malaysia) Bhd. Warrants, expire 12/19/00-/- ........   MAL           150,000        570,297         1.7
    MISC. MATERIALS & COMMODITIES
  Waterfront Philippines, Inc. Warrants, expire 5/3/99-/- ...   PHIL        2,000,000        182,788         0.6
    LEISURE & TOURISM
  Petronas Gas Bhd. Warrants, expire 8/17/00-/- .............   MAL            35,000         71,386         0.2
    GAS PRODUCTION & DISTRIBUTION
  Straits Steamship Land Ltd. Warrants, expire
   12/12/00-/- ..............................................   SING           55,000         59,372         0.2
    CONGLOMERATE
  Development & Commercial Bank Warrants, expire
   12/28/99-/- ..............................................   MAL            37,500         56,436         0.2
    BANKS-MONEY CENTER
                                                                                        ------------       -----

TOTAL WARRANTS (cost $317,124) ..............................                                940,279         2.9
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F45

                      GT GLOBAL VARIABLE NEW PACIFIC FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $2,080,000 U.S. Treasury Notes, 6.125%
   due 3/31/98 (market value of collateral is $2,123,925,
   including accrued interest). (cost $2,081,361) ...........                           $  2,081,361         6.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $25,929,330)  * .....................                             34,060,873       104.3
Other Assets and Liabilities ................................                             (1,390,673)       (4.3)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 32,670,200       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $26,082,315 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   8,590,778
                 Unrealized depreciation:              (612,220)
                                                  -------------
                 Net unrealized appreciation:     $   7,978,558
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    6.2                                   6.2
Hong Kong (HK/HKD) ...................   44.3                                  44.3
Indonesia (INDO/IDR) .................    3.8                                   3.8
Korea (KOR/KRW) ......................    0.7                                   0.7
Malaysia (MAL/MYR) ...................   25.1         2.1                      27.2
Philippines (PHIL/PHP) ...............    9.6         0.6                      10.2
Singapore (SING/SGD) .................    4.6         0.2                       4.8
Thailand (THAI/THB) ..................    0.7                                   0.7
United States & Other (US/USD) .......                               2.1        2.1
                                        ------        ---            ---      -----
Total  ...............................   95.0         2.9            2.1      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

--------------

{d}  Percentages indicated are based on net assets of $32,670,200.

    The accompanying notes are an integral part of the financial statements.

                                      F46

                         GT GLOBAL VARIABLE EUROPE FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (34.7%)
  Reed International PLC ....................................   UK             65,500   $  1,239,340         5.1
    BUSINESS & PUBLIC SERVICES
  Koninklijke Ahold N.V.-/- .................................   NETH           13,130        821,576         3.4
    RETAILERS-FOOD
  Telecel - Comunicacaoes Pessoais, S.A.-/- .................   PORT           10,907        696,641         2.8
    TELECOM - OTHER
  M6 - Metropole Television .................................   FR              7,800        650,502         2.7
    BROADCASTING & PUBLISHING
  Stet Societa' Finanziaria Telefonica S.p.A.-/- ............   ITLY          123,900        563,725         2.3
    TELEPHONE NETWORKS
  Adecco S.A. ...............................................   SWTZ            2,129        539,648         2.2
    CONSUMER SERVICES
  Sol Melia S.A.-/- .........................................   SPN            14,000        501,695         2.0
    LEISURE & TOURISM
  Galeries Lafayette-/- .....................................   FR              1,319        470,053         1.9
    RETAILERS-OTHER
  EMAP PLC ..................................................   UK             36,200        456,529         1.9
    BROADCASTING & PUBLISHING
  Comptoirs Modernes ........................................   FR                838        452,973         1.8
    RETAILERS-FOOD
  Apcoa Parking AG ..........................................   GER             4,160        446,294         1.8
    CONSUMER SERVICES
  Reuters Holdings PLC ......................................   UK             33,000        424,649         1.7
    BROADCASTING & PUBLISHING
  Assystem ..................................................   FR              5,477        418,705         1.7
    BUSINESS & PUBLIC SERVICES
  Sodexho S.A. ..............................................   FR                585        326,380         1.3
    RESTAURANTS
  Falck AS ..................................................   DEN               900        269,045         1.1
    CONSUMER SERVICES
  Kuoni Reisen Holdings "B" - Registered ....................   SWTZ               90        218,610         0.9
    LEISURE & TOURISM
  Kobenhavns Lufthavne AS ...................................   DEN               165         16,815         0.1
    TRANSPORTATION - AIRLINES
                                                                                        ------------
                                                                                           8,513,180
                                                                                        ------------
Health Care (11.0%)
  Astra AB "A" Free .........................................   SWDN           19,800        979,450         4.0
    PHARMACEUTICALS
  Schering AG ...............................................   GER             5,760        486,492         2.0
    PHARMACEUTICALS
  Nearmedic Ltd.-/- .........................................   ASTRI           2,952        422,727         1.7
    PHARMACEUTICALS
  Tamro OY AB ...............................................   FIN            56,400        375,387         1.5
    PHARMACEUTICALS
  Biotest AG ................................................   GER             7,900        277,373         1.1
    BIOTECHNOLOGY
  M.L. Laboratories PLC-/- ..................................   UK             52,200        182,342         0.7
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           2,723,771
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F47

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (10.4%)
  SGL Carbon AG .............................................   GER             6,200   $    782,055         3.2
    METALS - NON-FERROUS
  Bayer AG ..................................................   GER            13,800        563,485         2.3
    CHEMICALS
  Castorama Dubois Investisse ...............................   FR              3,100        534,421         2.2
    BUILDING MATERIALS & COMPONENTS
  Degussa AG ................................................   GER               780        353,231         1.4
    MISC. MATERIALS & COMMODITIES
  Saes Getters - di Risp ....................................   ITLY           23,680        289,474         1.2
    CHEMICALS
  Nokian Renkaat Oy .........................................   FIN               800         17,227         0.1
    MISC. MATERIALS & COMMODITIES
                                                                                        ------------
                                                                                           2,539,893
                                                                                        ------------
Finance (9.1%)
  3I Group PLC ..............................................   UK             63,000        525,360         2.1
    OTHER FINANCIAL
  Unidanmark AS "A" .........................................   DEN             9,100        471,423         1.9
    BANKS-REGIONAL
  Jyske Bank ................................................   DEN             6,060        455,980         1.9
    BANKS-REGIONAL
  M & G Group PLC ...........................................   UK             17,000        321,661         1.3
    INVESTMENT MANAGEMENT
  Lloyds TSB Group PLC ......................................   UK             40,560        298,991         1.2
    BANKS-REGIONAL
  Invesco PLC ...............................................   UK             32,700        145,022         0.6
    INVESTMENT MANAGEMENT
  Invesco Funding LLC - F/P-/- ..............................   UK              6,540         29,004         0.1
    OTHER FINANCIAL
                                                                                        ------------
                                                                                           2,247,441
                                                                                        ------------
Capital Goods (9.1%)
  Cardo "AB" ................................................   SWDN           30,960        858,914         3.5
    MACHINERY & ENGINEERING
  Premier Farnell PLC .......................................   UK             58,126        747,476         3.1
    INDUSTRIAL COMPONENTS
  Altran Technologies S.A. ..................................   FR              1,083        348,525         1.4
    MACHINERY & ENGINEERING
  Pricer AB-/- ..............................................   SWDN           11,057        272,668         1.1
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                           2,227,583
                                                                                        ------------
Technology (7.8%)
  TT Tieto Oy "B" ...........................................   FIN             9,700        803,850         3.3
    SOFTWARE
  Dassault Systemes S.A.-/- .................................   FR             12,470        576,075         2.4
    COMPUTERS & PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                                      F48

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Technology (Continued)
  Group Axime-/- ............................................   FR              4,440   $    514,286         2.1
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           1,894,211
                                                                                        ------------
Consumer Non-Durables (7.7%)
  Gucci Group - NY Registered Shares{\/} ....................   ITLY           10,800        689,850         2.8
    TEXTILES & APPAREL
  Polygram ..................................................   NETH            8,800        448,667         1.8
    RECREATION
  Vendex International N.V. .................................   NETH            8,569        366,888         1.5
    OTHER CONSUMER GOODS
  De Rigo S.p.A. - ADR-/- {\/} ..............................   ITLY           18,000        164,250         0.7
    TEXTILES & APPAREL
  Eurobike AG-/- ............................................   GER             3,680        112,458         0.5
    TEXTILES & APPAREL
  Industrie Natuzzi S.p.A. - ADR{\/} ........................   ITLY            2,900         66,700         0.3
    HOUSEHOLD PRODUCTS
  Luxottica Group S.p.A. - ADR{\/} ..........................   ITLY              400         20,800         0.1
    OTHER CONSUMER GOODS
                                                                                        ------------
                                                                                           1,869,613
                                                                                        ------------
Multi-Industry/Miscellaneous (4.0%)
  Oerlikon - Buehrle Holding AG-/- ..........................   SWTZ            5,150        508,072         2.1
    MULTI-INDUSTRY
  Gehe AG ...................................................   GER             7,300        467,523         1.9
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                             975,595
                                                                                        ------------
Consumer Durables (3.9%)
  Valeo S.A. ................................................   FR              9,600        593,050         2.4
    AUTO PARTS
  Beers N.V. ................................................   NETH           10,500        374,131         1.5
    AUTOMOBILES
                                                                                        ------------
                                                                                             967,181
                                                                                        ------------
Energy (3.1%)
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY          149,200        768,454         3.1
    OIL
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $20,558,111) .................                             24,726,922       100.8
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F49

                         GT GLOBAL VARIABLE EUROPE FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Sandoz AG Warrants, expire 9/26/97 (cost $209,964)-/- .....   SWTZ            6,850   $    175,346         0.7
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $20,768,075)  * .....................                             24,902,268       101.5
Other Assets and Liabilities ................................                               (365,219)       (1.5)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 24,537,049       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $20,860,702 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,431,340
                 Unrealized depreciation:              (389,774)
                                                  -------------
                 Net unrealized appreciation:     $   4,041,566
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS        OTHER      TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    1.7                                   1.7
Denmark (DEN/DKK) ....................    5.0                                   5.0
Finland (FIN/FIM) ....................    4.9                                   4.9
France (FR/FRF) ......................   19.9                                  19.9
Germany (GER/DEM) ....................   14.2                                  14.2
Italy (ITLY/ITL) .....................   10.5                                  10.5
Netherlands (NETH/NLG) ...............    8.2                                   8.2
Portugal (PORT/PTE) ..................    2.8                                   2.8
Spain (SPN/ESP) ......................    2.0                                   2.0
Sweden (SWDN/SEK) ....................    8.6                                   8.6
Switzerland (SWTZ/CHF) ...............    5.2         0.7                       5.9
United Kingdom (UK/GBP) ..............   17.8                                  17.8
United States & Other (US/USD) .......                              (1.5)      (1.5)
                                        ------      -----          -----      -----
Total  ...............................  100.8         0.7           (1.5)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $24,537,049.

    The accompanying notes are an integral part of the financial statements.

                                      F50

                          GT GLOBAL MONEY MARKET FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                               MATURITY    PRINCIPAL      VALUE        % OF NET
SHORT-TERM INVESTMENTS                                               YIELD       DATE       AMOUNT       (NOTE 1)       ASSETS
-----------------------------------------------------------------  ---------   ---------  -----------  ------------  -------------
Commercial Paper - Discounted (37.2%)
  Merrill Lynch & Co., Inc ......................................    6.60%     02-Jan-97      750,000  $    749,864        3.8
  Coca Cola Co. .................................................    5.31%     10-Jan-97      700,000       699,076        3.6
  Schering Corp. ................................................    5.35%     08-Apr-97      700,000       690,079        3.5
  Transamerica Finance Corp. ....................................    5.42%     27-Jun-97      700,000       681,897        3.5
  General Electric Capital Corp. ................................    5.37%     09-Jan-97      600,000       599,293        3.0
  Toronto - Dominion Holdings USA, Inc. .........................    5.31%     13-Jan-97      600,000       598,948        3.0
  AIG Funding, Inc. .............................................    5.30%     15-Jan-97      600,000       598,770        3.0
  Motorola, Inc. ................................................    5.31%     17-Jan-97      600,000       598,605        3.0
  Metlife Funding, Inc. .........................................    5.35%     17-Jan-97      600,000       598,587        3.0
  Ford Motor Credit Corp. .......................................    5.55%     17-Jan-97      600,000       598,547        3.0
  E.I. DuPont de Nemours & Co. ..................................    5.33%     30-Jan-97      600,000       597,448        3.0
  Bear Stearns Cos., Inc. .......................................    5.46%     18-Feb-97      350,000       347,503        1.8
                                                                                                       ------------      -----
Total Commercial Paper - Discounted (amortized cost
 $7,358,617) ....................................................                                         7,358,617       37.2
                                                                                                       ------------      -----
Treasury Bills (12.6%)
  United States Treasury Bills ..................................    5.04%     16-Jan-97    2,500,000     2,494,812       12.6
                                                                                                       ------------      -----
Total Treasury Bills (amortized cost $2,494,812) ................                                         2,494,812       12.6
                                                                                                       ------------      -----
Government & Government Agency Obligations (12.5%)
  Federal Home Loan Mortgage Corp. ..............................    5.29%     10-Mar-97      700,000       693,098        3.5
  Federal Home Loan Bank ........................................    5.24%     24-Mar-97      700,000       691,773        3.5
  International Bank of Reconstruction and Development (World
   Bank) ........................................................    5.62%     18-Feb-97      600,000       595,640        3.0
  Federal National Mortgage Association .........................    5.47%     13-Feb-97      500,000       499,955        2.5
                                                                                                       ------------      -----
Total Government & Government Agency Obligations (amortized cost
 $2,480,466) ....................................................                                         2,480,466       12.5
                                                                                                       ------------      -----
Medium-Term Notes (4.3%)
  Morgan Stanley Group, Inc.+ ...................................    5.62%     26-Aug-97      600,000       600,000        3.0
  Bear Stearns Cos., Inc.+ ......................................    5.89%     14-Nov-97      250,000       250,000        1.3
                                                                                                       ------------      -----
Total Medium-Term Notes (amortized cost $850,000) ...............                                           850,000        4.3
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $13,183,895) .................                                        13,183,895       66.6
                                                                                                       ------------      -----


                                                                                                          VALUE        % OF NET
REPURCHASE AGREEMENT                                                                                     (NOTE 1)       ASSETS
-----------------------------------------------------------------                                      ------------  -------------
  Dated December 31, 1996, with State Street Bank & Trust Co., due January 2, 1997, for an effective yield of 6.25%,
   collateralized by $3,715,000 U.S. Treasury Notes, 6.125% due
   3/31/98 (market value of collateral is $3,793,454, including accrued interest).
   (cost $3,717,645)  ...........................................                                         3,717,645       18.8
                                                                                                       ------------      -----
TOTAL SHORT-TERM INVESTMENTS (cost $16,901,540)  * ..............                                        16,901,540       85.4
Other Assets and Liabilities ....................................                                         2,892,520       14.6
                                                                                                       ------------      -----
NET ASSETS ......................................................                                      $ 19,794,060      100.0
                                                                                                       ------------      -----
                                                                                                       ------------      -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
          *  For Federal income tax purposes, cost is $16,901,540

    The accompanying notes are an integral part of the financial statements.

                                      F51

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (26.3%)
  DDI Corp. .................................................   JPN                14   $     92,640         1.9
    WIRELESS COMMUNICATIONS
  Amway Japan Ltd. ..........................................   JPN             2,600         83,552         1.7
    RETAILERS-OTHER
  Aoyama Trading Co., Ltd. ..................................   JPN             3,000         79,820         1.7
    RETAILERS-APPAREL
  Koninklijke Ahold N.V.-/- .................................   NETH            1,200         75,087         1.6
    RETAILERS-FOOD
  Elsevier N.V. .............................................   NETH            4,100         69,363         1.5
    BROADCASTING & PUBLISHING
  Carrefour Supermarche .....................................   FR                105         68,432         1.4
    RETAILERS-FOOD
  Vodafone Group PLC ........................................   UK             15,127         63,979         1.3
    WIRELESS COMMUNICATIONS
  Addeco - Bearer-/- ........................................   SWTZ              230         57,758         1.2
    CONSUMER SERVICES
  Fielmann AG Preferred .....................................   GER             1,800         56,177         1.2
    RETAILERS-OTHER
  Portugal Telecom S.A. - Registered-/- .....................   PORT            1,930         55,036         1.2
    TELEPHONE NETWORKS
  Compass Group PLC .........................................   UK              5,000         53,082         1.1
    RESTAURANTS
  Sol Melia S.A.-/- .........................................   SPN             1,460         52,320         1.1
    LEISURE & TOURISM
  Stet Societa' Finanziaria Telefonica S.p.A.-/- ............   ITLY           11,000         50,048         1.0
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. - ADR{\/} .........   NZ                600         48,600         1.0
    TELEPHONE NETWORKS
  Burton Group PLC ..........................................   UK             17,350         46,346         1.0
    RETAILERS-APPAREL
  Rentokil Group PLC ........................................   UK              6,000         45,308         0.9
    CONSUMER SERVICES
  Cordiant PLC-/- ...........................................   UK             25,000         44,735         0.9
    BROADCASTING & PUBLISHING
  Hotel Properties Ltd. .....................................   SING           26,000         42,007         0.9
    LEISURE & TOURISM
  International CableTel, Inc.-/-{\/} .......................   UK              1,500         37,875         0.8
    CABLE TELEVISION
  Telecom Italia Mobile S.p.A. - Di Risp ....................   ITLY           20,000         29,056         0.6
    TELEPHONE NETWORKS
  PMP Communications Ltd. ...................................   AUSL           10,000         27,012         0.6
    BROADCASTING & PUBLISHING
  Fast Retailing Co., Ltd. ..................................   JPN             1,040         26,683         0.6
    RETAILERS-APPAREL
  Woolworths Ltd. ...........................................   AUSL           10,500         25,276         0.5
    RETAILERS-OTHER
  Nissen Co. ................................................   JPN             2,800         19,592         0.4
    RETAILERS-OTHER
  Telecel - Comunicacaoes Pessoais, S.A.-/- .................   PORT              170         10,858         0.2
    TELECOM - OTHER

    The accompanying notes are an integral part of the financial statements.

                                      F52

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Dixons Group PLC ..........................................   UK                146   $      1,358          --
    RETAILERS-OTHER
                                                                                        ------------
                                                                                           1,262,000
                                                                                        ------------
Capital Goods (17.0%)
  General Electric PLC-/- ...................................   UK             37,670        247,048         5.2
    AEROSPACE/DEFENSE
  Siebe PLC .................................................   UK              7,063        131,101         2.7
    INDUSTRIAL COMPONENTS
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN            2,640         81,766         1.7
    TELECOM EQUIPMENT
  Murata Manufacturing Co., Ltd. ............................   JPN             2,000         66,517         1.4
    ELECTRICAL PLANT/EQUIPMENT
  Canon, Inc. ...............................................   JPN             3,000         66,344         1.4
    OFFICE EQUIPMENT
  Premier Farnell PLC .......................................   UK              4,500         57,868         1.2
    INDUSTRIAL COMPONENTS
  Smiths Industries PLC .....................................   UK              4,100         56,305         1.2
    AEROSPACE/DEFENSE
  NBM-Amstelland N.V. .......................................   NETH            2,376         48,456         1.0
    CONSTRUCTION
  British Aerospace PLC .....................................   UK              1,700         37,260         0.8
    AEROSPACE/DEFENSE
  Cheung Kong Infrastructure Holdings-/- ....................   HK              6,000         15,904         0.3
    CONSTRUCTION
  Kurita Water Industries ...................................   JPN               200          4,043         0.1
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                             812,612
                                                                                        ------------
Finance (13.9%)
  Nichiei Co., Ltd. .........................................   JPN             1,000         73,860         1.5
    INVESTMENT MANAGEMENT
  Axa Group .................................................   FR              1,142         72,753         1.5
    INSURANCE - MULTI-LINE
  Peregrine Investment Holdings Ltd. ........................   HK             40,000         68,529         1.4
    INVESTMENT MANAGEMENT
  Invesco PLC ...............................................   UK             10,500         46,567         1.0
    INVESTMENT MANAGEMENT
  LLoyds TSB Group PLC ......................................   UK              6,300         46,441         1.0
    BANKS-REGIONAL
  Norbanken AB-/- ...........................................   SWDN            1,500         45,467         1.0
    BANKS-REGIONAL
  Amoy Properties Ltd. ......................................   HK             31,000         44,692         0.9
    REAL ESTATE
  Sparbanken Sverige AB "A" .................................   SWDN            2,500         42,935         0.9
    INVESTMENT MANAGEMENT
  Bank of Montreal ..........................................   CAN             1,300         41,396         0.9
    BANKS-REGIONAL
  PT Bank Internasional Indonesia - Foreign .................   INDO           41,386         40,755         0.9
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                      F53

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Henderson Land Development Co., Ltd. ......................   HK              4,000   $     40,341         0.8
    REAL ESTATE
  Bangkok Bank Co., Ltd. - Foreign ..........................   THAI            4,000         38,688         0.8
    BANKS-MONEY CENTER
  Diamond Lease Co., Ltd. ...................................   JPN             3,000         38,096         0.8
    OTHER FINANCIAL
  Siam City Bank Ltd. - Foreign .............................   THAI           16,500         15,444         0.3
    BANKS-REGIONAL
  Invesco Funding LLC-/- ....................................   UK              2,100          9,313         0.2
    OTHER FINANCIAL
                                                                                        ------------
                                                                                             665,277
                                                                                        ------------
Health Care (12.6%)
  Novartis AG-/- ............................................   SWTZ               95        108,845         2.3
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN             5,000        104,959         2.2
    PHARMACEUTICALS
  Astra AB "B" Free .........................................   SWDN            1,730         83,547         1.7
    PHARMACEUTICALS
  Schering AG ...............................................   GER               880         74,325         1.6
    PHARMACEUTICALS
  Bayer AG ..................................................   GER             1,450         59,207         1.2
    PHARMACEUTICALS
  Sanofi S.A. ...............................................   FR                540         53,792         1.1
    PHARMACEUTICALS
  Zeneca Group PLC ..........................................   UK              1,900         53,600         1.1
    PHARMACEUTICALS
  Siemens AG - New-/- .......................................   GER               900         42,425         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
  M.L. Laboratories PLC-/- ..................................   UK              7,430         25,954         0.5
    PHARMACEUTICALS
                                                                                        ------------
                                                                                             606,654
                                                                                        ------------
Consumer Non-Durables (8.4%)
  Hoya Corp. ................................................   JPN             3,000        117,916         2.5
    OTHER CONSUMER GOODS
  Gucci Group - NY Registered Shares{\/} ....................   ITLY            1,800        114,975         2.4
    TEXTILES & APPAREL
  Parmalat Finanziaria S.p.A. ...............................   ITLY           36,000         55,129         1.2
    FOOD
  Giordano International Ltd. ...............................   HK             54,000         46,082         1.0
    TEXTILES & APPAREL
  PT Hanjaya Mandala Sampoerna ..............................   INDO            7,000         37,357         0.8
    TOBACCO
  EMAIL Ltd. ................................................   AUSL            8,000         25,868         0.5
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                             397,327
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F54

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (7.6%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX             5,000   $     98,831         2.1
    PAPER/PACKAGING
  Zag Industries Ltd.-/-{\/} ................................   ISRL            4,000         66,000         1.4
    MISC. MATERIALS & COMMODITIES
  SGL Carbon AG .............................................   GER               400         50,455         1.1
    METALS - NON-FERROUS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL            2,000         28,474         0.6
    MISC. MATERIALS & COMMODITIES
  QNI Ltd. ..................................................   AUSL           14,000         28,140         0.6
    METALS - NON-FERROUS
  Fletcher Challenge Paper ..................................   NZ             13,000         26,543         0.6
    PAPER/PACKAGING
  Pohang Iron & Steel Co., Ltd.-/- ..........................   KOR               450         26,124         0.5
    METALS - STEEL
  Leighton Holdings Ltd. ....................................   AUSL            6,000         25,741         0.5
    BUILDING MATERIALS & COMPONENTS
  TPI Polene Co., Ltd. - Foreign ............................   THAI            5,250          9,664         0.2
    CHEMICALS
                                                                                        ------------
                                                                                             359,972
                                                                                        ------------
Multi-Industry/Miscellaneous (3.4%)
  Pricer AB-/- ..............................................   SWDN            2,594         63,969         1.3
    MISCELLANEOUS
  Parkway Holdings Ltd. .....................................   SING           13,000         51,115         1.1
    MULTI-INDUSTRY
  Keppel Corp., Ltd. ........................................   SING            3,000         23,377         0.5
    CONGLOMERATE
  Wrightson Ltd. ............................................   NZ             25,000         21,728         0.5
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                             160,189
                                                                                        ------------
Energy (2.8%)
  Petroleo Brasileiro S.A. (Petrobras) - ADR-/- {\/} ........   BRZL            3,000         46,500         1.0
    GAS PRODUCTION & DISTRIBUTION
  Astec (BSR) PLC ...........................................   UK             17,300         46,485         1.0
    ENERGY EQUIPMENT & SERVICES
  China Light & Power Co., Ltd. .............................   HK              8,500         37,807         0.8
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                             130,792
                                                                                        ------------
Consumer Durables (2.6%)
  Volkswagen AG .............................................   GER               170         70,741         1.5
    AUTOMOBILES
  Sharp Corp. ...............................................   JPN             3,000         42,761         0.9
    CONSUMER ELECTRONICS

    The accompanying notes are an integral part of the financial statements.

                                      F55

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (Continued)
  Samsung Electronics Co.: ..................................   KOR                --             --         0.2
    CONSUMER ELECTRONICS
    GDR-/- {\/} .............................................   --                598   $     10,764          --
    1/2 Non-voting GDR-/- {\/} ..............................   --                180          2,160          --
    144A GDR{.} -/- {\/} ....................................   --                 34          1,369          --
    1/2 Voting GDR-/- {\/} ..................................   --                 10            255          --
                                                                                        ------------
                                                                                             128,050
                                                                                        ------------
Technology (2.0%)
  Koei Co., Ltd. ............................................   JPN             2,500         47,944         1.0
    SOFTWARE
  Group Axime-/- ............................................   FR                400         46,332         1.0
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                              94,276
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $4,312,269) ..................                              4,617,149        96.6
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Peregrine Investment Holdings Ltd. Warrants, expire 5/15/98
   (cost $0)-/- .............................................   HK              4,000          1,280          --
    INVESTMENT MANAGEMENT
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $4,312,269)  * ......................                              4,618,429        96.6
Other Assets and Liabilities ................................                                163,419         3.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $  4,781,848       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $4,324,828 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     593,220
                 Unrealized depreciation:              (299,619)
                                                  -------------
                 Net unrealized appreciation:     $     293,601
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F56

                     GT GLOBAL VARIABLE INTERNATIONAL FUND

                               December 31, 1996

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1996, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY       OTHER       TOTAL
--------------------------------------  ------   -------------   -----
Australia (AUSL/AUD) .................    3.3                      3.3
Brazil (BRZL/BRL) ....................    1.0                      1.0
Canada (CAN/CAD) .....................    0.9                      0.9
France (FR/FRF) ......................    5.0                      5.0
Germany (GER/DEM) ....................    7.5                      7.5
Hong Kong (HK/HKD) ...................    5.2                      5.2
Indonesia (INDO/IDR) .................    1.7                      1.7
Israel (ISRL/ILS) ....................    1.4                      1.4
Italy (ITLY/ITL) .....................    5.2                      5.2
Japan (JPN/JPY) ......................   18.1                     18.1
Korea (KOR/KRW) ......................    0.7                      0.7
Mexico (MEX/MXN) .....................    2.1                      2.1
Netherlands (NETH/NLG) ...............    4.1                      4.1
New Zealand (NZ/NZD) .................    2.1                      2.1
Portugal (PORT/PTE) ..................    1.4                      1.4
Singapore (SING/SGD) .................    2.5                      2.5
Spain (SPN/ESP) ......................    1.1                      1.1
Sweden (SWDN/SEK) ....................    6.6                      6.6
Switzerland (SWTZ/CHF) ...............    3.5                      3.5
Thailand (THAI/THB) ..................    1.3                      1.3
United Kingdom (UK/GBP) ..............   21.9                     21.9
Other................ ................                3.4          3.4
                                        ------        ---        -----
Total  ...............................   96.6         3.4        100.0
                                        ------        ---        -----
                                        ------        ---        -----

--------------

{d}  Percentages indicated are based on net assets of $4,781,848.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
French Francs...........................        58,045         5.09700  02/06/97   $       813
French Francs...........................        67,768         5.07000  02/19/97         1,266
Japanese Yen............................        62,198       109.99999  01/07/97         3,257
Japanese Yen............................        88,589       111.74500  02/06/97         2,690
Japanese Yen............................        28,684       110.40002  02/12/97         1,207
Japanese Yen............................       181,668       110.48000  02/12/97         7,507
Swiss Francs............................        33,904         1.31200  03/19/97           395
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $537,991).....................       520,856                                  17,135
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 10.89%.
  Total Open Forward Foreign Currency
   Contracts............................                                           $    17,135
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F57

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          -------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.        VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT      LATIN
                                            INCOME      INCOME       INCOME       AMERICA
                                             FUND        FUND         FUND          FUND
                                          ----------  ----------  -------------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $27,042,841 $9,594,616    $5,289,663   $21,197,534
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------
    At value............................  $29,094,442 $9,800,840    $5,285,366   $21,715,194
  Repurchase agreement, at value and
   cost (Note 1)........................   2,951,512      52,009       27,005            --
  U.S. currency.........................       9,975         254          752       153,753
  Foreign currencies (cost $9,902;
   $6,763; $0; $254,956; $9,189; $114;
   $0; $62,133; $50,152; $0; $11,455;
   $929,692; $0; $331,686,
   respectively)........................      10,015       6,764           --       253,450
  Dividends and dividend withholding tax
   reclaims receivable..................          --          --           --         7,434
  Interest and interest withholding tax
   reclaims receivable..................     643,653     301,107      116,284            --
  Receivable for Fund shares sold.......      29,228         381       55,298       290,344
  Receivable for initial & variation
   margin (Note 1)......................          --       3,600       16,650        25,000
  Receivable for open forward foreign
   currency contracts, net (Note 1).....      46,177      54,373        2,608            --
  Receivable for securities sold........     485,963     220,051           --       826,793
  Unamortized organizational costs (Note
   1)...................................       6,984       6,984        6,984         6,984
  Miscellaneous receivable..............          --          --           --         2,398
  Cash held as collateral for securities
   loaned (Note 1)......................   2,082,839   2,625,278           --       512,900
                                          ----------  ----------  -------------  ----------
    Total assets........................  35,360,788  13,071,641    5,510,947    23,794,250
                                          ----------  ----------  -------------  ----------
Liabilities:
  Payable for loan outstanding (Note
   1)...................................          --          --           --            --
  Distribution payable (Note 1).........          --          --           --            --
  Payable for custodian fees (Note 1)...       3,614         150        1,018           644
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --      13,962           --            --
  Payable for fund accounting fees (Note
   2)...................................         607         204          107           439
  Payable for Fund shares repurchased...   1,237,459         359          350         4,641
  Payable for investment management and
   administration fees (Note 2).........      39,729       2,995           --        40,855
  Payable for printing and postage
   expenses.............................      10,953      13,109       15,061        11,170
  Payable for professional fees.........      15,496      11,753        7,108        13,736
  Payable for registration and filing
   fees.................................          64         964          965           965
  Payable for securities purchased......     249,763          --           --       275,907
  Payable for Trustees' fees and
   expenses (Note 2)....................       1,701       2,404        1,815         1,713
  Payable for variation margin (Note
   1)...................................          --       1,122           --            --
  Other accrued expenses................         642       1,972        1,597         3,627
  Collateral for securities loaned (Note
   1)...................................   2,082,839   2,625,278           --       512,900
                                          ----------  ----------  -------------  ----------
    Total liabilities...................   3,642,867   2,674,272       28,021       866,597
                                          ----------  ----------  -------------  ----------
Net assets..............................  $31,717,921 $10,397,369   $5,482,926   $22,927,653
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------
Shares outstanding......................   2,370,983     909,292      480,489     1,549,190
Net asset value per share...............  $    13.38  $    11.43    $   11.41    $    14.80
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $31,469,300 $10,919,335   $5,435,790   $25,957,235
  Undistributed/Accumulated net
   investment income (loss).............     461,426     427,910       21,121            --
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................  (2,308,126) (1,209,346)      25,209    (3,538,441)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      43,720      54,383        2,603        (2,051)
  Net unrealized appreciation
   (depreciation) of investments........   2,051,601     205,087       (1,797)      510,910
                                          ----------  ----------  -------------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $31,717,921 $10,397,369   $5,482,926   $22,927,653
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F58

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              STATEMENTS OF ASSETS
                            AND LIABILITIES  (cont'd)
                               December 31, 1996

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $27,955,926 $55,839,502 $14,294,997  $5,102,840  $12,137,699 $32,982,916 $23,847,969
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    At value............................  $34,821,191 $61,788,028 $15,315,268  $5,326,153  $13,959,560 $38,249,964 $31,979,512
  Repurchase agreement, at value and
   cost (Note 1)........................   1,156,201     982,170   2,981,518     740,128    2,441,424   3,375,586   2,081,361
  U.S. currency.........................          46         142          80         337          930         497         661
  Foreign currencies (cost $9,902;
   $6,763; $0; $254,956; $9,189; $114;
   $0; $62,133; $50,152; $0; $11,455;
   $929,692; $0; $331,686,
   respectively)........................       9,205         114          --      62,394       48,489          --      10,690
  Dividends and dividend withholding tax
   reclaims receivable..................      81,774      43,179       5,968       7,445           --      29,580      35,242
  Interest and interest withholding tax
   reclaims receivable..................     248,848          --          --          --           --          --          --
  Receivable for Fund shares sold.......      11,452     586,347         767      19,350       38,162      78,876     298,514
  Receivable for initial & variation
   margin (Note 1)......................          --          --          --          --           --          --          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....      36,828      25,073          --          --           --          --          --
  Receivable for securities sold........     132,705          --          --          --        7,106     106,451     183,491
  Unamortized organizational costs (Note
   1)...................................       6,984      11,273          --          --           --       6,984       6,984
  Miscellaneous receivable..............          28          --       1,256         217           --          --       1,820
  Cash held as collateral for securities
   loaned (Note 1)......................   3,009,362   3,293,000      14,400     151,200      330,600   1,695,100   3,588,044
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total assets........................  39,514,624  66,729,326  18,319,257   6,307,224   16,826,271  43,543,038  38,186,319
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Liabilities:
  Payable for loan outstanding (Note
   1)...................................          --          --          --          --           --          --          --
  Distribution payable (Note 1).........          --          --          --          --           --          --          --
  Payable for custodian fees (Note 1)...       1,832       3,240      17,598       2,152        2,233       4,490       2,166
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --          --           --          --          --
  Payable for fund accounting fees (Note
   2)...................................         700       2,295         334         118          309         838         665
  Payable for Fund shares repurchased...          30      19,698     522,616      10,850       21,301     144,476   1,841,743
  Payable for investment management and
   administration fees (Note 2).........      41,954      52,933      22,609          85       27,211      23,729      58,019
  Payable for printing and postage
   expenses.............................      10,323      12,603      11,154      14,050       14,071      11,277      10,007
  Payable for professional fees.........      15,956      13,625      10,607      10,891        9,773      13,765      13,661
  Payable for registration and filing
   fees.................................         129         334         142         697          698         959          75
  Payable for securities purchased......          --      50,566     110,000      59,049      109,500          --          --
  Payable for Trustees' fees and
   expenses (Note 2)....................       1,566       1,537       3,092       2,457        2,594       1,511       1,516
  Payable for variation margin (Note
   1)...................................          --          --          --          --           --          --          --
  Other accrued expenses................           9      21,666       2,781       1,705           28         284         223
  Collateral for securities loaned (Note
   1)...................................   3,009,362   3,293,000      14,400     151,200      330,600   1,695,100   3,588,044
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total liabilities...................   3,081,861   3,471,497     715,333     253,254      518,318   1,896,429   5,516,119
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets..............................  $36,432,763 $63,257,829 $17,603,924  $6,053,970  $16,307,953 $41,646,609 $32,670,200
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Shares outstanding......................   2,206,150   3,488,076   1,234,282     367,560      777,307   2,112,869   1,812,998
Net asset value per share...............  $    16.51  $    18.14  $    14.26   $   16.47   $    20.98  $    19.71  $    18.02
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net assets consist of:
  Paid in capital (Note 4)..............  $29,649,056 $49,539,563 $15,220,114  $5,354,662  $13,806,302 $34,829,411 $24,962,501
  Undistributed/Accumulated net
   investment income (loss).............     745,652          --      83,731      45,357           --     196,399     163,089
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................    (868,301)  7,745,096   1,277,173     430,634      681,472   1,353,751    (586,837)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      41,091      24,644       2,635           4       (1,682)         --         (96)
  Net unrealized appreciation
   (depreciation) of investments........   6,865,265   5,948,526   1,020,271     223,313    1,821,861   5,267,048   8,131,543
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $36,432,763 $63,257,829 $17,603,924  $6,053,970  $16,307,953 $41,646,609 $32,670,200
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $20,768,075 $13,183,895  $4,312,269
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
    At value............................  $24,902,268 $13,183,895  $4,618,429
  Repurchase agreement, at value and
   cost (Note 1)........................          --   3,717,645          --
  U.S. currency.........................         985         160      47,661
  Foreign currencies (cost $9,902;
   $6,763; $0; $254,956; $9,189; $114;
   $0; $62,133; $50,152; $0; $11,455;
   $929,692; $0; $331,686,
   respectively)........................     942,215          --     336,085
  Dividends and dividend withholding tax
   reclaims receivable..................      32,516          --       2,619
  Interest and interest withholding tax
   reclaims receivable..................          --      12,813          --
  Receivable for Fund shares sold.......     141,981   3,616,093       3,103
  Receivable for initial & variation
   margin (Note 1)......................          --          --          --
  Receivable for open forward foreign
   currency contracts, net (Note 1).....          --          --      17,135
  Receivable for securities sold........     235,058          --     119,198
  Unamortized organizational costs (Note
   1)...................................       6,984       6,984          --
  Miscellaneous receivable..............       2,725          --          --
  Cash held as collateral for securities
   loaned (Note 1)......................   1,859,691          --      37,400
                                          ----------  ----------  -----------
    Total assets........................  28,124,423  20,537,590   5,181,630
                                          ----------  ----------  -----------
Liabilities:
  Payable for loan outstanding (Note
   1)...................................     239,000          --          --
  Distribution payable (Note 1).........          --      77,247          --
  Payable for custodian fees (Note 1)...       4,518       1,616       2,966
  Payable for forward foreign currency
   contracts -- closed (Note 1).........          --          --          --
  Payable for fund accounting fees (Note
   2)...................................         479         390          94
  Payable for Fund shares repurchased...     558,699     619,060     106,327
  Payable for investment management and
   administration fees (Note 2).........      49,361      23,866          57
  Payable for printing and postage
   expenses.............................      12,039       9,288      11,817
  Payable for professional fees.........      13,240      10,699      11,977
  Payable for registration and filing
   fees.................................         959         591          75
  Payable for securities purchased......     848,135          --     225,661
  Payable for Trustees' fees and
   expenses (Note 2)....................         559         254       2,621
  Payable for variation margin (Note
   1)...................................          --          --          --
  Other accrued expenses................         694         519         787
  Collateral for securities loaned (Note
   1)...................................   1,859,691          --      37,400
                                          ----------  ----------  -----------
    Total liabilities...................   3,587,374     743,530     399,782
                                          ----------  ----------  -----------
Net assets..............................  $24,537,049 $19,794,060  $4,781,848
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Shares outstanding......................   1,149,548  19,794,060     401,631
Net asset value per share...............  $    21.34  $     1.00   $   11.91
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
Net assets consist of:
  Paid in capital (Note 4)..............  $18,097,291 $19,794,060  $4,559,117
  Undistributed/Accumulated net
   investment income (loss).............      67,215          --       6,759
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   2,235,969          --    (106,863)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       2,381          --      16,675
  Net unrealized appreciation
   (depreciation) of investments........   4,134,193          --     306,160
                                          ----------  ----------  -----------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $24,537,049 $19,794,060  $4,781,848
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F59

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          -------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.        VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT      LATIN
                                            INCOME      INCOME       INCOME       AMERICA
                                             FUND        FUND         FUND          FUND
                                          ----------  ----------  -------------  ----------
Investment income:* (Note 1)
  Dividend income.......................          --          --           --    $  464,786
  Interest income.......................  $2,347,212  $  786,214    $ 325,028       208,454
  Other income..........................          --          --           --        25,934
                                          ----------  ----------  -------------  ----------
    Total investment income.............   2,347,212     786,214      325,028       699,174
                                          ----------  ----------  -------------  ----------
Expenses:
  Amortization of organization costs
   (Note 1).............................       6,280       6,280        6,280         6,280
  Audit fees............................      33,620      27,594       16,470        27,424
  Custodian fees (Note 1)...............      30,501      14,598        1,156        26,301
  Fund accounting fees (Note 2).........       6,725       2,707        1,305         5,629
  Investment management and
   administration fees (Note 2).........     201,749      81,007       39,093       224,901
  Legal fees............................       2,844       2,856        2,720         2,720
  Printing and postage expenses.........      19,040      19,040       19,040        19,040
  Registration and filing fees..........         366         366          366           366
  Trustees' fees and expenses (Note
   2)...................................       1,830       1,830        1,830         1,830
  Other expenses........................       2,721       2,992        2,970         5,095
                                          ----------  ----------  -------------  ----------
    Total expenses before reimbursement
     and reductions.....................     305,676     159,270       91,230       319,586
                                          ----------  ----------  -------------  ----------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................     (36,678)    (51,249)     (39,104)      (38,459)
      Expense reductions (Notes 1 &
       5)...............................      (3,554)     (5,008)          --       (17,907)
                                          ----------  ----------  -------------  ----------
    Total net expenses..................     265,444     103,013       52,126       263,220
                                          ----------  ----------  -------------  ----------
Net investment income (loss)............   2,081,768     683,201      272,902       435,954
                                          ----------  ----------  -------------  ----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain on investments......   2,173,468      46,107       26,712     2,246,738
  Net realized gain (loss) on foreign
   currency transactions................    (248,534)   (187,249)        (479)     (257,557)
                                          ----------  ----------  -------------  ----------
    Net realized gain (loss) during the
     year...............................   1,924,934    (141,142)      26,233     1,989,181
                                          ----------  ----------  -------------  ----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     137,267     120,434        2,603         5,649
  Net change in unrealized appreciation
   (depreciation) of investments........   1,136,746     (38,711)    (183,973)    2,060,350
                                          ----------  ----------  -------------  ----------
    Net unrealized appreciation
     (depreciation) during the year.....   1,274,013      81,723     (181,370)    2,065,999
                                          ----------  ----------  -------------  ----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   3,198,947     (59,419)    (155,137)    4,055,180
                                          ----------  ----------  -------------  ----------
Net increase in net assets resulting
 from operations........................  $5,280,715  $  623,782    $ 117,765    $4,491,134
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------
*Net of foreign withholding tax of......  $        0  $    3,270    $       0    $   14,005
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------

    The accompanying notes are an integral part of the financial statements.

                                      F60

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          -----------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE      NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA     PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Investment income:* (Note 1)
  Dividend income.......................  $  711,290  $  287,416  $  256,601   $  54,052   $   17,205  $  228,357  $  469,393
  Interest income.......................     805,722     220,472      51,010      35,764       27,103     340,363     112,331
  Other income..........................          --       3,795          --          --           --          --          --
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total investment income.............   1,517,012     511,683     307,611      89,816       44,308     568,720     581,724
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Expenses:
  Amortization of organization costs
   (Note 1).............................       6,280       6,368          --          --           --       6,280       6,280
  Audit fees............................      34,175      27,424      29,576      17,568       23,424      24,572      26,594
  Custodian fees (Note 1)...............      20,947      21,455      39,444       8,085       17,808      32,750      48,714
  Fund accounting fees (Note 2).........       7,952      14,996       3,728         877        1,878       9,687       7,289
  Investment management and
   administration fees (Note 2).........     317,655     599,839     149,042      35,043       75,133     290,233     291,308
  Legal fees............................       2,569       2,720       2,854       2,856        2,569       2,567       2,870
  Printing and postage expenses.........      19,040      19,040      19,040      19,040       19,040      18,950      19,040
  Registration and filing fees..........         366         571         384         366          366         384         366
  Trustees' fees and expenses (Note
   2)...................................       1,921       1,830       1,830       1,830        1,466       1,931       1,830
  Other expenses........................       2,157       5,704       3,972       2,990          155       2,665       2,858
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total expenses before reimbursement
     and reductions.....................     413,062     699,947     249,870      88,655      141,839     390,019     407,149
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................     (15,992)         --     (63,577)    (44,850)     (47,923)     (3,077)    (43,012)
      Expense reductions (Notes 1 &
       5)...............................     (17,191)    (29,085)    (11,622)     (1,263)      (4,405)    (19,314)    (38,639)
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Total net expenses..................     379,879     670,862     174,671      42,542       89,511     367,628     325,498
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net investment income (loss)............   1,137,133    (159,179)    132,940      47,274      (45,203)    201,092     256,226
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain on investments......     331,192   7,950,400   2,631,325     433,070      734,600   1,558,862   1,271,333
  Net realized gain (loss) on foreign
   currency transactions................     253,048     131,767     (47,388)       (210)      (1,978)       (330)    (23,252)
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Net realized gain (loss) during the
     year...............................     584,240   8,082,167   2,583,937     432,860      732,622   1,558,532   1,248,081
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      20,456       3,633       2,710         145       (2,282)         --      (2,246)
  Net change in unrealized appreciation
   (depreciation) of investments........   3,228,349   1,763,783     826,703     211,063    1,760,818   4,688,367   7,190,989
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
    Net unrealized appreciation
     (depreciation) during the year.....   3,248,805   1,767,416     829,413     211,208    1,758,536   4,688,367   7,188,743
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   3,833,045   9,849,583   3,413,350     644,068    2,491,158   6,246,899   8,436,824
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
Net increase in net assets resulting
 from operations........................  $4,970,178  $9,690,404  $3,546,290   $ 691,342   $2,445,955  $6,447,991  $8,693,050
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
*Net of foreign withholding tax of......  $   74,410  $   19,315  $   11,959   $   3,008   $      920  $    1,044  $   30,313
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  ----------


                                           VARIABLE     MONEY      VARIABLE
                                            EUROPE      MARKET    INTERNATIONAL
                                             FUND        FUND        FUND
                                          ----------  ----------  -----------
Investment income:* (Note 1)
  Dividend income.......................  $  264,104          --   $  69,571
  Interest income.......................      47,426  $  832,921       4,764
  Other income..........................          --          --          --
                                          ----------  ----------  -----------
    Total investment income.............     311,530     832,921      74,335
                                          ----------  ----------  -----------
Expenses:
  Amortization of organization costs
   (Note 1).............................       6,280       6,280          --
  Audit fees............................      27,396      15,807      28,568
  Custodian fees (Note 1)...............      27,411       4,968      11,829
  Fund accounting fees (Note 2).........       4,997       3,883       1,137
  Investment management and
   administration fees (Note 2).........     200,116      76,778      45,476
  Legal fees............................       2,567       2,569       2,844
  Printing and postage expenses.........      19,040      16,040      19,040
  Registration and filing fees..........         384         166         366
  Trustees' fees and expenses (Note
   2)...................................       1,840       2,030       1,830
  Other expenses........................       3,966       2,153       2,139
                                          ----------  ----------  -----------
    Total expenses before reimbursement
     and reductions.....................     293,997     130,674     113,229
                                          ----------  ----------  -----------
      Expenses reimbursed by Chancellor
       LGT Asset Management, Inc. (Note
       2)...............................     (43,852)    (15,508)    (56,384)
      Expense reductions (Notes 1 &
       5)...............................      (9,946)         --      (4,131)
                                          ----------  ----------  -----------
    Total net expenses..................     240,199     115,166      52,714
                                          ----------  ----------  -----------
Net investment income (loss)............      71,331     717,755      21,621
                                          ----------  ----------  -----------
Net realized and unrealized gain (loss)
on investments and foreign currencies:
(Note 1)
  Net realized gain on investments......   3,023,234          --     144,521
  Net realized gain (loss) on foreign
   currency transactions................      51,785          --      73,839
                                          ----------  ----------  -----------
    Net realized gain (loss) during the
     year...............................   3,075,019          --     218,360
                                          ----------  ----------  -----------
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (10,428)         --       3,152
  Net change in unrealized appreciation
   (depreciation) of investments........   2,087,986          --     130,577
                                          ----------  ----------  -----------
    Net unrealized appreciation
     (depreciation) during the year.....   2,077,558          --     133,729
                                          ----------  ----------  -----------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies...........................   5,152,577          --     352,089
                                          ----------  ----------  -----------
Net increase in net assets resulting
 from operations........................  $5,223,908  $  717,755   $ 373,710
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------
*Net of foreign withholding tax of......  $   48,261  $        0   $   9,034
                                          ----------  ----------  -----------
                                          ----------  ----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F61

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1996

--------------------------------------------------------------------------------

                                                              GT GLOBAL
                                          -------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.        VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT      LATIN
                                            INCOME      INCOME       INCOME       AMERICA
                                             FUND        FUND         FUND          FUND
                                          ----------  ----------  -------------  ----------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $2,081,768  $  683,201   $   272,902   $  435,954
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................   1,924,934    (141,142)       26,233    1,989,181
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     137,267     120,434         2,603        5,649
  Net change in unrealized appreciation
   (depreciation) of investments........   1,136,746     (38,711)     (183,973)   2,060,350
                                          ----------  ----------  -------------  ----------
    Net increase (decrease) in net
     assets resulting from operations...   5,280,715     623,782       117,765    4,491,134
                                          ----------  ----------  -------------  ----------
Distributions to shareholders: (Note 1)
  From net investment income............  (1,851,306)   (706,141)     (262,014)    (613,467)
  From net realized gain on
   investments..........................    (153,457)         --            --           --
  In excess of net investment income....          --          --            --      (11,459)
                                          ----------  ----------  -------------  ----------
      Total distributions...............  (2,004,763)   (706,141)     (262,014)    (624,926)
                                          ----------  ----------  -------------  ----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  45,166,146   7,375,614     4,065,030   29,173,781
  Decrease from capital shares
   repurchased..........................  (42,069,061) (8,839,632)   (4,430,300) (29,883,182)
                                          ----------  ----------  -------------  ----------
    Net increase (decrease) from capital
     share transactions.................   3,097,085  (1,464,018)     (365,270)    (709,401)
                                          ----------  ----------  -------------  ----------
Total increase (decrease) in net
 assets.................................   6,373,037  (1,546,377)     (509,519)   3,156,807
Net assets:
  Beginning of period...................  25,344,884  11,943,746     5,992,445   19,770,846
                                          ----------  ----------  -------------  ----------
  End of period*........................  $31,717,921 $10,397,369  $ 5,482,926   $22,927,653
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------
  *Includes undistributed/accumulated
   net investment income (loss) of:.....  $  461,426  $  427,910   $    21,121   $        0
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------

                                                For the year ended December 31, 1995
                                                              GT GLOBAL
                                          -------------------------------------------------
                                                       VARIABLE     VARIABLE
                                           VARIABLE     GLOBAL        U.S.        VARIABLE
                                          STRATEGIC   GOVERNMENT   GOVERNMENT      LATIN
                                            INCOME      INCOME       INCOME       AMERICA
                                             FUND        FUND         FUND          FUND
                                          ----------  ----------  -------------  ----------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $2,222,005  $  759,147   $   244,379   $  805,458
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................    (462,051)    515,637        71,394   (6,500,262)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (75,200)    (69,644)           --       (8,565)
  Net change in unrealized appreciation
   (depreciation) of investments........   2,375,053     357,858       290,078     (500,292)
                                          ----------  ----------  -------------  ----------
    Net increase (decrease) in net
     assets resulting from operations...   4,059,807   1,562,998       605,851   (6,203,661)
                                          ----------  ----------  -------------  ----------
Distributions to shareholders: (Note 1)
  From net investment income............  (1,991,043)   (722,396)     (234,899)    (221,575)
  From net realized gain on
   investments..........................          --          --            --   (2,769,692)
  In excess of net realized gain on
   investments..........................          --          --            --           --
  Return of capital.....................          --          --            --           --
                                          ----------  ----------  -------------  ----------
      Total distributions...............  (1,991,043)   (722,396)     (234,899)  (2,991,267)
                                          ----------  ----------  -------------  ----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  24,191,843  12,649,938    20,665,939   38,533,313
  Decrease from capital shares
   repurchased..........................  (24,283,139) (11,200,397)  (17,459,191) (36,198,875)
                                          ----------  ----------  -------------  ----------
    Net increase (decrease) from capital
     share transactions.................     (91,296)  1,449,541     3,206,748    2,334,438
                                          ----------  ----------  -------------  ----------
Total increase (decrease) in net
 assets.................................   1,977,468   2,290,143     3,577,700   (6,860,490)
Net assets:
  Beginning of period...................  23,367,416   9,653,603     2,414,745   26,631,336
                                          ----------  ----------  -------------  ----------
  End of period**.......................  $25,344,884 $11,943,746  $ 5,992,445   $19,770,846
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------
  **Includes undistributed net
   investment income of:................  $  230,962  $   36,751   $    10,272   $  619,523
                                          ----------  ----------  -------------  ----------
                                          ----------  ----------  -------------  ----------

----------------

  + The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                                      F62

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                      For the year ended December 31, 1996

--------------------------------------------------------------------------------

                                                                               GT GLOBAL
                                          ------------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE       NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA      PACIFIC
                                             FUND        FUND        FUND        FUND         FUND        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $1,137,133  $ (159,179) $  132,940   $  47,274   $  (45,203) $  201,092  $   256,226
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     584,240   8,082,167   2,583,937     432,860      732,622   1,558,532    1,248,081
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      20,456       3,633       2,710         145       (2,282)         --       (2,246)
  Net change in unrealized appreciation
   (depreciation) of investments........   3,228,349   1,763,783     826,703     211,063    1,760,818   4,688,367    7,190,989
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
    Net increase (decrease) in net
     assets resulting from operations...   4,970,178   9,690,404   3,546,290     691,342    2,445,955   6,447,991    8,693,050
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............    (736,222)    (70,025)         --      (9,314)          --    (526,781)    (329,817)
  From net realized gain on
   investments..........................    (103,267) (6,373,965)         --     (17,455)          --  (4,953,885)          --
  In excess of net investment income....          --          --          --          --           --          --           --
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
      Total distributions...............    (839,489) (6,443,990)         --     (26,769)          --  (5,480,666)    (329,817)
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  29,950,604  43,828,906  32,771,217   7,252,525   33,416,057  60,951,545  177,020,035
  Decrease from capital shares
   repurchased..........................  (28,213,931) (34,595,566) (27,696,344) (3,457,346) (20,919,006) (57,915,239) (175,737,852)
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
    Net increase (decrease) from capital
     share transactions.................   1,736,673   9,233,340   5,074,873   3,795,179   12,497,051   3,036,306    1,282,183
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Total increase (decrease) in net
 assets.................................   5,867,362  12,479,754   8,621,163   4,459,752   14,943,006   4,003,631    9,645,416
Net assets:
  Beginning of period...................  30,565,401  50,778,075   8,982,761   1,594,218    1,364,947  37,642,978   23,024,784
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
  End of period**.......................  $36,432,763 $63,257,829 $17,603,924  $6,053,970  $16,307,953 $41,646,609 $32,670,200
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
  **Includes undistributed net
   investment income of:................  $  745,652  $        0  $   83,731   $  45,357   $        0  $  196,399  $   163,089
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------


                                           VARIABLE      MONEY      VARIABLE
                                            EUROPE      MARKET     INTERNATIONAL
                                             FUND        FUND         FUND
                                          ----------  -----------  ----------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $   71,331  $   717,755  $   21,621
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................   3,075,019           --     218,360
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (10,428)          --       3,152
  Net change in unrealized appreciation
   (depreciation) of investments........   2,087,986           --     130,577
                                          ----------  -----------  ----------
    Net increase (decrease) in net
     assets resulting from operations...   5,223,908      717,755     373,710
                                          ----------  -----------  ----------
Distributions to shareholders: (Note 1)
  From net investment income............    (155,793)    (717,755)       (526)
  From net realized gain on
   investments..........................          --           --     (14,157)
  In excess of net investment income....          --           --          --
                                          ----------  -----------  ----------
      Total distributions...............    (155,793)    (717,755)    (14,683)
                                          ----------  -----------  ----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  77,988,956  316,808,464   9,136,580
  Decrease from capital shares
   repurchased..........................  (74,160,899) (311,904,996) (8,376,359)
                                          ----------  -----------  ----------
    Net increase (decrease) from capital
     share transactions.................   3,828,057    4,903,468     760,221
                                          ----------  -----------  ----------
Total increase (decrease) in net
 assets.................................   8,896,172    4,903,468   1,119,248
Net assets:
  Beginning of period...................  15,640,877   14,890,592   3,662,600
                                          ----------  -----------  ----------
  End of period**.......................  $24,537,049 $19,794,060  $4,781,848
                                          ----------  -----------  ----------
                                          ----------  -----------  ----------
  **Includes undistributed net
   investment income of:................  $   67,215  $         0  $    6,759
                                          ----------  -----------  ----------
                                          ----------  -----------  ----------

----------------
  + The Variable Infrastructure and Variable Natural Resources Funds did not commence operations until January 31, 1995.


                                                                  For the year ended December 31, 1995
                                                                               GT GLOBAL
                                          ------------------------------------------------------------------------------------
                                           VARIABLE    VARIABLE    VARIABLE                 VARIABLE                VARIABLE
                                           GROWTH &    TELECOM-    EMERGING    VARIABLE     NATURAL     VARIABLE       NEW
                                            INCOME    MUNICATIONS  MARKETS    INFRASTRUCTURE RESOURCES  AMERICA      PACIFIC
                                             FUND        FUND        FUND        FUND+       FUND+        FUND        FUND
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $1,076,015  $   70,025  $  118,171   $   8,483   $   64,339  $  522,418  $   356,169
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................  (1,073,037)  6,258,812  (1,320,410)     14,143       (7,572)  4,769,966   (1,511,248)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................      (6,017)     (8,781)        119        (141)         600          --        2,804
  Net change in unrealized appreciation
   (depreciation) of investments........   4,101,938   2,438,359     714,821      12,250       61,043      96,985    1,718,248
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
    Net increase (decrease) in net
     assets resulting from operations...   4,098,899   8,758,415    (487,299)     34,735      118,410   5,389,369      565,973
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Distributions to shareholders: (Note 1)
  From net investment income............    (818,464)    (80,457)    (73,785)         --      (62,702)   (117,889)     (90,012)
  From net realized gain on
   investments..........................          --    (965,478)         --          --           --    (488,398)          --
  In excess of net realized gain on
   investments..........................          --          --          --          --       (4,775)         --           --
  Return of capital.....................          --          --     (16,304)         --           --          --           --
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
      Total distributions...............    (818,464) (1,045,935)    (90,089)         --      (67,477)   (606,287)     (90,012)
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  11,374,376  24,234,343  12,813,354   2,285,935    3,154,100  73,573,562   95,990,038
  Decrease from capital shares
   repurchased..........................  (9,669,648) (17,197,275) (10,519,830)   (826,452) (1,940,086) (55,970,932) (92,832,446)
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
    Net increase (decrease) from capital
     share transactions.................   1,704,728   7,037,068   2,293,524   1,459,483    1,214,014  17,602,630    3,157,592
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
Total increase (decrease) in net
 assets.................................   4,985,163  14,749,548   1,716,136   1,494,218    1,264,947  22,385,712    3,633,553
Net assets:
  Beginning of period...................  25,580,238  36,028,527   7,266,625     100,000      100,000  15,257,266   19,391,231
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
  End of period.........................  $30,565,401 $50,778,075 $8,982,761   $1,594,218  $1,364,947  $37,642,978 $23,024,784
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
  Includes undistributed net investment
   income of:...........................  $  344,740  $   70,025  $        0   $   7,607   $        0  $  522,417  $   314,449
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  -----------  ----------  ----------  -----------


                                           VARIABLE      MONEY      VARIABLE
                                            EUROPE      MARKET     INTERNATIONAL
                                             FUND        FUND         FUND
                                          ----------  -----------  ----------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)..........  $  171,620  $   818,843  $   30,463
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................    (670,205)          --    (314,341)
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................    (104,599)          --       7,389
  Net change in unrealized appreciation
   (depreciation) of investments........   2,040,475           --     312,493
                                          ----------  -----------  ----------
    Net increase (decrease) in net
     assets resulting from operations...   1,437,291      818,843      36,004
                                          ----------  -----------  ----------
Distributions to shareholders: (Note 1)
  From net investment income............    (154,451)    (818,843)    (30,792)
  From net realized gain on
   investments..........................          --           --      (5,018)
  In excess of net realized gain on
   investments..........................          --           --          --
  Return of capital.....................          --           --          --
                                          ----------  -----------  ----------
      Total distributions...............    (154,451)    (818,843)    (35,810)
                                          ----------  -----------  ----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  39,895,470  179,670,442  15,020,503
  Decrease from capital shares
   repurchased..........................  (40,557,920) (184,253,572) (13,587,017)
                                          ----------  -----------  ----------
    Net increase (decrease) from capital
     share transactions.................    (662,450)  (4,583,130)  1,433,486
                                          ----------  -----------  ----------
Total increase (decrease) in net
 assets.................................     620,390   (4,583,130)  1,433,680
Net assets:
  Beginning of period...................  15,020,487   19,473,722   2,228,920
                                          ----------  -----------  ----------
  End of period.........................  $15,640,877 $14,890,592  $3,662,600
                                          ----------  -----------  ----------
                                          ----------  -----------  ----------
  Includes undistributed net investment
   income of:...........................  $  151,677  $         0  $        0
                                          ----------  -----------  ----------
                                          ----------  -----------  ----------

----------------

    The accompanying notes are an integral part of the financial statements.

                                      F63

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------
                                                            VARIABLE STRATEGIC INCOME FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       11.86       $       10.82       $       14.57       $       12.00
                                     -----------------   -----------------   -----------------   -----------------
  Net investment income (loss).....           0.95(a)             1.07(b)             1.71(c)             0.61(d)
  Net realized and unrealized gain
   (loss) on investments...........           1.50                0.93               (4.17)               2.57
                                     -----------------   -----------------   -----------------   -----------------
    Net increase (decrease)
     resulting from operations.....           2.45                2.00               (2.46)               3.18
                                     -----------------   -----------------   -----------------   -----------------
Distributions to shareholders:
  From net investment income.......          (0.85)              (0.96)              (0.79)              (0.61)
  From net realized gain on
   investments.....................          (0.08)                 --               (0.45)                 --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --               (0.05)                 --
                                     -----------------   -----------------   -----------------   -----------------
    Total distributions............          (0.93)              (0.96)              (1.29)              (0.61)
                                     -----------------   -----------------   -----------------   -----------------
Net asset value, end of period.....  $       13.38       $       11.86       $       10.82       $       14.57
                                     -----------------   -----------------   -----------------   -----------------
                                     -----------------   -----------------   -----------------   -----------------
Total investment return  (f) +.....          21.58%              19.50%             (17.09)%              27.5%
                                     -----------------   -----------------   -----------------   -----------------
                                     -----------------   -----------------   -----------------   -----------------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      31,718       $      25,345       $      23,367       $      18,089
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           7.74%               9.59%               7.58%                6.6%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           7.59%               9.35%               7.43%                6.3%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                5.2%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.99%               1.00%               1.00%                0.5%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.14%               1.24%               1.15%                0.9%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                1.9%
Portfolio turnover ++..............            210%                193%                313%                245%
Average commission rate per share
 paid on portfolio transactions....            N/A                 N/A                 N/A                 N/A

--------------------------------------------------------------------------------

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------
                                                              VARIABLE LATIN AMERICA FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       12.42       $       19.17       $       17.68       $       12.00
                                     -----------------   -----------------   -----------------        --------
  Net investment income (loss).....           0.27(a)             0.51(b)             0.11(c)             0.04(d)
  Net realized and unrealized gain
   (loss) on investments...........           2.49               (5.10)               1.49                5.64
                                     -----------------   -----------------   -----------------        --------
    Net increase (decrease)
     resulting from operations.....           2.76               (4.59)               1.60                5.68
                                     -----------------   -----------------   -----------------        --------
Distributions to shareholders:
  From net investment income.......          (0.37)              (0.16)              (0.04)                 --
  From net realized gain on
   investments.....................             --               (2.00)              (0.07)                 --
  In excess of net investment
   income..........................          (0.01)                 --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Total distributions............          (0.38)              (2.16)              (0.11)                 --
                                     -----------------   -----------------   -----------------        --------
Net asset value, end of period.....  $       14.80       $       12.42       $       19.17       $       17.68
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Total investment return  (f) +.....          22.48%             (24.14)%              9.14%               47.3%
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      22,928       $      19,771       $      26,631       $       8,240
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.94%               4.43%               0.82%                1.0%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.69%               3.92%               0.49%                0.4%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%               (2.5)%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.17%               1.18%               1.25%                0.7%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.42%               1.69%               1.58%                1.3%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                4.2%
Portfolio turnover ++..............            102%                140%                185%                 78%
Average commission rate per share
 paid on portfolio transactions....  $      0.0002                 N/A                 N/A                 N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.08 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, and $0.01 for the Variable Growth & Income Fund (Note
     2).
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.07 for the Variable Global Government Income Fund, $0.14 for the Variable U.S. Government Income Fund, $0.06 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.04 for the Variable Strategic Income Fund, $0.08 for the Variable Global Government Income Fund, $0.48 for the Variable U.S. Government Income Fund, $0.04 for the Variable Latin America Fund, $0.03 for the Variable Growth & Income Fund, and $0.01 for the Variable Telecommunications Fund (Note 2).

    The accompanying notes are an integral part of the financial statements.
                                      F64

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------
                                                        VARIABLE GLOBAL GOVERNMENT INCOME FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       11.51       $       10.63       $       12.53       $       12.00
                                     -----------------   -----------------        --------            --------
  Net investment income (loss).....           0.72(a)             0.79(b)             0.77(c)             0.57(d)
  Net realized and unrealized gain
   (loss) on investments...........          (0.06)               0.84               (1.85)               0.52
                                     -----------------   -----------------        --------            --------
    Net increase (decrease)
     resulting from operations.....           0.66                1.63               (1.08)               1.09
                                     -----------------   -----------------        --------            --------
Distributions to shareholders:
  From net investment income.......          (0.74)              (0.75)              (0.73)              (0.56)
  From net realized gain on
   investments.....................             --                  --                  --                  --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --               (0.09)                 --
                                     -----------------   -----------------        --------            --------
    Total distributions............          (0.74)              (0.75)              (0.82)              (0.56)
                                     -----------------   -----------------        --------            --------
Net asset value, end of period.....  $       11.43       $       11.51       $       10.63       $       12.53
                                     -----------------   -----------------        --------            --------
                                     -----------------   -----------------        --------            --------
Total investment return  (f) +.....           6.17%              15.85%              (8.70)%               9.5%
                                     -----------------   -----------------        --------            --------
                                     -----------------   -----------------        --------            --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      10,397       $      11,944       $       9,654       $       6,136
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           6.32%               7.03%               6.89%                6.1%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           5.80%               6.37%               6.21%                5.5%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                2.4%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.95%               1.00%               1.00%                0.5%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.47%               1.66%               1.68%                1.1%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                4.2%
Portfolio turnover ++..............            235%                394%                350%                298%
Average commission rate per share
 paid on portfolio transactions....            N/A                 N/A                 N/A                 N/A

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------

                                                         VARIABLE U.S. GOVERNMENT INCOME FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       11.74       $       10.79       $       12.23       $       12.00
                                          --------            --------            --------            --------
  Net investment income (loss).....           0.60(a)             0.62(b)             0.63(c)             0.53(d)
  Net realized and unrealized gain
   (loss) on investments...........          (0.35)               0.93               (1.39)               0.23
                                          --------            --------            --------            --------
    Net increase (decrease)
     resulting from operations.....           0.25                1.55               (0.76)               0.76
                                          --------            --------            --------            --------
Distributions to shareholders:
  From net investment income.......          (0.58)              (0.60)              (0.62)              (0.53)
  From net realized gain on
   investments.....................             --                  --               (0.06)                 --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                          --------            --------            --------            --------
    Total distributions............          (0.58)              (0.60)              (0.68)              (0.53)
                                          --------            --------            --------            --------
Net asset value, end of period.....  $       11.41       $       11.74       $       10.79       $       12.23
                                          --------            --------            --------            --------
                                          --------            --------            --------            --------
Total investment return  (f) +.....           2.23%              14.73%              (6.27)%               6.4%
                                          --------            --------            --------            --------
                                          --------            --------            --------            --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $       5,483       $       5,992       $       2,415       $         974
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           5.24%               5.43%               5.53%                5.3%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           4.49%               3.87%               1.29%                3.4%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%               (6.9)%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.00%               1.00%               0.38%                0.0%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.75%               2.56%               4.63%                1.9%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%               12.3%
Portfolio turnover ++..............             49%                186%                 34%                 81%
Average commission rate per share
 paid on portfolio transactions....            N/A                 N/A                 N/A                 N/A

--------------------------------------------------------------------------------

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------
                                                             VARIABLE GROWTH & INCOME FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       14.57       $       12.99       $       13.77       $       12.00
                                     -----------------   -----------------   -----------------   -----------------
  Net investment income (loss).....           0.53(a)             0.52(b)             0.46(c)             0.31(d)
  Net realized and unrealized gain
   (loss) on investments...........           1.81                1.46               (0.85)               1.79
                                     -----------------   -----------------   -----------------   -----------------
    Net increase (decrease)
     resulting from operations.....           2.34                1.98               (0.39)               2.10
                                     -----------------   -----------------   -----------------   -----------------
Distributions to shareholders:
  From net investment income.......          (0.35)              (0.40)              (0.39)              (0.28)
  From net realized gain on
   investments.....................          (0.05)                 --                  --               (0.05)
  In excess of net investment
   income..........................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------   -----------------
    Total distributions............          (0.40)              (0.40)              (0.39)              (0.33)
                                     -----------------   -----------------   -----------------   -----------------
Net asset value, end of period.....  $       16.51       $       14.57       $       12.99       $       13.77
                                     -----------------   -----------------   -----------------   -----------------
                                     -----------------   -----------------   -----------------   -----------------
Total investment return  (f) +.....          16.33%              15.49%              (2.85)%              17.8%
                                     -----------------   -----------------   -----------------   -----------------
                                     -----------------   -----------------   -----------------   -----------------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      36,433       $      30,565       $      25,580       $      11,677
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           3.58%               3.87%               3.69%                3.2%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           3.48%               3.66%               3.45%                2.7%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                1.1%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.20%               1.23%               1.25%                0.6%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.30%               1.44%               1.49%                1.2%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                2.8%
Portfolio turnover ++..............             57%                 73%                 53%                 17%
Average commission rate per share
 paid on portfolio transactions....  $      0.0147                 N/A                 N/A                 N/A

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------

                                                           VARIABLE TELECOMMUNICATIONS FUND
                                     -----------------------------------------------------------------------------

                                                            YEAR ENDED                           OCTOBER 18, 1993
                                                           DECEMBER 31,                          (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       16.87       $       13.98       $       13.07       $       12.00
                                     -----------------   -----------------   -----------------        --------
  Net investment income (loss).....          (0.05)               0.02(b)             0.01(c)             0.04(d)
  Net realized and unrealized gain
   (loss) on investments...........           3.31                3.26                0.92                1.03
                                     -----------------   -----------------   -----------------        --------
    Net increase (decrease)
     resulting from operations.....           3.26                3.28                0.93                1.07
                                     -----------------   -----------------   -----------------        --------
Distributions to shareholders:
  From net investment income.......          (0.02)              (0.03)              (0.02)                 --
  From net realized gain on
   investments.....................          (1.97)              (0.36)                 --                  --
  In excess of net investment
   income..........................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Total distributions............          (1.99)              (0.39)              (0.02)                 --
                                     -----------------   -----------------   -----------------        --------
Net asset value, end of period.....  $       18.14       $       16.87       $       13.98       $       13.07
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Total investment return  (f) +.....          19.34%              23.66%               7.15%                8.9%
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      63,258       $      50,778       $      36,029       $       7,903
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............          (0.26)%              0.16%               0.31%                2.5%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................          (0.31)%              0.10%               0.07%                2.3%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                1.6%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.12%               1.20%               1.25%                0.9%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.17%               1.26%               1.49%                1.1%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                1.8%
Portfolio turnover ++..............             77%                 70%                 81%                 20%
Average commission rate per share
 paid on portfolio transactions....  $      0.0068                 N/A                 N/A                 N/A

------------------------

 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.03 for the Variable Strategic Income Fund, $0.06 for the Variable Global Government Income Fund, $0.19 for the Variable U.S. Government Income Fund, $0.02 for the Variable Latin America Fund, $0.05 for the Variable Growth & Income Fund, and $0.00 for the Variable Telecommunications Fund (Note 2).
 (e) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.
  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F65

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             GT GLOBAL
                                     ---------------------------------------------------------
                                                  VARIABLE EMERGING MARKETS FUND
                                     ---------------------------------------------------------
                                                  YEAR ENDED                   JULY 5, 1994
                                                 DECEMBER 31,                (COMMENCEMENT OF
                                     -------------------------------------    OPERATIONS) TO
                                           1996                1995          DECEMBER 31, 1994
                                     -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       10.88       $       11.89       $       12.00
                                     -----------------        --------            --------
  Net investment income (loss).....           0.11(a)             0.14(b)             0.07(c)
  Net realized and unrealized gain
   (loss) on investments...........           3.27               (1.04)              (0.05)
                                     -----------------        --------            --------
    Net increase (decrease)
     resulting from operations.....           3.38               (0.90)               0.02
                                     -----------------        --------            --------
Distributions to shareholders:
  From net investment income.......             --               (0.09)              (0.07)
  From net realized gain on
   investments.....................             --                  --                  --
  In excess of net realized gain on
   investments.....................             --                  --               (0.06)
  Return of capital................             --               (0.02)                 --
                                     -----------------        --------            --------
    Total distributions............             --               (0.11)              (0.13)
                                     -----------------        --------            --------
Net asset value, end of period.....  $       14.26       $       10.88       $       11.89
                                     -----------------        --------            --------
                                     -----------------        --------            --------
Total investment return  (f) +.....          31.07%              (7.54)%              0.12%
                                     -----------------        --------            --------
                                     -----------------        --------            --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      17,604       $       8,983       $       7,267
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.89%               1.55%               4.10%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           0.39%               0.51%              (0.20)%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.18%               1.18%               0.00%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.68%               2.22%               4.30%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%
Portfolio turnover ++..............            216%                210%                117%
Average commission rate per share
 paid on portfolio transactions....  $      0.0021                 N/A                 N/A

                                                   GT GLOBAL
                                     -------------------------------------

                                         VARIABLE INFRASTRUCTURE FUND
                                     -------------------------------------
                                                         JANUARY 31, 1995
                                                         (COMMENCEMENT OF
                                        YEAR ENDED        OPERATIONS) TO
                                     DECEMBER 31, 1996   DECEMBER 31, 1995
                                     -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       13.27       $       12.00
                                     -----------------   -----------------
  Net investment income (loss).....           0.11(a)             0.07(b)
  Net realized and unrealized gain
   (loss) on investments...........           3.19                1.20
                                     -----------------   -----------------
    Net increase (decrease)
     resulting from operations.....           3.30                1.27
                                     -----------------   -----------------
Distributions to shareholders:
  From net investment income.......          (0.03)                 --
  From net realized gain on
   investments.....................          (0.07)                 --
  In excess of net realized gain on
   investments.....................             --                  --
  Return of capital................             --                  --
                                     -----------------   -----------------
    Total distributions............          (0.10)                 --
                                     -----------------   -----------------
Net asset value, end of period.....  $       16.47       $       13.27
                                     -----------------   -----------------
                                     -----------------   -----------------
Total investment return  (f) +.....          24.88%              10.58%
                                     -----------------   -----------------
                                     -----------------   -----------------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $       6,054       $       1,594
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.35%               1.24%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           0.03%              (6.11)%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.21%               1.22%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           2.53%               8.57%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%
Portfolio turnover ++..............             76%                 38%
Average commission rate per share
 paid on portfolio transactions....  $      0.0101                 N/A

--------------------------------------------------------------------------------

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------
                                                                 VARIABLE EUROPE FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       16.52       $       15.22       $       15.33       $       12.00
                                     -----------------   -----------------   -----------------        --------
  Net investment income (loss).....           0.05(a)             0.18(b)             0.16(c)             0.05(d)
  Net realized and unrealized gain
   (loss) on investments...........           4.93                1.28               (0.25)               3.28
                                     -----------------   -----------------   -----------------        --------
    Net increase (decrease)
     resulting from operations.....           4.98                1.46               (0.09)               3.33
                                     -----------------   -----------------   -----------------        --------
Distributions to shareholders:
  From net investment income.......          (0.16)              (0.16)                 --                  --
  From net realized gain on
   investments.....................             --                  --               (0.02)                 --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Total distributions............          (0.16)              (0.16)              (0.02)                 --
                                     -----------------   -----------------   -----------------        --------
Net asset value, end of period.....  $       21.34       $       16.52       $       15.22       $       15.33
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Total investment return  (f) +.....          30.25%               9.66%              (0.59)%              27.8%
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      24,537       $      15,641       $      15,020       $       5,410
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.36%               1.12%               1.48%                1.1%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           0.09%               0.60%               1.07%                0.4%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%               (2.8)%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.20%               1.20%               1.25%                0.7%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.47%               1.72%               1.66%                1.4%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                4.6%
Portfolio turnover ++..............             56%                123%                 61%                 27%
Average commission rate per share
 paid on portfolio transactions....  $      0.0313                 N/A                 N/A                 N/A

------------------------

 (a) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.05 for the Variable Emerging Markets Fund, $0.19 for the Variable Infrastructure Fund, $0.11 for the Variable Natural Resources Fund, $0.04 for the Variable New Pacific Fund, $0.04 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.14 for the Variable International Fund.
 (b) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.09 for the Variable Emerging Markets Fund, $0.42 for the Variable Infrastructure Fund, $0.47 for the Variable Natural Resources Fund, $0.01 for the Variable America Fund, $0.04 for the Variable New Pacific Fund, $0.08 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.22 for the Variable International Fund (Note 2).
 (c) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.07 for the Variable Emerging Markets Fund, $0.28 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, $0.04 for the Variable Europe Fund, $0.00 for the Money Market Fund, and $0.11 for the Variable International Fund (Note 2).
 (d) Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.10 for the Variable America Fund, $0.03 for the Variable New Pacific Fund, $0.03 for the Variable Europe Fund, and $0.01 for the Money Market Fund (Note 2).
 (e) During the period ended December 31, 1993, Chancellor LGT Asset Management, Inc. voluntarily assumed certain expenses for the Funds (Note 2).
 (f) Total return information does not reflect expenses that apply to the Separate Accounts or the related insurance contracts, and inclusion of these charges would reduce the total return figures for all periods shown.

    The accompanying notes are an integral part of the financial statements.
                                      F66

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

--------------------------------------------------------------------------------

                                                   GT GLOBAL
                                     -------------------------------------
                                        VARIABLE NATURAL RESOURCES FUND
                                     -------------------------------------
                                                         JANUARY 31, 1995
                                        YEAR ENDED       (COMMENCEMENT OF
                                       DECEMBER 31,       OPERATIONS) TO
                                           1996          DECEMBER 31, 1995
                                     -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       13.88       $       12.00
                                     -----------------        --------
  Net investment income (loss).....          (0.06) (a)           0.73(b)
  Net realized and unrealized gain
   (loss) on investments...........           7.16                1.91
                                     -----------------        --------
    Net increase (decrease)
     resulting from operations.....           7.10                2.64
                                     -----------------        --------
Distributions to shareholders:
  From net investment income.......             --               (0.71)
  From net realized gain on
   investments.....................             --                  --
  In excess of net realized gain on
   investments.....................             --               (0.05)
  Return of capital................             --                  --
                                     -----------------        --------
    Total distributions............             --               (0.76)
                                     -----------------        --------
Net asset value, end of period.....  $       20.98       $       13.88
                                     -----------------        --------
                                     -----------------        --------
Total investment return  (f) +.....          51.15%              22.20%
                                     -----------------        --------
                                     -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      16,308       $       1,365
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............          (0.60)%             10.87%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................          (1.30)%              2.94%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.19%               1.14%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.89%               9.07%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%
Portfolio turnover ++..............            199%                875%
Average commission rate per share
 paid on portfolio transactions....  $      0.0164                 N/A

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------

                                                                 VARIABLE AMERICA FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       19.46       $       15.81       $       13.75       $       12.00
                                     -----------------   -----------------   -----------------        --------
  Net investment income (loss).....           0.12(a)             0.21(b)             0.48(c)             1.11(d)
  Net realized and unrealized gain
   (loss) on investments...........           3.18                3.80                2.08                0.64
                                     -----------------   -----------------   -----------------        --------
    Net increase (decrease)
     resulting from operations.....           3.30                4.01                2.56                1.75
                                     -----------------   -----------------   -----------------        --------
Distributions to shareholders:
  From net investment income.......          (0.30)              (0.07)              (0.50)                 --
  From net realized gain on
   investments.....................          (2.75)              (0.29)                 --                  --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Total distributions............          (3.05)              (0.36)              (0.50)                 --
                                     -----------------   -----------------   -----------------        --------
Net asset value, end of period.....  $       19.71       $       19.46       $       15.81       $       13.75
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Total investment return  (f) +.....          18.55%              25.37%              18.88%               14.7%
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      41,647       $      37,643       $      15,257       $       1,700
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.52%               1.66%               1.83%               14.1%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           0.46%               1.60%               0.76%               12.8%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                7.6%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.95%               1.00%               0.98%                0.0%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.01%               1.06%               2.05%                1.3%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                6.5%
Portfolio turnover ++..............            248%                 79%                139%                831%
Average commission rate per share
 paid on portfolio transactions....  $      0.0531                 N/A                 N/A                 N/A

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------

                                                               VARIABLE NEW PACIFIC FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       13.92       $       14.01       $       16.07       $       12.00
                                     -----------------   -----------------   -----------------        --------
  Net investment income (loss).....           0.13(a)             0.20(b)             0.08(c)             0.04(d)
  Net realized and unrealized gain
   (loss) on investments...........           4.16               (0.23)              (2.08)               4.03
                                     -----------------   -----------------   -----------------        --------
    Net increase (decrease)
     resulting from operations.....           4.29               (0.03)              (2.00)               4.07
                                     -----------------   -----------------   -----------------        --------
Distributions to shareholders:
  From net investment income.......          (0.19)              (0.06)              (0.06)                 --
  From net realized gain on
   investments.....................             --                  --                  --                  --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Total distributions............          (0.19)              (0.06)              (0.06)                 --
                                     -----------------   -----------------   -----------------        --------
Net asset value, end of period.....  $       18.02       $       13.92       $       14.01       $       16.07
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Total investment return  (f) +.....          30.97%              (0.21)%            (12.47)%              33.9%
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      32,670       $      23,025       $      19,391       $       7,945
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.88%               1.27%               0.83%                0.9%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           0.60%               1.74%               0.48%                0.3%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%               (2.0)%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.12%               1.14%               1.25%                0.6%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           1.40%               1.61%               1.60%                1.3%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                3.6%
Portfolio turnover ++..............             70%                 67%                 30%                 15%
Average commission rate per share
 paid on portfolio transactions....  $      0.0071                 N/A                 N/A                 N/A

--------------------------------------------------------------------------------

                                                                       GT GLOBAL
                                     -----------------------------------------------------------------------------
                                                                   MONEY MARKET FUND
                                     -----------------------------------------------------------------------------
                                                                                                 FEBRUARY 10, 1993
                                                      YEAR ENDED DECEMBER 31,                    (COMMENCEMENT OF
                                     ---------------------------------------------------------    OPERATIONS) TO
                                           1996                1995                1994          DECEMBER 31, 1993
                                     -----------------   -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $        1.00       $        1.00       $        1.00       $        1.00
                                     -----------------   -----------------   -----------------        --------
  Net investment income (loss).....           0.05(a)             0.05(b)             0.03(c)             0.03(d)
  Net realized and unrealized gain
   (loss) on investments...........             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Net increase (decrease)
     resulting from operations.....           0.05                0.05                0.03                0.03
                                     -----------------   -----------------   -----------------        --------
Distributions to shareholders:
  From net investment income.......          (0.05)              (0.05)              (0.03)              (0.03)
  From net realized gain on
   investments.....................             --                  --                  --                  --
  In excess of net realized gain on
   investments.....................             --                  --                  --                  --
  Return of capital................             --                  --                  --                  --
                                     -----------------   -----------------   -----------------        --------
    Total distributions............          (0.05)              (0.05)              (0.03)              (0.03)
                                     -----------------   -----------------   -----------------        --------
Net asset value, end of period.....  $        1.00       $        1.00       $        1.00       $        1.00
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Total investment return  (f) +.....           4.75%               5.26%               3.48%                2.6%
                                     -----------------   -----------------   -----------------        --------
                                     -----------------   -----------------   -----------------        --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $      19,794       $      14,891       $      19,474       $       3,775
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           4.67%               5.15%               3.70%                2.9%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           4.57%               4.85%               3.64%                2.1%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%               (2.6)%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.75%               0.75%               0.75%                0.2%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           0.85%               1.05%               0.81%                1.0%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%                5.7%
Portfolio turnover ++..............            N/A                 N/A                 N/A                 N/A
Average commission rate per share
 paid on portfolio transactions....            N/A                 N/A                 N/A                 N/A

                                                             GT GLOBAL
                                     ---------------------------------------------------------

                                                    VARIABLE INTERNATIONAL FUND
                                     ---------------------------------------------------------

                                                  YEAR ENDED                   JULY 5, 1994
                                                 DECEMBER 31,                (COMMENCEMENT OF
                                     -------------------------------------    OPERATIONS) TO
                                           1996                1995          DECEMBER 31, 1994
                                     -----------------   -----------------   -----------------
Per Share Operating Performance:
Net asset value, beginning of
 period............................  $       11.01       $       11.25       $       12.00
                                     -----------------        --------            --------
  Net investment income (loss).....           0.05(a)             0.09(b)             0.06(c)
  Net realized and unrealized gain
   (loss) on investments...........           0.89               (0.22)              (0.76)
                                     -----------------        --------            --------
    Net increase (decrease)
     resulting from operations.....           0.94               (0.13)              (0.70)
                                     -----------------        --------            --------
Distributions to shareholders:
  From net investment income.......             --               (0.09)              (0.05)
  From net realized gain on
   investments.....................          (0.04)              (0.02)                 --
  In excess of net realized gain on
   investments.....................             --                  --                  --
  Return of capital................             --                  --                  --
                                     -----------------        --------            --------
    Total distributions............          (0.04)              (0.11)              (0.05)
                                     -----------------        --------            --------
Net asset value, end of period.....  $       11.91       $       11.01       $       11.25
                                     -----------------        --------            --------
                                     -----------------        --------            --------
Total investment return  (f) +.....           8.52%              (1.14)%             (5.81)%
                                     -----------------        --------            --------
                                     -----------------        --------            --------
Ratios and supplemental data:
Net assets, end of period (in
 000's)............................  $       4,782       $       3,663       $       2,229
Ratio of net investment income
 (loss) to average net assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           0.48%               0.93%               3.33%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................          (0.86)%             (1.35)%             (2.56)%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%
Ratio of expenses to average net
 assets:
  With reimbursement by Chancellor
   LGT and expense reductions
   (Notes 1, 2, & 5) ++............           1.15%               1.25%               0.69%
  Without reimbursement by
   Chancellor LGT and expense
   reductions ++...................           2.49%               3.53%               6.58%
  Without expenses assumed by
   Chancellor LGT  (e) ++..........             --%                 --%                 --%
Portfolio turnover ++..............             92%                107%                 17%
Average commission rate per share
 paid on portfolio transactions....  $      0.0156                 N/A                 N/A

------------------------

  +  Not annualized for periods of less than one year.
 ++  Annualized for periods of less than one year.
N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.
                                      F67

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Variable Investment Series and GT Global Variable Investment Trust ("Companies") were organized as Massachusetts business trusts on May 26, 1992 and September 17, 1992, respectively. The Companies are registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. The GT Global Variable Investment Series operates as a series company currently issuing five classes of shares of beneficial interest:
GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund, GT Global Variable International Fund and GT Global Money Market Fund. GT Global Variable Investment Trust operates as a series company currently issuing nine classes of shares of beneficial interest: GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, GT Global Variable U.S. Government Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Telecommunications Fund, GT Global Variable Infrastructure Fund, and GT Global Variable Natural Resources Fund. (The classes of shares of beneficial interest for the two companies are referred to herein collectively as the "Funds".) Each of the Funds is classified as a diversified management investment company, except for GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund and GT Global Variable Global Government Income Fund, which are each registered as a non-diversified management investment company under the 1940 Act.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by, or under the direction of, each of the Companies' Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by, or under the direction of, the Companies' Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Funds, it is the Funds' policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Funds under each agreement at its maturity.

                                      F68

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the Forward Contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Funds' "Statements of Assets and Liabilities." The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Funds may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statements of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium received. A Fund can write options only on a covered bases, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Funds may use options to manage their exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which a Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If a Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund may use futures contracts to manage its exposure to the stock or bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to the collection of withholding tax rebate, income is recorded net of all withholding tax with any rebate recorded when received. A Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. For the Money Market Fund, dividends are declared daily and paid monthly from net investment income. The Variable Strategic Income Fund, Variable Global Government Income Fund and Variable U.S. Government Income Fund declare and pay dividends from net investment income, if any, monthly. The Variable Growth & Income Fund declares and pays dividends from net investment income, if any, quarterly. The Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Europe

                                      F69

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

Fund, Variable Emerging Markets Fund, Variable International Fund, Variable America Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund declare and pay dividends from net investment income, if any, annually. With respect to each Fund, dividends from net realized capital gains, if any, are normally declared and paid annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(I) TAXES
It is the policy of the Funds to continue to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or for excise tax on income and capital gains. The following funds have capital loss carryforwards:

                                                              CAPITAL LOSS   EXPIRES IN
GT GLOBAL FUNDS                                               CARRYFORWARD      YEAR
------------------------------------------------------------  ------------   ----------
Variable Strategic Income...................................   $1,392,386       2002
                  ..........................................      820,482       2003
Variable Global Government Income...........................    1,139,600       2002
Variable Latin America......................................    3,544,129       2003
Variable Growth and Income..................................      924,355       2003
Variable New Pacific........................................      562,115       2003
Variable International......................................       77,169       2003

(J) DEFERRED ORGANIZATIONAL EXPENSES
Costs incurred by GT Global Variable Investment Series and Trust in connection with their organization, which aggregated $125,333 and $188,000, respectively, are being amortized on a straight-line basis for a five year period. While the Manager has advanced certain of the Companies' organizational costs incurred to date, the Companies may reimburse the Manager for the amount of these advances. In the event that the Manager redeems any of the initial 2,083.333 shares of each of the Variable New Pacific Fund, Variable Europe Fund and Variable America Fund; or the initial 25,000 shares of Money Market Fund; or the initial 1,666.667 shares of each of the Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund, Variable Latin America Fund and the Variable Growth & Income Fund; or the initial 1.000 share of the Variable Telecommunications Fund, within the five year amortization period, the respective Fund's unamortized organizational expenses allocable to the shares redeemed will be deducted from the Manager's redemption proceeds.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Funds may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
Certain of the Funds are permitted to invest in a limited amount of privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding 144A issues) are shown at the end of the Portfolio of Investments for each Fund, if any.

(N) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Variable Strategic Income Fund has purchased and sold when-issue securities during the year ended December 31, 1996, and has set aside sufficient cash and liquid securities as collateral for these commitments.

                                      F70

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

(O) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                                                                             YEAR ENDED
                                                                                            DECEMBER 31,
                                                                   DECEMBER 31, 1996            1996
                                                              ----------------------------  ------------
                                                              AGGREGATE VALUE      CASH         FEES
GT GLOBAL                                                         ON LOAN       COLLATERAL    RECEIVED
------------------------------------------------------------  ---------------   ----------  ------------
Variable Strategic Income Fund..............................    $1,940,190      $2,082,839    $ 3,554
Variable Global Government Income Fund......................     2,463,399       2,625,278      5,008
Variable U.S. Government Income Fund........................            --              --         --
Variable Latin America Fund.................................       454,063         512,900      6,978
Variable Growth & Income Fund...............................     2,881,784       3,009,362     13,948
Variable Telecommunications Fund............................     3,122,488       3,293,000     21,082
Variable Emerging Markets Fund..............................        13,200          14,400        259
Variable Infrastructure Fund................................       144,800         151,200        611
Variable Natural Resources Fund.............................       322,625         330,600      1,541
Variable America Fund.......................................     1,633,776       1,695,100      5,336
Variable New Pacific Fund...................................     3,361,947       3,588,044     15,419
Variable Europe Fund........................................     1,780,815       1,859,691      4,867
Money Market Fund...........................................            --              --         --
Variable International Fund.................................        34,100          37,400        598

For international securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Funds against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' custodian fees.

(P) BORROWINGS
On December 31, 1996, the GT Global Variable Europe Fund borrowed $239,000 at a money market rate from the Bank of Boston. For the year ended December 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the GT Global Variable Europe Fund was $239,000 with a weighted average interest rate of 8.00%. Interest incurred on this loan for the year ended December 31, 1996, was $53, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Money Market Fund pays the Manager an investment management and administration fee at the annualized rate of 0.50% of that Fund's average daily net assets. The Variable Strategic Income Fund, Variable Global Government Income Fund, Variable U.S. Government Income Fund and Variable America Fund each pays the Manager an investment management and administration fee at the annualized rate of 0.75% of the Fund's average daily net assets. The Variable Growth & Income Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable New Pacific Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Europe Fund, Variable Infrastructure Fund, and Variable Natural Resources Fund each pays the Manager an investment management and administration fee at the annualized rate of 1.00% of its average daily net assets. All fees are computed daily and paid monthly.

The Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable New Pacific Fund, Variable Europe Fund, Variable Latin America Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable International Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, and the Variable Growth & Income Fund to 1.25% of their respective average daily net assets. In addition, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of each of the Variable Strategic Income Fund, The Variable Global Government Income Fund, the Variable U.S. Government Income Fund, and the Variable America Fund to 1.00% of their respective average daily net assets. Likewise, the Manager has undertaken to limit the total operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary items) of the Money Market Fund to 0.75% of its average daily net assets. From time to time, the Manager in its sole discretion may waive its fees and/or voluntarily assume certain Fund expenses.

All general expenses of the Companies and joint expenses of the Funds are allocated among the Funds on a basis deemed fair and equitable.

                                      F71

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

GT Global, Inc. ("GT Global"), an affiliate of the Manager, is the Funds' distributor. GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the Funds' transfer agent.

GT Global is the principal underwriter of the Variable Annuity Contracts. Underwriting commissions retained by GT Global are as follows:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1996
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $21,150
Variable Global Government Income Fund......................         5,111
Variable U.S. Government Income Fund........................         5,338
Variable Latin America Fund.................................        13,187
Variable Growth & Income Fund...............................        15,592
Variable Telecommunications Fund............................        44,208
Variable Emerging Markets Fund..............................        19,804
Variable Infrastructure Fund................................        11,132
Variable Natural Resources Fund.............................        79,433
Variable America Fund.......................................        24,619
Variable New Pacific Fund...................................        22,983
Variable Europe Fund........................................        11,429
Money Market Fund...........................................        36,723
Variable International Fund.................................         2,917

The Manager is the pricing and accounting agent for the Funds. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of each of the Funds' average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Companies pay each of their Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by Fund, for the year ended December 31, 1996:

                       PURCHASES AND SALES OF SECURITIES

                                                                        PURCHASES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $7,294,996      $ 45,486,859
Variable Global Government Income Fund......................     5,027,119        17,688,277
Variable U.S. Government Income Fund........................     2,885,648         1,044,686
Variable Latin America Fund.................................            --        21,190,544
Variable Growth & Income Fund...............................     1,566,614        17,308,032
Variable Telecommunications Fund............................            --        49,088,166
Variable Emerging Markets Fund..............................            --        32,878,236
Variable Infrastructure Fund................................            --         5,673,858
Variable Natural Resources Fund.............................            --        24,630,748
Variable America Fund.......................................            --        84,120,105
Variable New Pacific Fund...................................            --        19,734,764
Variable Europe Fund........................................            --        12,759,407
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         4,892,948

                                      F72

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                                          SALES
                                                              ------------------------------
GT GLOBAL                                                     U.S. GOVERNMENT   OTHER ISSUES
------------------------------------------------------------  ---------------   ------------
Variable Strategic Income Fund..............................    $8,177,845      $ 43,849,660
Variable Global Government Income Fund......................     5,545,981        19,533,176
Variable U.S. Government Income Fund........................     2,165,773                --
Variable Latin America Fund.................................            --        20,191,543
Variable Growth & Income Fund...............................     1,632,971        16,050,929
Variable Telecommunications Fund............................            --        42,645,663
Variable Emerging Markets Fund..............................            --        29,017,419
Variable Infrastructure Fund................................            --         2,252,320
Variable Natural Resources Fund.............................            --        14,279,346
Variable America Fund.......................................            --        80,600,556
Variable New Pacific Fund...................................            --        18,366,106
Variable Europe Fund........................................            --        10,595,663
Money Market Fund...........................................            --                --
Variable International Fund.................................            --         4,018,774

The Funds' written options activity for the year ended December 31, 1996, was as follows:

                    GT GLOBAL VARIABLE STRATEGIC INCOME FUND
                          COVERED CALL OPTIONS WRITTEN

                                                                 UNDERLYING
                                                              PRINCIPAL AMOUNT   PREMIUMS
                                                              ----------------   --------
Options outstanding at December 31, 1995....................     $      --       $    --
Options written during the year ended December 31, 1996.....     $ 708,000       $16,100
Options cancelled in closing purchase transactions..........      (508,000)      (11,900 )
Options expired prior to exercise...........................      (200,000)       (4,200 )
Options exercised...........................................            --            --
                                                              ----------------   --------
Options outstanding at December 31, 1996....................     $      --       $    --
                                                              ----------------   --------
                                                              ----------------   --------

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Funds were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         DECEMBER 31, 1996            DECEMBER 31, 1995
                                                    ---------------------------  ---------------------------
GT GLOBAL VARIABLE STRATEGIC INCOME FUND               SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold.......................................     3,455,994  $  43,161,383     1,985,281  $  22,200,799
Shares issued in connection with reinvestment of
 distributions....................................       161,635      2,004,763       179,542      1,991,044
                                                    ------------  -------------  ------------  -------------
                                                       3,617,629     45,166,146     2,164,823     24,191,843
Shares repurchased................................    (3,384,466)   (42,069,061)   (2,185,897)   (24,283,139)
                                                    ------------  -------------  ------------  -------------
Net increase (decrease)...........................       233,163  $   3,097,085       (21,074) $     (91,296)
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND
--------------------------------------------------
Shares sold.......................................       595,260  $   6,669,492     1,119,737  $  11,927,543
Shares issued in connection with reinvestment of
 distributions....................................        63,372        706,122        64,913        722,395
                                                    ------------  -------------  ------------  -------------
                                                         658,632      7,375,614     1,184,650     12,649,938
Shares repurchased................................      (787,028)    (8,839,632)   (1,054,689)   (11,200,397)
                                                    ------------  -------------  ------------  -------------
Net increase (decrease)...........................      (128,396) $  (1,464,018)      129,961  $   1,449,541
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE US GOVERNMENT INCOME FUND
--------------------------------------------------
Shares sold.......................................       333,844  $   3,803,016     1,824,240  $  20,431,040
Shares issued in connection with reinvestment of
 distributions....................................        23,060        262,014        18,588        234,899
                                                    ------------  -------------  ------------  -------------
                                                         356,904      4,065,030     1,842,828     20,665,939
Shares repurchased................................      (386,658)    (4,430,300)   (1,556,416)   (17,459,191)
                                                    ------------  -------------  ------------  -------------
Net increase (decrease)...........................       (29,754) $    (365,270)      286,412  $   3,206,748
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

                                      F73

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                            YEAR ENDED                   YEAR ENDED
                                                         DECEMBER 31, 1996            DECEMBER 31, 1995
                                                    ---------------------------  ---------------------------
GT GLOBAL VARIABLE LATIN AMERICA FUND                  SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold.......................................     2,062,574  $  28,548,855     2,569,344  $  35,542,045
Shares issued in connection with reinvestment of
 distributions....................................        45,515        624,926       236,651      2,991,268
                                                    ------------  -------------  ------------  -------------
                                                       2,108,089     29,173,781     2,805,995     38,533,313
Shares repurchased................................    (2,151,334)   (29,883,182)   (2,602,904)   (36,198,875)
                                                    ------------  -------------  ------------  -------------
Net increase (decrease)...........................       (43,245) $    (709,401)      203,091  $   2,334,438
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE GROWTH & INCOME FUND
--------------------------------------------------
Shares sold.......................................     1,910,536  $  29,111,115       776,808  $  10,555,910
Shares issued in connection with reinvestment of
 distributions....................................        55,274        839,489        59,956        818,466
                                                    ------------  -------------  ------------  -------------
                                                       1,965,810     29,950,604       836,764     11,374,376
Shares repurchased................................    (1,857,484)   (28,213,931)     (708,880)    (9,669,648)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       108,326  $   1,736,673       127,884  $   1,704,728
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------


GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND
--------------------------------------------------
Shares sold.......................................     2,031,581  $  37,384,916     1,453,558  $  23,188,408
Shares issued in connection with reinvestment of
 distributions....................................       354,065      6,443,990        68,050      1,045,935
                                                    ------------  -------------  ------------  -------------
                                                       2,385,646     43,828,906     1,521,608     24,234,343
Shares repurchased................................    (1,908,080)   (34,595,566)   (1,087,480)   (17,197,275)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       477,566  $   9,233,340       434,128  $   7,037,068
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE EMERGING MARKETS FUND
--------------------------------------------------
Shares sold.......................................     2,518,560  $  32,771,217     1,173,549  $  12,723,265
Shares issued in connection with reinvestment of
 distributions....................................            --             --         8,331         90,089
                                                    ------------  -------------  ------------  -------------
                                                       2,518,560     32,771,217     1,181,880     12,813,354
Shares repurchased................................    (2,109,935)   (27,696,344)     (967,577)   (10,519,830)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       408,625  $   5,074,873       214,303  $   2,293,524
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

                                                                                      JANUARY 31, 1995
                                                                                      (COMMENCEMENT OF
                                                                                 OPERATIONS) TO DECEMBER 31,
                                                                                            1995
                                                                                 ---------------------------
GT GLOBAL VARIABLE INFRASTRUCTURE FUND                                              SHARES        AMOUNT
--------------------------------------------------                               ------------  -------------
Shares sold.......................................       469,810  $   7,225,756       174,610  $   2,285,935
Shares issued in connection with reinvestment of
 distributions....................................         1,715         26,769            --             --
                                                    ------------  -------------  ------------  -------------
                                                         471,525      7,252,525       174,610      2,285,935
Shares repurchased................................      (224,095)    (3,457,346)      (62,813)      (826,452)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       247,430  $   3,795,179       111,797  $   1,459,483
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE NATURAL RESOURCES FUND
--------------------------------------------------
Shares sold.......................................     1,819,670  $  33,416,057       228,814  $   3,086,623
Shares issued in connection with reinvestment of
 distributions....................................            --             --         4,976         67,477
                                                    ------------  -------------  ------------  -------------
                                                       1,819,670     33,416,057       233,790      3,154,100
Shares repurchased................................    (1,140,721)   (20,919,006)     (143,765)    (1,940,086)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       678,949  $  12,497,051        90,025  $   1,214,014
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

                                                                                         YEAR ENDED
                                                                                      DECEMBER 31, 1995
                                                                                 ---------------------------
GT GLOBAL VARIABLE AMERICA FUND                                                     SHARES        AMOUNT
--------------------------------------------------                               ------------  -------------
Shares sold.......................................     2,859,324  $  55,470,879     3,800,437  $  72,967,274
Shares issued in connection with reinvestment of
 distributions....................................       303,755      5,480,666        31,220        606,288
                                                    ------------  -------------  ------------  -------------
                                                       3,163,079     60,951,545     3,831,657     73,573,562
Shares repurchased................................    (2,984,751)   (57,915,239)   (2,862,326)   (55,970,932)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       178,328  $   3,036,306       969,331  $  17,602,630
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

                                      F74

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                                            YEAR ENDED                   YEAR ENDED
                                                         DECEMBER 31, 1996            DECEMBER 31, 1995
                                                    ---------------------------  ---------------------------
GT GLOBAL VARIABLE NEW PACIFIC FUND                    SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------  ------------  -------------  ------------  -------------
Shares sold.......................................    10,835,385  $ 176,690,218     7,058,585  $  95,900,026
Shares issued in connection with reinvestment of
 distributions....................................        20,259        329,817         6,484         90,012
                                                    ------------  -------------  ------------  -------------
                                                      10,855,644    177,020,035     7,065,069     95,990,038
Shares repurchased................................   (10,696,698)  (175,737,852)   (6,795,204)   (92,832,446)
                                                    ------------  -------------  ------------  -------------
Net increase......................................       158,946  $   1,282,183       269,865  $   3,157,592
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE EUROPE FUND
--------------------------------------------------
Shares sold.......................................     4,041,258  $  77,833,163     2,497,482  $  39,741,019
Shares issued in connection with reinvestment of
 distributions....................................         7,876        155,793         9,965        154,451
                                                    ------------  -------------  ------------  -------------
                                                       4,049,134     77,988,956     2,507,447     39,895,470
Shares repurchased................................    (3,846,425)   (74,160,899)   (2,547,574)   (40,557,920)
                                                    ------------  -------------  ------------  -------------
Net increase (decrease)...........................       202,709  $   3,828,057       (40,127) $    (662,450)
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------


GT GLOBAL MONEY MARKET FUND
--------------------------------------------------
Shares sold.......................................   316,100,021  $ 316,100,051   178,846,705  $ 178,851,599
Shares issued in connection with reinvestment of
 distributions....................................       708,413        708,413       823,767        818,843
                                                    ------------  -------------  ------------  -------------
                                                     316,808,434    316,808,464   179,670,472    179,670,442
Shares repurchased................................  (311,904,996)  (311,904,996) (184,253,572)  (184,253,572)
                                                    ------------  -------------  ------------  -------------
Net increase (decrease)...........................     4,903,438  $   4,903,468    (4,583,100) $  (4,583,130)
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

GT GLOBAL VARIABLE INTERNATIONAL FUND
--------------------------------------------------
Shares sold.......................................       804,796  $   9,121,897     1,403,934  $  14,984,693
Shares issued in connection with reinvestment of
 distributions....................................         1,276         14,683         3,283         35,810
                                                    ------------  -------------  ------------  -------------
                                                         806,072      9,136,580     1,407,217     15,020,503
Shares repurchased................................      (737,004)    (8,376,359)   (1,272,826)   (13,587,017)
                                                    ------------  -------------  ------------  -------------
Net increase......................................        69,068  $     760,221       134,391  $   1,433,486
                                                    ------------  -------------  ------------  -------------
                                                    ------------  -------------  ------------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Funds' expenses. The Funds' expenses were reduced as follows under these arrangements:

                                                                 YEAR ENDED
GT GLOBAL                                                     DECEMBER 31, 1996
------------------------------------------------------------  -----------------
Variable Strategic Income Fund..............................       $    --
Variable Global Government Income Fund......................            --
Variable U.S. Government Income Fund........................            --
Variable Latin America Fund.................................        10,929
Variable Growth & Income Fund...............................         3,243
Variable Telecommunications Fund............................         8,003
Variable Emerging Markets Fund..............................        11,363
Variable Infrastructure Fund................................           652
Variable Natural Resources Fund.............................         2,864
Variable America Fund.......................................        13,978
Variable New Pacific Fund...................................        23,220
Variable Europe Fund........................................         5,079
Money Market Fund...........................................            --
Variable International Fund.................................         3,533

FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended December 31, 1996:

                                                              CAPITAL GAIN
GT GLOBAL                                                       DIVIDEND
------------------------------------------------------------  ------------
Variable Telecommunications.................................   $1,782,794
Variable America............................................      551,518

                                      F75

                      GT GLOBAL VARIABLE INVESTMENT FUNDS

                                     NOTES

--------------------------------------------------------------------------------

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                             GT GLOBAL ALLOCATOR
          VARAR702M